Prospectus

May 1, 2018

Individual Flexible Payment Variable Annuity (Fee Based)

Issued by The Northwestern Mutual Life Insurance Company

and NML Variable Annuity Account A

This prospectus describes an individual flexible payment variable annuity contract (the “Contract”) for Individual Retirement Annuities (“IRAs”), Roth IRAs, and Non-Tax Qualified Annuities and Non-Qualified Plans offered to purchasers who pay periodic fees based on assets in lieu of brokerage commissions or as compensation for advisory services (Fee-Based Programs). The Contract provides for accumulation of Contract Value on a variable and/or a fixed basis and a payment of annuity benefits on a fixed or variable basis. Net Purchase Payments may be invested, pursuant to the Contract, in the following variable and fixed options:

Variable Options

Northwestern Mutual Series Fund, Inc.

Growth Stock Portfolio

Focused Appreciation Portfolio

Large Cap Core Stock Portfolio

Large Cap Blend Portfolio

Index 500 Stock Portfolio

Large Company Value Portfolio

Domestic Equity Portfolio

Equity Income Portfolio

Mid Cap Growth Stock Portfolio

Index 400 Stock Portfolio

Mid Cap Value Portfolio

Small Cap Growth Stock Portfolio

Index 600 Stock Portfolio

Small Cap Value Portfolio

International Growth Portfolio

Research International Core Portfolio

International Equity Portfolio

Emerging Markets Equity Portfolio

Government Money Market Portfolio

Short-Term Bond Portfolio

Select Bond Portfolio

Long-Term U.S. Government Bond Portfolio

Inflation Protection Portfolio

High Yield Bond Portfolio

Multi-Sector Bond Portfolio

Balanced Portfolio

Asset Allocation Portfolio

Fidelity® Variable Insurance Products

VIP Mid Cap Portfolio

VIP Contrafund® Portfolio

Neuberger Berman Advisers Management Trust

Sustainable Equity Portfolio

Russell Investment Funds

U.S. Strategic Equity Fund

U.S. Small Cap Equity Fund

Global Real Estate Securities Fund

International Developed Markets Fund

Strategic Bond Fund

Russell Investment Funds LifePoints®

Variable Target Portfolio Series

Moderate Strategy Fund

Balanced Strategy Fund

Growth Strategy Fund

Equity Growth Strategy Fund

Credit Suisse Trust

Commodity Return Strategy Portfolio

Fixed Option

Guaranteed Interest Fund

The Contract (including the fixed option) and the variable options are not guaranteed to achieve their goals, are not bank deposits, are not federally insured, and are not endorsed by any bank or government agency. You could lose the money you invest in the Contract. All contractual guarantees (including the fixed option) are contingent upon the claims-paying ability of the Company.

Please read carefully this prospectus and the accompanying prospectuses for the variable options and keep them for future reference. These prospectuses provide information that you should know before investing in the Contract. No person is authorized to make any representation in connection with the offering of the Contract other than those contained in these prospectuses.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense. The Contract may not be available in all states and is only offered where it can be lawfully sold. Our Distributor may limit sales of the Contract to certain government entities and government entity plans.

More information about the Contract and NML Variable Annuity Account A (the “Separate Account”) is included in a Statement of Additional Information (“SAI”), dated May 1, 2018, which is incorporated by reference in this prospectus and available free of charge from The Northwestern Mutual Life Insurance Company. The table of contents for the SAI is at the end of this prospectus. The SAI is available free of charge at www.northwesternmutual.com. To receive a copy of the SAI, send a written request to Northwestern Mutual, Life, Annuity and Product Solutions Department, Room T22, 720 East Wisconsin Avenue, Milwaukee, WI 53202. Information about the Separate Account (including the SAI) is available on the SEC’s internet site at http://www.sec.gov, or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549-0102. This information can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room’s operation, call the SEC at 1-202-551-8090.

Contents of this Prospectus

This prospectus describes only the Separate Account and the variable provisions of the Contract, except where there are specific references to the fixed provisions.

Glossary of Special Terms

Unless otherwise specified in this prospectus, the words “Northwestern Mutual,” “we,” “us,” “our,” and “Company” mean The Northwestern Mutual Life Insurance Company. The words “you” and “your,” unless otherwise specified, mean the Contract Owner. We use a number of special terms in this prospectus, including the following:

Accumulation Unit—An accounting unit of measure representing the Contract Value, before the date on which Annuity Payments begin, in one or more Divisions of the Separate Account. The related term “Accumulation Unit Value” means the value of a particular Accumulation Unit at a particular time and is analogous to, but not the same as, the share price of a mutual fund.

Annuitant—The person upon whose life the Contract is issued and Contract benefits depend. The Primary Annuitant is the person upon whose life the Contract is initially issued. The Contingent Annuitant is the person who becomes the Annuitant upon the death of the Primary Annuitant.

Annuity Payments—Money we pay pursuant to the terms of the Contract. Payments may be paid under one or more of the following three methods: (1) a variable income plan; (2) a fixed income plan; or (3) in cash.

Annuity Unit—An accounting unit of measure representing the actuarial value of a variable income plan’s interest in a Division of the Separate Account after Annuity Payments begin.

Beneficiary—A person who receives payments under the Contract upon the death of the Annuitant before the Maturity Date provided that the Annuitant was an Owner of the Contract at the time of death.

Contract—The agreement between you and us described in this variable annuity prospectus. During the Accumulation Period of the Contract, you may invest money under your contract and any earnings on your investment will accumulate on a tax-deferred basis. During the Annuitization Period, you receive periodic payments based largely on the amounts you accumulate, all or a portion of which will be taxable as ordinary income.

Contract Value—The value of your Contract on any Valuation Date is the sum of: (1) the value of your amounts held in the Divisions of the Separate Account on that Valuation Date; and (2) the sum of your amounts allocated to any Guaranteed Account, plus credited interest; less (3) any withdrawals from any Guaranteed Account and any applicable charges under the Contract deducted from any Guaranteed Account.

Division—A sub-account of the Separate Account, the assets of which are invested exclusively in the shares of one of the Portfolios of the underlying Funds.

Fund—A Fund is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company or as a unit investment trust, or is not required to be registered under the Act. A Fund is available as an investment option under the Contract. The assets of each of the Divisions of the Separate Account are used to purchase shares of the corresponding Portfolio of a Fund.

General Account—All assets of the Company, other than those held in the Separate Account or in other separate accounts that have been or may be established by the Company.

Guaranteed Interest Fund—A fixed investment option under the Contract, supported by the assets held in the Company’s General Account, that has a one-year term.

Income Plan—An optional method of receiving the death benefit, maturity benefit, surrender proceeds or withdrawal proceeds of an insurance policy or annuity contract through a series of periodic payments. An Income Plan may also be known as a “payment plan”.

Investment Professional—Someone you select to provide you with brokerage service or investment advice with respect to amounts you invest under your Contract who either is registered as a broker-dealer under the Securities Exchange Act of 1934 or as an investment adviser under the Investment Advisers Act of 1940 directly (or by association with another person), or who provides such service or advice under an exemption from the Investment Advisers Act of 1940.

Maturity Date—The date, stated on the specifications page of the Contract, on which Purchase Payments cease and Annuity Payments become payable.

Owner—The person with the sole right to exercise all rights and privileges under the Contract, except as the Contract otherwise provides.

Portfolio—A series of a Fund available for investment under the Contract which corresponds to a particular Division of the Separate Account.

Purchase Payments—Money you give us to apply to your Contract. The related term “Net Purchase Payment” refers to Purchase Payments after all applicable deductions.

Required Minimum Distribution (“RMD”)—A minimum amount that federal tax law generally requires be withdrawn from certain tax-qualified annuities each year.

Separate Account—The account the Company has established pursuant to Wisconsin law for those assets, although belonging to the Company, that are reserved for you and other owners of variable annuity contracts supported by the Separate Account.

Valuation Date—Any day on which the New York Stock Exchange (“NYSE”) is open for trading and any other day we are required under the 1940 Act to value assets of a Division of the Separate Account.

Account A (Fee Based) Prospectus	1

Fee and Expense Tables

Contract Fees and Expenses

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. They do not include any fee your Investment Professional may charge you for his or her services. They also do not include any charge for state premium tax deductions, which we do not charge for at present, but we reserve the right to do so. In the first table, transaction charges are shown on the left and annual charges are shown on the right.

Transaction Expenses for Contract Owners (as a percentage of Purchase Payments, unless noted)
Maximum Sales Load	None
Withdrawal Charge	None
Transfer Fee	None
Expedited Delivery Charge[1]	$17

Annual Expenses of the Separate Account (as a percentage of average daily Contract value)
Maximum Mortality and Expense Risk Fees	0.75%
Other Expenses	None

Total Maximum Separate Account Annual Expenses	0.75%
Current Mortality and Expense Risk Fees	0.35%
Other Expenses	None

Total Current Separate Account Annual Expenses	0.35%

Annual Contract Fee[2]
$30; waived if the Contract Value equals or exceeds $25,000

Annual Charge for Optional Enhanced Death Benefit (EDB)
Maximum Charge (as a percent of the entire benefit)[3]	0.40%

[1]	For express mail delivery with signature required; the express mail delivery charge without signature is $15. We also charge $15 for wire transfers in connection with withdrawals.
[2]	We are currently waiving the Annual Contract Fee if Purchase Payments less withdrawals equal or exceed $25,000. We reserve the right to change this practice in the future.
[3]	The maximum charge is for issue age (i.e., the age nearest the Primary Annuitant’s birthday at the time the application is approved) 56-65. The charge is 0.10% for issue age 45 or less and 0.20% for issue age 46-55. The “entire” enhanced death benefit on any Valuation Date equals the greatest of (i) the Contract Value on that Valuation Date, (ii) the amount of Purchase Payments made under the Contract (adjusted for any withdrawals), or (iii) the EDB on the most recent Contract anniversary date prior to the Primary Annuitant’s 80th birthday, increased by any Purchase Payments we received since that Contract anniversary and decreased by the percentage of Contract Value withdrawn since that Contract anniversary. The EDB is available only at the time the Contract is issued. At the time of issue, the value of the EDB would be equal to the greater of the Initial Purchase Payment or the Contract Value.

2	Account A (Fee Based) Prospectus

Range of Total Annual Portfolio Operating Expenses

The table below shows the minimum and maximum total operating expenses of the Portfolios that you may pay periodically during the time that you own the Contract. The first line of this table lists expenses that do not reflect fee waivers or expense limits and reimbursements, nor do they reflect short-term trading redemption fees, if any, charged by the Portfolios. The information is based on operations for the year ended December 31, 2017. More details concerning these fees and expenses are contained in the attached prospectuses for the Funds.

	Minimum	Maximum
Range of Total Annual Portfolio Operating Expenses (expenses include investment advisory fees, distribution (12b-1) fees, and other expenses as a percentage of average Portfolio assets)	0.21%	1.40%
Range of Total Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement*	0.20%	1.12%

*	The “Range of Total Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement” line in the above table shows the minimum and maximum fees and expenses charged by all of the Portfolios after taking into account contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce total annual portfolio operating expenses for Owners and will continue for at least one year from the date of this prospectus. For more information about which Portfolios currently have such contractual reimbursement or fee waiver arrangements in place, see the prospectuses of the underlying Funds.

For more information about voluntary fee waivers that may be in place, see the “Deductions” section.

The following Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Separate Account annual expenses, and the fees and expenses of the underlying Portfolios. Because we impose no charges upon surrender or annuitization, your costs will be the same whether you continue to own, surrender, or annuitize the Contract at the end of the period shown. Although you are required to invest a minimum of $50,000 in the Contract, the Examples assume that you invest $10,000 for the time periods indicated and that your investment has a 5% return each year. The Examples reflect the maximum as well as the minimum fees and expenses of the underlying Portfolios as set forth in the Range of Total Annual Portfolio Operating Expenses table. Although your actual costs may be higher or lower than those shown below, based on these assumptions, your costs would be as follows:

Examples

Contract With the Enhanced Death Benefit—(assuming the maximum EDB charge; i.e., at issue age 56-65)

	1 Year	3 Years	5 Years	10 Years
Maximum Total Annual Portfolio Operating Expenses	$231	$770	$1,336	$2,875
Minimum Total Annual Portfolio Operating Expenses	$139	$433	$749	$1,646

Contract Without the Enhanced Death Benefit

	1 Year	3 Years	5 Years	10 Years
Maximum Total Annual Portfolio Operating Expenses	$190	$646	$1,129	$2,461
Minimum Total Annual Portfolio Operating Expenses	$97	$305	$530	$1,177

We reserve the right to increase the current mortality and expense risk charges to a maximum annual rate of 0.75%. The expense numbers shown in the tables reflect the maximum mortality and expense risk charges. The Contracts may provide for charges for transfers between the Divisions of the Separate Account and for premium taxes, but we are not presently assessing such charges. The charge for the EDB above was determined by multiplying the maximum EDB percentage charge (0.40%) by the entire EDB. The EDB amounts assumed for purposes of this example are equal to the Contract Value at each anniversary. Such hypothetical amounts are for illustrative purposes only. The $30 annual Contract fee is reflected as 0.00% based on the annual Contract fees collected divided by the average assets attributable to the Contracts for the fiscal year ended December 31, 2017.

Please remember that the examples are simply illustrations and do not represent past or future expenses. Your actual expenses may be higher or lower than those shown in the examples. Similarly, your rate of return may be more or less than the 5% assumed in the examples.

Condensed Financial Information

The value of an Accumulation Unit is determined on the basis of changes in the per share value of the underlying Portfolios and the assessment of Separate Account charges, which may vary from contract to contract. (For more information on the calculation of underlying account values, see “Application of

Purchase Payments.”) Please refer to Appendix A of this prospectus for information regarding the historical Accumulation Unit Values.

Financial statements of the Separate Account and the financial statements of Northwestern Mutual appear in the Statement of

Account A (Fee Based) Prospectus	3

Additional Information (“SAI”). The financial statements of the Company should only be considered with respect to the Company’s ability to meet its obligations under the Contract and not with respect to the Contract Value held in the Separate Account, which is principally derived from the investment performance of the Portfolios. The SAI is available free of charge at www.northwesternmutual.com. To receive a copy of the SAI, send a written request to Northwestern Mutual, Life, Annuity and Product Solutions Department, Room T22, 720 East Wisconsin Avenue, Milwaukee, WI 53202, or use the

coupon provided at the back of this Prospectus. Semiannually, we will send you reports containing financial information and schedules of investments for the Portfolios underlying the Divisions in which you invest. We will also send you periodic statements showing the value of your Contract and transactions under the Contract since the last statement. You should promptly review these statements and any confirmations of individual transactions that you receive to verify the accuracy of the information, and should promptly notify us of any discrepancies.

The Company

The Northwestern Mutual Life Insurance Company, or through its subsidiaries and affiliates, offers insurance products, investment products, and advisory services which are designed to address clients’ needs for financial security and protection, wealth accumulation and distribution, and estate preservation. Organized by a special act of the Wisconsin Legislature in 1857, the Company is licensed to conduct a conventional life insurance business in the District of Columbia and in all states of the United States. The Company’s total assets were over $265 billion as of December 31, 2017. The Home Office of Northwestern Mutual is located at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

In addition to your fixed account allocations, General Account assets are used to guarantee the payment of certain benefits under the Contracts, including death benefits. To the extent that we are required to pay you amounts in addition to your

Contract Value under these benefits, such amounts will come from General Account assets. Thus, Contract Owners must look to the strength of the Company and its General Account with regard to insurance contract guarantees. You should also be aware that the General Account is exposed to the risks normally associated with the operation of a life insurance company, including insurance pricing, asset liability management and interest rate risk, operational risks, and the investment risks of a portfolio of securities that consists largely, though not exclusively, of fixed-income securities. Some of the risks associated with such a portfolio include interest rate, option, liquidity, and credit risk. The financial statements contained in the Statement of Additional Information include a further discussion of risks inherent within the General Account investments. The assets in the General Account are subject to the claims of the Company’s general creditors.

The Separate Account

We established the NML Variable Annuity Account A (the “Separate Account”) on February 14, 1968 by action of our Board of Trustees in accordance with the provisions of the Wisconsin insurance law. The Separate Account is registered with the SEC as a unit investment trust under the 1940 Act.

You may allocate the money you invest under your Contract among the variable and fixed options (if available in your state) described elsewhere in this prospectus. Each variable option is a Division of the Separate Account, which corresponds to one of the Portfolios of the Funds also described elsewhere in this prospectus. Under Wisconsin law, the investment operations of the Separate Account are kept separate from our other operations. The values for your Contract supported by the Separate Account will not be affected by income, gains, or losses from the rest of our business. The income, gains or losses, realized or unrealized, for the assets we place in the Separate Account for your Contract will determine the value of your Contract benefits supported by the Separate Account, and will not affect the rest of our business. The assets in the Separate Account are reserved for you and other owners of variable annuity contracts, although the assets belong to us and we do not hold the assets as a trustee. While we and our creditors cannot reach the assets of the Separate Account to satisfy other obligations until our obligations under your Contract have been satisfied, all of our assets (except those we hold in certain other separate accounts) are available to satisfy our obligations under your Contract. The obligations under the variable annuity contracts are obligations of the Company as depositor.

When permitted by law and subject to any required regulatory approvals or votes by Contract Owners, we reserve the right to:

•	Operate the Separate Account or a Division as either a unit investment trust or a management company under the 1940 Act, or in any other form allowed by law, if deemed by the Company to be in the best interest of Contract Owners.

•	Invest current and future assets of a Division in securities of another Fund as a substitute for shares of a Fund already purchased or to be purchased.

4	Account A (Fee Based) Prospectus

•	Register or deregister the Separate Account under the 1940 Act or change its classification under that Act.

•	Create new separate accounts.

•	Combine the Separate Account with any other separate account.

•	Transfer the assets and liabilities of the Separate Account to another separate account.

•	Transfer cash from time to time between the Company’s general account and the Separate Account as deemed necessary or appropriate and consistent with the terms of the Contracts, including but not limited to transfers for the deduction of charges and in support of payment options.

•	Transfer assets of the Separate Account in excess of reserve requirements applicable to Contracts supported by the Separate Account to the Company’s General Account.
•	Add, delete or make substitutions for the securities and other assets that are held or purchased by the Separate Account.

•	Terminate and/or liquidate the Separate Account.

•	Restrict or eliminate any voting rights of Contract Owners or other persons who have voting rights as to the Separate Account.

•	Make any changes to the Separate Account to conform with, or required by any change in, federal tax law, the 1940 Act and regulations promulgated thereunder, or any other applicable federal or state laws.

In the event that we take any of these actions, we may make an appropriate endorsement of your Contract and take other actions to carry out what we have done.

The Investment Options

The Contract makes available a fixed option and a variety of variable investment options. The Company does not endorse or recommend any particular option nor does it provide asset allocation or investment advice. Additionally, not all of the investment options may be available in the Fee-Based Program under which you hold your Contract. You, together with your Investment Professional, are responsible for choosing your investment options and the amounts you allocate to each based on your individual situation and your personal savings goals and risk tolerances. After your initial investment decision, you should monitor your investments and periodically review the options you select and the amount allocated to each option to ensure your decisions continue to be appropriate. The amounts invested in the variable options are not guaranteed and, because both your principal and any return on your investment are subject to market risk, you can lose money. The amounts invested in the fixed option earn interest for a specified period at a rate we declare from time to time and, together with the interest earned, are guaranteed by, and subject to the claims—paying ability of, the Company.

The Role of Your Investment Professional

Your Investment Professional may provide us with instructions on your behalf involving the investment of Net Purchase Payments and the allocation and transfer of Accumulation Value of your Contract among the available investment options, subject to our rules, including the restrictions on short term and excessive trading discussed elsewhere in this prospectus.

We are not a party to any agreement you have with your Investment Professional, nor are we responsible for any brokerage service or investment advice your Investment Professional provides to you. Your Investment Professional may be associated with our affiliated registered investment advisor and/or our affiliated limited purpose federal savings bank, and a Contract may only be purchased through such an Investment Professional. Any non-incidental investment advice that your Investment Professional provides to you related to investment option selection or asset allocation within your Contract is pursuant to a separate agreement with an entity qualified to provide such advice, such as our affiliated registered investment advisor (Northwestern Mutual Investment Services, LLC) or our affiliated limited purpose federal savings bank (the Northwestern Mutual Wealth Management Company), and is not provided by the Company. For more information, you may obtain a Northwestern Mutual Signature Annuities Disclosure Brochure from your Investment Professional. By signing the application for the Contract, (or by executing other documents acceptable to us), you affirm that you understand and agree that instructions you provide your Investment Professional may not be relayed concurrently to us and that we are not liable for any loss or liability that may arise as a result. All instructions we receive from your Investment Professional will be deemed to have been authorized by you and provided on your behalf (not on our behalf), until you either notify us in writing that you have revoked that authority or we receive notice of your death. We may require your Investment Professional to enter into a separate agreement with us relating to communications between us on behalf of all Contract Owners your Investment Professional represents as a condition of accepting his or her instructions. This agreement also may restrict the aggregate amounts your Investment Professional may transfer on behalf of the Contract Owners he or she represents or impose additional requirements with respect to such transfers. These limitations are intended to minimize the potential adverse effects large transfers may have on the interests of all contract owners.

Any fee that is charged by your Investment Professional is in addition to the fees and expenses that apply to your Contract described in this prospectus. By advance written agreement

Account A (Fee Based) Prospectus	5

with us, you may authorize your Investment Professional to withdraw amounts from your Contract to pay for his or her fee. We will not verify the fee amount withdrawn, but we will send you a confirmation of the withdrawal, which you should review to verify the fee amount is accurate. Any such withdrawal will have the same tax effect and effect on Contract benefits as any other withdrawal you make from your Contract.

Your Investment Professional must be appointed by us, or associated with a broker-dealer appointed by us, as our authorized agent to sell the Contract. As our selling agent, your Investment Professional or his or her associated broker-dealer, may receive compensation for the services performed on our behalf. Your Investment Professional also may receive compensation for referring you to the fee-based program under which you purchase your Contract. If you would like more information about these compensation arrangements, you should contact your Investment Professional.

Variable Options

The assets of each Division of the Separate Account are invested in a corresponding Portfolio that is a series of one of the following mutual fund families: Northwestern Mutual Series Fund, Inc.; Fidelity® Variable Insurance Products; Neuberger Berman Advisers Management Trust; the Russell Investment Funds; and the Credit Suisse Trust. The Separate Account buys shares of the Portfolios at their respective net asset values without sales charge. The Portfolios are available for investment only by separate accounts supporting variable insurance products and are not publicly traded. Their performance can differ substantially from publicly traded mutual funds with similar names. The specific Portfolios available under your Contract may change from time to time, and not all Portfolios in which assets of the Separate Account are invested may be available under your Contract. Your ability to invest in a Portfolio may be affected by the actions of such Portfolio, such as when a Portfolio closes.

Subject to any limitations imposed by your Fee-Based Program, you may choose to allocate the Accumulation Value of your Contract among the Divisions of the Separate Account and you may, subject to certain conditions, transfer values from one Division to another. Amounts you allocate among the Divisions may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the corresponding Portfolio. The investment objectives and types of investments for each Portfolio are set forth below. There can be no assurance that the Portfolios will realize their objectives. For more information about the investment objectives and policies, the attendant risk factors and expenses for each of the Portfolios described below, see the attached prospectuses. Read the prospectuses carefully before you invest. Please see the prospectuses for the Funds for a discussion of the potential risks and conflicts presented by the use of a Fund as an investment option under variable annuity contracts and variable life insurance policies offered by affiliated and non-affiliated life insurance companies. For more information about the Fee-Based Program under which you hold your Contract, contact your Investment Professional. Note: If you received a summary prospectus for a portfolio listed below, please follow the directions on the first page of the summary prospectus to obtain a copy of the full fund prospectus.

Northwestern Mutual Series Fund, Inc.    The principal investment adviser for the Portfolios of the Northwestern Mutual Series Fund, Inc. is Mason Street Advisors, LLC (“MSA”), our wholly-owned company. The investment advisory agreements for the respective Portfolios provide that MSA will provide services and bear certain expenses of the Portfolios. MSA employs a staff of investment professionals to manage the assets of the Fund and the other advisory clients of MSA. We provide related facilities and personnel, which MSA uses in performing its investment advisory functions. MSA has retained and oversees a number of asset management firms under investment sub-advisory agreements to provide day-to-day management of the Portfolios indicated below. Each such sub-adviser may be replaced without the approval of shareholders. Please see the attached prospectuses for the Northwestern Mutual Series Fund, Inc. for more information.

Portfolio	Investment Objective	Sub-adviser (if applicable)
Growth Stock Portfolio	Long-term growth of capital; current income is a secondary objective	BNY Mellon Asset Management North America Corporation
Focused Appreciation Portfolio	Long-term growth of capital	Loomis Sayles & Company, L.P.
Large Cap Core Stock Portfolio	Long-term growth of capital and income	Wellington Management Company LLP
Large Cap Blend Portfolio	Long-term growth of capital and income	Fiduciary Management, Inc.
Index 500 Stock Portfolio	Investment results that approximate the performance of the Standard & Poor’s 500® Composite Stock Price Index	N/A
Large Company Value Portfolio	Long-term capital growth; income is a secondary objective	American Century Investment Management, Inc.
Domestic Equity Portfolio	Long-term growth of capital and income	Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust

6	Account A (Fee Based) Prospectus

Portfolio	Investment Objective	Sub-adviser (if applicable)
Equity Income Portfolio	Long-term growth of capital and income	T. Rowe Price Associates, Inc.
Mid Cap Growth Stock Portfolio	Long-term growth of capital	Wellington Management Company LLP
Index 400 Stock Portfolio	Investment results that approximate the performance of the S&P MidCap 400® Stock Price Index	N/A
Mid Cap Value Portfolio	Long-term capital growth; current income is a secondary objective	American Century Investment Management, Inc.
Small Cap Growth Stock Portfolio	Long-term growth of capital	Wellington Management Company LLP
Index 600 Stock Portfolio	Investment results that approximate the performance of the Standard & Poor’s SmallCap 600® Index	N/A
Small Cap Value Portfolio	Long-term growth of capital	T. Rowe Price Associates, Inc.
International Growth Portfolio	Long-term growth of capital	FIAM LLC
Research International Core Portfolio	Capital appreciation	Massachusetts Financial Services Company
International Equity Portfolio	Long-term growth of capital; any income realized will be incidental	Templeton Investment Counsel, LLC
Emerging Markets Equity Portfolio	Capital appreciation	Aberdeen Asset Managers Limited
Government Money Market Portfolio*	Maximum current income to the extent consistent with liquidity and stability of capital	BlackRock Advisors, LLC
Short-Term Bond Portfolio	To provide as high a level of current income as is consistent with prudent investment risk	T. Rowe Price Associates, Inc.
Select Bond Portfolio	To provide as high a level of total return as is consistent with prudent investment risk; a secondary objective is to seek preservation of shareholders’ capital	Wells Capital Management, Inc.
Long-Term U.S. Government Bond Portfolio	Maximum total return, consistent with preservation of capital and prudent investment management	Pacific Investment Management Company LLC
Inflation Protection Portfolio	Pursue total return using a strategy that seeks to protect against U.S. inflation	American Century Investment Management, Inc.
High Yield Bond Portfolio**	High current income and capital appreciation	Federated Investment Management Company
Multi-Sector Bond Portfolio	Maximum total return, consistent with prudent investment management	Pacific Investment Management Company LLC
Balanced Portfolio	To realize as high a level of total return as is consistent with prudent investment risk, through income and capital appreciation	N/A
Asset Allocation Portfolio	To realize as high a level of total return as is consistent with reasonable investment risk	N/A

*	Although the Government Money Market Portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in the Government Money Market Portfolio. An investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. During extended periods of low interest rates, the yield of a money market portfolio may also become extremely low and possibly negative.
**	High yield bonds are commonly referred to as junk bonds.

Fidelity® Variable Insurance Products    The Fidelity® VIP Mid Cap Portfolio and the Fidelity® VIP Contrafund® Portfolio are series of Variable Insurance Products III and Variable Insurance Products Fund II, respectively. The Separate Account buys Service Class 2 shares of the Portfolios, the investment adviser for which is the Fidelity Management & Research Company (“FMR”). The following affiliates of FMR also assist with foreign investments: Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Portfolio	Investment Objective	Sub-adviser
VIP Mid Cap Portfolio	Long-term growth of capital	FMR Co., Inc.
VIP Contrafund® Portfolio	Long-term capital appreciation	FMR Co., Inc.

Account A (Fee Based) Prospectus	7

Neuberger Berman Advisers Management Trust    The Neuberger Berman Advisers Management Trust Sustainable Equity Portfolio is a series of the Neuberger Berman Advisers Management Trust. The Separate Account buys Class I shares of the Portfolio, the investment adviser for which is Neuberger Berman Investment Advisers LLC.

Portfolio	Investment Objective
Sustainable Equity Portfolio	Long-term growth of capital by investing primarily in securities of companies that meet the Portfolio’s environmental, social and governance criteria.

Russell Investment Funds    The assets of each of the Portfolios comprising the Russell Investment Funds are invested by one or more investment management organizations researched and recommended by Russell Investment Management LLC (“RIM”). RIM is the investment adviser of the Russell Investment Funds.

Portfolio	Investment Objective
U.S. Strategic Equity Fund	Long-term growth of capital
U.S. Small Cap Equity Fund	Long-term growth of capital
Global Real Estate Securities Fund	Current income and long-term growth of capital
International Developed Markets Fund	Long-term growth of capital
Strategic Bond Fund	Provide total return
LifePoints® Variable Target Portfolio Series Moderate Strategy Fund	Current income and moderate long term capital appreciation
LifePoints® Variable Target Portfolio Series Balanced Strategy Fund	Above average long-term capital appreciation and a moderate level of current income
LifePoints® Variable Target Portfolio Series Growth Strategy Fund	High long-term capital appreciation, and as a secondary objective, current income
LifePoints® Variable Target Portfolio Series Equity Growth Strategy Fund	High long-term capital appreciation

Credit Suisse Trust    The Commodity Return Strategy Portfolio is a series of Credit Suisse Trust. The Separate Account buys shares of the Portfolio, the investment adviser for which is Credit Suisse Asset Management, LLC.

Portfolio	Investment Objective
Commodity Return Strategy Portfolio	Total Return

Payments We Receive    We select the Portfolios offered through this Contract based on several criteria, including asset class coverage, the strength of the investment adviser’s or sub-advisers’ reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio’s investment adviser or an affiliate will make payments to us or our affiliates. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premiums and/or transfers of Contract Value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Owners. The Northwestern Mutual Series Fund, Inc. has been included in part because it is managed by a subsidiary of the Company.

We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the Contract Value of your Contract resulting from the performance of the Portfolio you have chosen.

Owners, through their indirect investment in the Portfolios, bear the costs of the investment advisory or management fees that the Portfolios pay to their respective investment advisors (see the Portfolios’ prospectuses for more information). As described above, an investment adviser of a Portfolio, or its affiliates, may make payments to the Company and/or certain of our affiliates which is generally a positive factor when selecting Portfolios. However, the amount of such payments is not determinative as to whether a Portfolio is offered through the Contract. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. The amount of the compensation is based on a percentage of assets of the Portfolios attributable to the Contracts and certain other variable insurance products that the Company issues. The percentages differ and some investment advisers (or other affiliates) may pay more than others. The percentages currently range up to 0.25%. These payments may be used for various purposes, including payment of expenses that the Company and/or its affiliates incur for services performed on behalf of the Contracts and the Portfolios. The Company and its affiliates may profit from these payments.

Certain Portfolios have also adopted a Distribution (and/or Shareholder Servicing) Plan under Rule 12b-1 of the 1940 Act, which is described in more detail in the Portfolios’ prospectuses. These payments, which may be up to 0.25%, are deducted from assets of the Portfolios and are paid to our distributor, Northwestern Mutual Investment Services, LLC. These payments decrease the Portfolio’s investment return. We also consider the receipt of these payments generally to be a positive factor when selecting Portfolios.

Additionally, an investment adviser of a Portfolio or its affiliates may provide the Company with wholesaling services

8	Account A (Fee Based) Prospectus

that assist in the distribution of the Contracts and may pay the Company and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment adviser (or its affiliate) with increased access to persons involved in the distribution of the Contracts.

Transfers Between Divisions    Subject to any limitations imposed by your Fee-Based Program, the short term and excessive trading limitations described below, and any frequent trading policies adopted by the Funds that are described in their prospectuses, you may change the allocation of Purchase Payments among the Divisions and transfer values from one Division to another both before and after Annuity Payments begin. In order to take full advantage of these features you should carefully consider, on a continuing basis, which investment options are best suited to your long-term investment needs. See “Owner Inquiries and Instructions” for more information on how you may change the allocation of Accumulation or Annuity Units among the Divisions.

We will make the transfer based upon the next valuation of Accumulation or Annuity Units in the affected Divisions after our receipt of your request for transfer at our Home Office, provided it is in good order. If we receive your request for transfer before the close of trading on the NYSE (typically, 4:00 p.m. Eastern Time), your request will receive same-day pricing. If we receive your request for transfer on or after the close of trading on the NYSE, we will process the order using the value of the units in the Divisions determined at the close of the next regular trading session of the NYSE. We will adjust the number of such units to be credited to reflect the respective value of the units in each of the Divisions. The minimum amount of Accumulation Units which may be transferred is the lesser of $100 or the entire value of the Accumulation Units in the Division from which the transfer is being made. There is no minimum transfer amount for Annuity Units.

Before the Maturity Date, you may transfer amounts which you have invested in the Guaranteed Interest Fund to any Division of the Separate Account, and you may transfer the value of Accumulation Units in any Division of the Separate Account to the Guaranteed Interest Fund for investment on a fixed basis, subject to the restrictions described in the Contract. (See “Fixed Option—The Guaranteed Interest Fund”.)

Short Term and Excessive Trading    Short term and excessive trading (sometimes referred to as “market timing”) may present risks to a Portfolio’s long-term investors, such as Contract Owners and other persons who may have material rights under the Contract (e.g., beneficiaries), because it can, among other things, disrupt Portfolio investment strategies, increase Portfolio transaction and administrative costs, require higher than normal levels of cash reserves to fund unusually large or unexpected redemptions, and adversely affect investment performance. These risks may be greater for Portfolios that invest in securities that may be more vulnerable to arbitrage trading including foreign securities and thinly traded securities, such as small cap stocks and non-investment grade bonds. These types of trading activities also may dilute the value of long-term investors’ interests in a Portfolio if it calculates its net asset value using closing prices that are no longer accurate. Accordingly, we discourage market timing activities.

To deter short term and excessive trading, we have adopted and implemented policies and procedures which are designed to control abusive trading practices. We seek to apply these policies and procedures uniformly to all Contract Owners. Any exceptions must be either expressly permitted by our policies and procedures or subject to an approval process described in them. We may also be prevented from uniformly applying these policies and procedures under applicable state or federal law or regulation. Because exceptions are permitted, it is possible that investors may be treated differently and, as a result, some may be allowed to engage in trading activity that might be viewed as market timing.

Among the steps we have taken to reduce the frequency and effect of these practices are monitoring trading activity and imposing trading restrictions including the prohibition of more than twelve transfers among Divisions under a single Contract during a Contract year. Multiple transfers with the same effective date made by the same Owner will be counted as a single transfer for purposes of applying the twelve transfer limitation. Further, an investor who is identified as having made a transfer in and out of the same Division, excluding the Government Money Market Division, (“round trip transfer”) in an amount in excess of $10,000 within fourteen calendar days will be restricted from making additional transfers after making two or more such round trip transfers within any Contract year, including the year in which the first such round trip transfer was made. The restriction will last until the next Contract anniversary date and the Contract Owner will be sent a letter informing him or her of the restriction. An investor who is identified as having made one round trip transfer within thirty calendar days aggregating more than one percent (1%) of the total assets of the Portfolio underlying a Division, excluding the Government Money Market Division and the Divisions corresponding to the Portfolios of the Russell Investment Funds LifePoints® Variable Target Portfolio Series, will be restricted from making additional transfers after making one more such round trip transfer within any Contract year, including the year in which the first such round trip transfer was made. The restriction will last until the next Contract anniversary date and the Contract Owner will be sent a letter informing him or her of the restriction. Unless we believe your trading behavior to be inconsistent with these short-term and excessive trading policies, these limitations will not apply to automatic asset transfers, scheduled or systematic transactions involving portfolio rebalancing, dollar cost averaging, interest sweeps, or to initial allocations or changes in future allocations, to the extent these features are available in your Contract. Once a Contract is restricted, we will allow one additional transfer into the Government Money Market Division until the next Contract anniversary. Additionally, in accordance with our procedures, we may modify some of these limitations to allow for transfers that

Account A (Fee Based) Prospectus	9

would not count against the total transfer limit but only as necessary to alleviate any potential hardships to Owners (e.g., in situations involving a substitution of an underlying fund).

We may change these policies and procedures from time to time in our sole discretion without notice; provided, however, Contract Owners will be given advance, written notice if the policies and procedures are revised to accommodate market timing. Additionally, the Funds may have their own policies and procedures described in their prospectuses that are designed to limit or restrict frequent trading. Such policies may be different from our policies and procedures, and may be more or less restrictive. As the Funds may accept purchase payments from other investors, including other insurance company separate accounts on behalf of their variable product customers and retirement plans, we cannot guarantee that Funds will not be harmed by any abusive market timing activity relating to the retirement plans and/or other insurance companies that may invest in the Funds. Such policies and procedures may provide for the imposition of a redemption fee and, upon request from the Fund, require us to provide transaction information to the Fund (including an Owner’s tax identification number) and to restrict or prohibit transfers and other transactions that involve the purchase of shares of a Portfolio(s). In the event a Fund instructs us to restrict or prohibit transfers or other transactions involving shares of a Portfolio, you may not be able to make additional purchases in an investment option until the restriction or prohibition ends. If you submit a request that includes a purchase or transfer into such a restricted investment option, we will consider the request “not in good order” and it will not be processed. You may, however, submit a new transfer request.

If we believe your trading activity is in violation of, or inconsistent with, our policies and procedures or otherwise is potentially disruptive to the interests of other investors, you may be asked to stop such activities and future investments, and allocations or transfers by you may be rejected without prior notice. If your Investment Professional provides substantially the same asset allocation or investment advice to a number of Contract Owners whose investments represent a substantial portion of the assets in an underlying Portfolio, resulting trading activities may adversely affect all Contract Owners. Therefore, we may restrict the aggregate amounts your Investment Professional may transfer on behalf of the Contract Owners he or she represents or impose additional requirements with respect to such transfers. These limitations are intended to minimize the potential adverse effects large transfers may have on the interests of all Contract Owners. Because we retain discretion to determine what action is appropriate in a given situation, investors may be treated differently and some may be allowed to engage in activities that might be viewed as market timing.

We intend to monitor events and the effectiveness of our policies and procedures in order to identify whether instances of potentially abusive trading practices are occurring. However, we may not be able to identify all instances of abusive trading practices, nor completely eliminate the possibility of such activities, and there may be technological limitations on our ability to impose restrictions on the trading practices of Contract Owners. We may be unable to monitor trading activity by individual participants in omnibus accounts established under group annuity contracts.

Fixed Option—The Guaranteed Interest Fund

During the Accumulation phase of your Contract, you may direct all or part of your Purchase Payments to the Guaranteed Interest Fund (“GIF”) for investment on a fixed basis, provided it is available in your state and under your Contract. Your ability to make investments in a Guaranteed Account may be limited by state law. Currently, the GIF is not available in Contracts subject to New York law. To find out if a GIF is available in your state, or for the current interest rate, please contact your Northwestern Mutual Financial Representative or call 1-888-455-2232. The GIF is not available under fee-based programs sponsored by affiliates of the Company.

Moving into a Guaranteed Account    You may make an initial investment in a Guaranteed Account by applying all or part of a Net Purchase Payment or an amount transferred from Divisions of the Separate Account or another Guaranteed Account prior to the Maturity date, subject to restrictions described in the Contract. Subject to limitations described below, you may make additional investments in GIF at any time prior to the Maturity Date of the Contract.

Moving out of a Guaranteed Account    Transfers from the GIF to the Separate Account Divisions are subject to certain limits. After a transfer from the GIF, we will allow no further transfers from the GIF for a period of 365 days; in addition, we will allow no further transfers back into the GIF for a period of 90 days. The maximum amount that you may transfer from the GIF in one transfer is the greater of (1) 25% of the amount that you had invested in the GIF as of the last Contract anniversary preceding the transfer and (2) the amount of your most recent transfer from the GIF. In no event will this maximum transfer amount be less than $1,000 or more than $50,000. These transfer limitations can be illustrated as follows:

Amount of initial deposit into a GIF	Maximum amount you can transfer annually	Total number of years until initial deposit can be transferred completely
$25,000	$6,250	4 years
$75,000	$18,750	4 years
$100,000	$25,000	4 years

Additional Information    In reliance on certain exemptive and exclusionary provisions, we have not registered interests in the GIF under the Securities Act of 1933 and we have not registered the GIF as an investment company under the 1940 Act. Accordingly, neither the GIF nor any interests therein are generally subject to these Acts. We have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the GIF. This disclosure, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

10	Account A (Fee Based) Prospectus

Amounts you invest in the GIF become part of our General Account, which represents all of our assets other than those held by us in the Separate Account and other separate accounts. The General Account is used to support all of our annuity and insurance obligations and is available to our general creditors. As part of our General Account, however, amounts in the GIF do not bear any mortality rate and expense charges applicable to the Separate Account under the Contract, nor do they bear expenses of the Portfolios in which the Divisions of the Separate Account invest. Other charges under the Contract may apply to amounts in the GIF. (See “Deductions.”) For purposes of allocating and deducting the annual Contract fee, we consider any investment in the GIF as though it were an investment of the same amount in one of the Separate Account Divisions.

Amounts you invest in the GIF earn interest at rates we declare from time to time in our discretion. We will guarantee the interest rate for each amount for the shorter of the following two periods: (i) the twelve month period measured from the end of the month of the investment’s effective date, or (ii) the period remaining until the Maturity Date of the Contract. The interest rate will not be less than an annual effective rate of at least 0.50% (or a higher rate if required by applicable state law). At the expiration of the period for which we guarantee the interest rate, we will declare a new interest rate. We credit interest and compound it daily. We determine the effective date for a transaction involving the GIF in the same manner as the effective date for a transaction involving a Division of the Separate Account.

Investments in the GIF are subject to a maximum limit of $100,000 without our prior consent. To the extent that a Purchase Payment or transfer from a Division of the Separate Account causes the Contract’s interest in the GIF to exceed this maximum limit, we will place the amount of the excess in the Government Money Market Division and it will remain there until you instruct us otherwise.

The Contract

Generally    The Contract is intended for retirement and long-term savings. The Contract provides for a death benefit during the years when funds are being accumulated and for a variety of income options following retirement. During the years when funds are being paid into your Contract, known as the accumulation phase, the earnings accumulate on a tax-deferred basis. The earnings are taxed as income if you make a withdrawal. The income phase begins when you start receiving Annuity Payments under your Contract. Monthly Annuity Payments begin on the date you select. The amount you accumulate under your Contract, including the results of investment performance, will determine the amount of your monthly Annuity Payments. If, however, the Contract is owned by a non-natural person (e.g., a corporation or a trust), the tax deferral on earnings may be lost. While there are exceptions for certain employee benefit plans, any income on the Contract will generally be treated as ordinary income subject to annual taxation.

If you are purchasing the Contract through a tax-favored arrangement, including IRAs and Roth IRAs, you should carefully consider the costs and benefits of the Contract before purchasing the Contract, since the tax-favored arrangement itself provides for tax-sheltered growth. Certain provisions of the Contract may be different than the general description in this prospectus, and certain riders, options, or funds may not be available because of legal restrictions in your state. You should consult your Contract, as any such state variations will be included in your Contract or in riders or endorsements attached to your Contract.

Free Look    If you return the Contract within ten days after you receive it (or whatever period is required under applicable state law), we will send your money back. There is no charge for our expenses but the amount you receive may be more or less than what you paid, based on actual investment experience following the date we received your purchase payment. In the event applicable state law requires us to return the full amount of your purchase payment, we will do so.

Contract Values    The value of your Contract on any Valuation Date is the sum of the following: (i) the value of your amounts held in the Divisions of the Separate Account on that Valuation Date; and (ii) the sum of your amounts allocated to the Guaranteed Interest Fund, plus credited interest; less (iii) any withdrawals from any Guaranteed Account and any applicable charges under the Contract deducted from any Guaranteed Account. We use the “net investment factor” as a way to calculate the investment performance of a Division from valuation period to valuation period. For each Division, the net investment factor shows the investment performance of the underlying mutual fund Portfolio in which a particular Division invests, including the charges assessed against that Division for a given valuation period. The Portfolios will distribute investment income and realized capital gains to the Divisions, which we will reinvest in additional shares of those same Portfolios. Unrealized capital gains and realized and unrealized capital losses will be reflected by changes in the value of the shares held by the Division. We may surrender your Contract for its Contract Value, in accordance with applicable state law, if, before the Maturity Date no Purchase Payments have been received under the Contract for a period of two full years and both the Contract Value and the total Purchase Payments paid (less amounts withdrawn) are each less than $2,000.

Purchase Payments Under the Contract

Frequency and Amount    A Purchase Payment is the money you give us to apply to your Contract. You may make Purchase Payments monthly, quarterly, semiannually, annually, or on any other frequency acceptable to us. The minimum initial Purchase Payment is $50,000. The minimum amount for each subsequent Purchase Payment is $25, although we may accept lower

Account A (Fee Based) Prospectus	11

amounts in certain circumstances. We will accept larger Purchase Payments than the minimums, but total Purchase Payments under any Contract may not exceed $5,000,000 without our consent. Purchase Payments may not exceed the applicable federal income tax limits. (See “Federal Income Taxes.”)

In certain situations, we may, in our discretion, reduce or waive our minimum purchase payment requirements. For example, we may reduce the minimum initial purchase amount from $50,000 to no less than $25,000 provided you agree to make additional subsequent Purchase Payments such that the total Purchase Payments you make on or before the first anniversary date of your Contract equal or exceed $50,000. Also, when initial Purchase Payments representing proceeds from rollovers or annuity exchanges are determined to satisfy the Contract minimum based on values at the time you sign your application, but the amount subsequently received by us is less than the required minimum due to market value fluctuations and sales or administrative fees charged in connection with the rollover or exchange, we may reduce the required minimum by the sum of any such depreciation and fees. The amount of minimum Purchase Payments may also be reduced in light of certain other requirements of Fee-Based Programs.

Application of Purchase Payments    We credit Net Purchase Payments to the variable and/or fixed investment options as you direct. The application of Purchase Payments to the Guaranteed Interest Fund is subject to special rules (see “The Investment Options—Fixed Option”). We invest those assets allocated to the variable options in shares of those Portfolios that correspond to the applicable Divisions; the term “Accumulation Units” describes the value of this interest in the Separate Account.

Initial Net Purchase Payments allocated to a Division will be priced at the Accumulation Unit Value determined no later than two Valuation Dates after we receive at our Home Office or a lockbox facility we have designated both your initial Purchase Payment and your application in good order. “Good order” means that the application is complete and accurate and all applicable requirements are satisfied. If your application is not in good order, we may take up to five Valuation Dates to resolve the problem. If we are unable to resolve the problem within that time, we will notify you in writing of the reasons for the delay. If you revoke the consent given with your application to hold your initial Purchase Payment pending resolution of the problem, we will return your payment. Otherwise, the number of Accumulation Units you receive for your initial Net Purchase Payment will be determined based upon the valuation of the assets of that Division we make not later than two Valuation Dates following the date on which the problem is resolved and your application is put into good order. Although we do not anticipate delays in our receipt and processing of applications or Purchase Payment requests, we may experience such delays to the extent applications and Purchase Payments are not forwarded to our Home Office in a timely manner. Such delays could result in delays in the issuance of Contracts and the allocation of Purchase Payments under existing Contracts.

Subsequent Net Purchase Payments will be priced based on the next determined Accumulation Unit Value after the payment is received in good order either at the Home Office or a lockbox facility we have designated.

We deem receipt of a Purchase Payment to occur on a given Valuation Date if receipt occurs before the close of trading on the NYSE (typically, 4:00 p.m. Eastern Time). If receipt occurs on or after the close of trading on the NYSE, we deem receipt to occur on the following Valuation Date. You may send Purchase Payments to our Home Office or to a payment center designated by us. All payments must be made in U.S. Dollars payable through a U.S. financial institution. We accept Purchase Payments by check or electronic funds transfer (“EFT”). We generally do not accept third-party checks at the Home Office as part of the initial Purchase Payment. We generally will not accept cash, money orders, traveler’s checks, or “starter” checks; however, in limited circumstances, we may accept some cash equivalents in accord with our anti-money laundering procedures. If you make a Purchase Payment with a check or bank draft and, for whatever reason, it is later returned unpaid or uncollected, or if a Purchase Payment by EFT is reversed, we reserve the right to reverse the transaction. We also reserve the right to recover any resulting losses incurred by us by withdrawing a sufficient amount of Contract Value. We may reject any application or Purchase Payment for any reason permitted by law. We may also be required to provide additional information about you and your account to government regulators.

The value of an Accumulation Unit in each Division varies with the investment experience of the Division (which in turn is determined by the investment experience of the corresponding Portfolio). We determine the value by multiplying the value on the immediately preceding valuation date by the net investment factor for the Division. The net investment factor takes into account the investment experience of the Portfolio, the deduction for mortality and expense risks we have assumed, and a deduction for any applicable taxes or for any expenses resulting from a substitution of securities. Since you bear the investment risk, there is no guarantee as to the aggregate value of your Accumulation Units. That value may be less than, equal to, or more than the cumulative net purchase payments you have made.

Maturity Date    Under Contracts currently offered, Purchase Payments may be made until the Maturity Date stated on the Contract’s specifications page, or until Annuity Payments begin, whichever is earlier. Distributions may be required before the Maturity Date. (See “Minimum Distribution Requirements.”) Any death benefit you elect will automatically terminate upon annuitization, which will occur no later than the contract’s maturity date (i.e., the date upon which you must either annuitize or take a lump sum).

Access to Your Money

Withdrawals    Contract Owners may withdraw some or all of the Contract Value at any time before the Maturity Date. We may require that a Contract Value of at least $2,000 remain after a partial withdrawal. You may instruct us how to allocate

12	Account A (Fee Based) Prospectus

your partial withdrawal request among your investments in the Divisions and Guaranteed Interest Fund. If no direction is received, your withdrawal will be deducted proportionately from each of your investments.

Withdrawals may also be made after the Maturity Date. If Annuity Payments are being made under variable income plan 1, the payee may surrender the Contract and receive the value of the Annuity Units credited to his or her Contract. If Annuity Payments are being made under variable income plan 2 and the payee dies during the certain period (or if both payees die during the certain period of variable income plan 3), the beneficiary may surrender the Contract and receive the withdrawal value of the unpaid payments for the certain period. The withdrawal value is based on the Annuity Unit value on the withdrawal date, with the unpaid payments discounted at the Assumed Investment Rate. (See “Description of Variable Income Plans.”)

We may accept withdrawal requests (including, but not limited to exchanges reported under IRC §1035 and direct trustee to trustee transfers) in writing or by telephone, subject to our administrative procedures, which may include the proper completion of certain forms, the provision of appropriate identifying information, and other administrative requirements. Full surrenders require a signed form. Withdrawal requests must be submitted on properly completed Northwestern Mutual forms or an electronic order ticket. See “Owner Inquiries and Instructions” for more information. Improperly submitted and incomplete forms will not be considered to be in good order and will not be processed. We will process your request at the accumulation value next determined only after our receipt of your request in good order, which includes satisfaction of all our administrative requirements. Subject to our administrative procedures and our approval, you may request that a withdrawal be processed (or that an Income Plan start) on a future date you specify. Otherwise, we will pay the amount of any withdrawal from the Separate Account within seven days (or whatever period that may be required under applicable state law) after we receive the request in good order unless the suspension of payments or transfers provision is in effect. You may revoke a request for withdrawal on a specified future date any time prior to such future date. Subject to our rules, requirements, and availability, your Financial Representative may provide us with instructions on your behalf involving the frequency, amount, and destination of partial and complete withdrawals made under your Contract.

If mandated under applicable law, we may be required to block an Owner’s account and thereby refuse to pay any requests for transfer, partial withdrawal, surrender or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about an Owner and an Owner’s account to government regulators.

Benefits Provided Under the Contracts

Subject to the restrictions noted below, we will pay the death benefit of a Contract in a lump sum or under the Income Plans described below. We reserve the right to defer determination of the withdrawal value of the Contracts, or the payment of benefits under a variable income plan, until after the end of any period during which the right to redeem shares of a Portfolio is suspended, or payment of the redemption value is postponed pursuant to the provisions of the 1940 Act because of one or more of the following: (a) the NYSE is closed, except for routine closings on holidays or weekends; (b) the SEC has determined that trading on the NYSE is restricted; (c) the SEC permits suspension or postponement and so orders; (d) an emergency exists, as defined by the SEC, so that valuation of the assets of the Funds or disposal of securities they hold is not reasonably practical; or (e) such suspension or postponement is otherwise permitted by the 1940 Act. If, under SEC rules, the Government Money Market Portfolio suspends payments of redemption proceeds in connection with a liquidation of the Portfolio, we will delay payment of any transfer, partial surrender, surrender, or death benefit from the Government Money Market Division until the Portfolio is liquidated.

Death Benefit

How Much is the Death Benefit?    The amount of the Death Benefit depends in part on when the Annuitant dies. (Remember that the Annuitant is the person upon whose life the Contract is issued.)

•	If an Annuitant dies before the Contract’s Maturity Date—and on or after his or her 75th birthday—the Death Benefit will equal the Contract Value (determined as described below).

•	If an Annuitant dies after the Contract’s Maturity Date (which is stated on the specifications page of the Contract), or any time after Annuity Payments begin, no Death Benefit is payable. Income Plans have their own payout benefit rules at death. (See “Income Plans”.)

•	If an Annuitant dies before the Contract’s Maturity Date— and before his or her 75th birthday—the Death Benefit will equal the greater of the following:

•	the Contract Value (determined as described immediately below); or

•	the amount of Purchase Payments we received, less an adjustment for every withdrawal. (For each withdrawal, we reduce the minimum death benefit by the percentage of the Contract Value withdrawn.)

When is the Death Benefit Determined?    In determining the amount of the Death Benefit, the Contract Value is determined the date we receive proof of the Annuitant’s death at our Home Office. If we receive proof of death before the close of trading for the NYSE (typically, 4:00 p.m. Eastern Time), we will determine the Contract Value based on the value of the units in the Divisions determined at the close of that day’s trading session. If, however, we receive proof of death on or after the close of NYSE trading, we will determine the Contract Value based on the value of the units in the Divisions determined at the close of the next NYSE trading session. The values in any Guaranteed Account are determined in the same manner as are the values in the Separate Account Divisions; i.e., based on the time we receive the appropriate paperwork.

Account A (Fee Based) Prospectus	13

Guaranteed Minimum Death Benefit Examples

Set forth below are two numerical examples illustrating the effect of a withdrawal from the contract upon the minimum death benefit. The first example shows a hypothetical increase in Contract Value and a hypothetical withdrawal amount; the second shows a hypothetical decrease in Contract Value and a different hypothetical withdrawal amount (this method of calculating reductions has a greater effect on withdrawals when the death benefit exceeds the Contract Value):

	When Contract Value Exceeds Total Purchase Payments	When Contract Value is Less Than Total Purchase Payments
Total Purchase Payments	$50,000	$50,000
Guaranteed Minimum Death Benefit immediately before withdrawal	$50,000	$50,000
Contract Value at the time of withdrawal	$100,000	$40,000
Withdrawal Amount	$25,000	$10,000
Proportionate Adjustment for Withdrawal	($25,000/$100,000) x $50,000 = $12,500	($10,000/$40,000) x $50,000 = $12,500
Percentage Reduction in Death Benefit	25%	25%
Guaranteed Minimum Death Benefit immediately after the withdrawal	$50,000–$12,500 = $37,500	$50,000–$12,500 = $37,500

An enhanced death benefit (“EDB”) is available at extra cost. The EDB allows an Owner to “lock in” increases in Contract Value as measured on each Contract anniversary date prior to the Primary Annuitant’s 80th birthday, increased by the dollar amount of subsequent Purchase Payments and proportionally reduced for subsequent withdrawals, in determining the death benefit payable. The EDB also guarantees that the death benefit payable under the Contract will never be less than Purchase Payments made under the Contract (adjusted for any withdrawals). The EDB on any Valuation Date equals the greatest of (i) the Contract value on that date, (ii) the amount of Purchase Payments made under the Contract (adjusted for any withdrawals), or (iii) the EDB on the most recent Contract anniversary date prior to the Primary Annuitant’s 80th birthday, increased by any Purchase Payments we received since that Contract anniversary and decreased by the percentage of Contract value withdrawn since that Contract anniversary. We deduct the extra cost for the EDB from the Contract Value on each Contract anniversary while the EDB is in effect. (See “Enhanced Death Benefit Charge.”) The EDB is available through issue age 65 (i.e., the application must be approved no later than six months following the Primary Annuitant’s 65th birthday) and must be elected when the Contract is issued. The EDB will remain in effect until the Maturity Date or the death of the Primary Annuitant or if you ask us to remove it from your Contract. You cannot add it to your Contract again after it has been removed.

Enhanced Death Benefit Examples

Set forth below is a numerical example demonstrating the calculation of the enhanced death benefit (assuming an initial purchase payment of $100,000 with no subsequent purchase payments and no withdrawals):

Contract Anniversary	Contract Value	Enhanced Death Benefit
First	$120,000	$120,000
Second	$130,000	$130,000
Third	$110,000	$130,000

Set forth below is an example showing the calculation of both the death benefit and the enhanced death benefit for a contract with a subsequent purchase payment and a withdrawal (for illustrative purposes, the contract values are hypothetical and no annual fees are taken into account):

Date-Activity	Contract Value	Death Benefit	Enhanced Death Benefit
1/1/2019–$100,000 Initial Purchase Payment	$100,000 (immediately after Purchase Payment)	$100,000	$100,000
1/1/2020–$50,000 Purchase Payment	$120,000 (immediately before Purchase Payment)	$150,000 (i.e., the sum of the two Purchase Payments)	$170,000 (i.e., the highest anniversary account value plus the $50,000 Purchase Payment)
6/1/2020–$20,000 withdrawal	$125,000 (immediately before the withdrawal)	(1–$20,000/$125,000) x $150,000 = $126,000 (immediately after the withdrawal)	(1–$20,000/$125,000) x $170,000 = $142,800 (immediately after the withdrawal)

How is the Death Benefit Distributed?    If the Owner is the Annuitant and dies before the Contract’s Maturity Date, the Beneficiary automatically becomes the new Owner and Annuitant, and the Contract continues in force. (If there is more than one Beneficiary for a given Contract, each Beneficiary must make his or her own method of payment election.) If the Contract continues in force, we will set the Contract Value at an amount equal to the Death Benefit. If this results in an addition to the

14	Account A (Fee Based) Prospectus

Contract Value, we will place the additional amount in the Government Money Market Division and the Beneficiary (now, the new Owner) may transfer it to the Divisions chosen by such Beneficiary/Owner or to a Guaranteed Account (if available). Pursuant to the terms of the Contract, the Contract Value will remain invested in the same investment options as those at the time of the Annuitant’s death until such time as the Beneficiary elects to transfer to different investment options or to make a withdrawal.

If the Owner is not the Annuitant and the Annuitant dies before the Maturity Date, the contingent Annuitant automatically becomes the new Annuitant and the Contract continues in force. If no contingent Annuitant is named within 60 days (or whatever period that may be required under applicable state law) after we receive proof of death of the Annuitant, the Death Benefit becomes payable to the Owner.

If an Owner is the Annuitant and, during his or her life, elected an Income Plan (see “Income Plans”) for a Beneficiary, Annuity Payments begin to such Beneficiary upon the death of the Owner, as described above. If the Owner did not elect an Income Plan for a Beneficiary, the Beneficiary may elect to:

•	continue the Contract (as described above),

•	receive the Death Benefit under an Income Plan, subject to limitations under federal and/or state law, or

•	receive the Death Benefit as a lump sum check.

In any event, the Beneficiary must take distributions from the Contract pursuant to the applicable minimum distribution requirements. (See “Minimum Distribution Requirements.”) If no affirmative election is made, the Beneficiary will receive the Death Benefit as a lump sum check.

Income Plans

Generally    If you decide to begin receiving Annuity Payments from your Contract, you may choose either (1) monthly payments for a specified period (guaranteed only for contracts issued before May 1, 2013), or (2) monthly payments for your life (assuming you are the Annuitant), and you may choose to have payments continue to your Beneficiary for the balance of 10 or 20 years if you die sooner, or (3) monthly payments for your life and for the life of another person (usually your spouse) selected by you. These Income Plans are available to you on a variable or fixed basis, or a combination thereof, depending on applicable state law. Your Contract may guarantee the right to other Income Plans, and we may offer other Income Plans from time to time from which you may choose when deciding to start receiving Annuity Payments. While no charges are assessed on fixed income plans, we will continue to assess mortality rate and expense risk charges on variable income plans. You will also continue to incur the fees and expenses of the underlying Portfolios in which you direct the assets supporting your Income Plan be invested. The fixed income plans are not described in this prospectus. If you select a fixed income plan, we will cancel any Accumulation Units credited to your

Contract, transfer the withdrawal value of the Contract to our General Account, and you will no longer have any interest in the Separate Account. Your interest, if any, in our General Account would also include the value of any amounts allocated to any GIF, plus credited interest, less any withdrawals you have made.

A variable income plan means that the amount representing the actuarial liability under the Variable Income Plan will continue to be invested in one or more of the investment choices you select. Your monthly Annuity Payments will vary up or down to reflect continuing investment performance. Under a variable income plan, you bear the entire investment risk, since we make no guarantees of investment return. Accordingly, there is no guarantee of the amount of the variable payments, and you must expect the amount of such payments to change from month to month. A fixed income plan, on the other hand, guarantees the amount you will receive each month. If you select a fixed income plan, the Fee-Based Program under which you hold your Contract will automatically terminate when the withdrawal value of your Contract is transferred to our General Account. You should check with your Investment Professional about the status of your Fee-Based Program if you select a variable income plan. For a discussion of tax considerations and limitations regarding the election of Income Plans, see “Federal Income Taxes.”

On the Maturity Date, if you have not elected a permissible Income Plan (i.e., one offered by the Company for your Contract), we will change the Maturity Date to the Contract anniversary nearest the Annuitant’s 98th birthday (if the Maturity Date is not already such date) and, upon that Maturity Date, we will pay the Contract Value in monthly payments for life under a variable income plan with payments certain for ten years, using your investment choices then in effect. In addition, upon the Maturity Date, expiration of a Guaranteed Period, or when you elect a variable income plan, any amounts in a Guaranteed Account will be transferred to the Government Money Market Portfolio unless you instruct us otherwise.

Description of Variable Income Plans    The following variable income plans are available:

1. Period Certain (sometimes referred to as Installment Income for a Specified Period). An annuity payable monthly for a specified period of 10 to 30 years during the first five Contract years and over a specified period of 5 to 30 years beginning with the sixth Contract year (guaranteed only for contracts issued before May 1, 2013).

2. Single Life Income with or without  Period Certain (sometimes referred to as Single Life Income with or without Certain Period). An annuity payable monthly until the payee’s death, or until the expiration of a selected certain period, whichever is later. You may select a certain period of either 10 or 20 years, or you may choose a plan with no certain period. After the payee’s death, we will make any remaining guaranteed payments to the designated beneficiary.

Account A (Fee Based) Prospectus	15

3. Joint and Survivor Life Income with Period Certain (sometimes referred to as Joint and Survivor Life Income with Certain Period). An annuity payable monthly for a certain period of 10 years and thereafter to two persons for their joint lives. On the death of either payee, payments continue for the remainder of the 10 years certain or the remaining lifetime of the survivor, whichever is longer.

We may, subject to applicable state law, limit the election of a variable income plan to one that results in an initial payment of at least $20. A variable income plan will continue even if payments fall to less than $20 after the plan begins. From time to time we may establish variable income plan rates with greater actuarial value than those stated in the Contract and make them available at the time of settlement. We may also make available other plans, with provisions and rates we publish for those plans.

After the effective date of an Income Plan which does not involve a life contingency (i.e., Plan 1), a payee may transfer to either form of life annuity (i.e., Plans 2 or 3) at no charge. We will apply the value of the remaining payments to the new plan selected. We will determine the amount of the first Annuity Payment under the new plan on the basis of the particular plan selected, the Annuity Payment rate, and the Annuitant’s adjusted age and sex. Subsequent payments will vary to reflect changes in the value of the Annuity Units credited. We may permit other transfers between Income Plans, subject to such limitations we may reasonably determine. Generally, however, we permit neither withdrawals from an Income Plan involving a life contingency nor transfer to an Income Plan that does not involve the same life contingency. Income Plans for Beneficiaries may differ from those offered to Owners. At the written request of the Owner, we may impose restrictions on payments to beneficiaries.

Amount of Annuity Payments    We will determine the amount of the first Annuity Payment on the basis of the particular variable income plan you select, the Annuity Payment rate (i.e., the stream of projected annuity payments based on an actuarial projection of the length of time annuity payments will continue as well as other factors including the assumed investment rate) and, for plans involving life contingencies, the Annuitant’s adjusted age and sex. (A contract with Annuity Payment rates that are not based on sex is also available.) We will calculate the amount of the first Annuity Payment on a basis that takes into account the length of time over which we expect Annuity Payments to continue. The first payment will be lower for an Annuitant who is younger when payments begin, and higher for an Annuitant who is older, if the variable income plan involves life contingencies. The first payment will be lower if the Variable Income Plan includes a longer certain period. Variable Annuity Payments after the first will vary from month to month to reflect the fluctuating value of the Annuity Units credited to your Contract. Annuity Units represent the actuarial value of a variable income plan’s interest in a Division of the Separate Account after Annuity Payments begin.

Assumed Investment Rate    The variable annuity rate tables for the Contracts are based upon an Assumed Investment Rate of 3 1⁄2%. Variable Annuity rate tables based upon an Assumed Investment Rate of 5% are also available where permitted by state law. The Assumed Investment Rate affects both the amount of the first variable payment and the amount by which subsequent payments increase or decrease. The Assumed Investment Rate does not affect the actuarial value of the future payments as of the date when payments begin, though it does affect the actual amount which may be received by an individual Annuitant.

Over a period of time, if each Division achieved a net investment result exactly equal to the Assumed Investment Rate applicable to a particular variable income plan, the amount of Annuity Payments would be level. However, if the Division achieved a net investment result greater than the Assumed Investment Rate, the amount of Annuity Payments would increase. Similarly, if the Division achieved a net investment result smaller than the Assumed Investment Rate, the amount of Annuity Payments would decrease. A higher Assumed Investment Rate will result in a larger initial payment but more slowly rising and more rapidly falling subsequent payments than a lower Assumed Investment Rate.

Deductions

We will make the following deductions:

Mortality Rate and Expense Risk Charges

Nature and Amount of the Charges    When we determine the value of Accumulation and Annuity Units, we deduct a charge for mortality rate and expense risks we have assumed. We assume, for example, the risk that Annuity Payments will continue for longer periods than anticipated because the Annuitants as a group live longer than expected. We also assume the risk that the charges we make may be insufficient to cover the actual costs we incur in connection with the Contracts, including other costs such as those related to marketing and distribution. We assume these risks for the duration of the Contract. In case these costs exceed the amount of the charges we collect, the costs will be paid out of our general assets. If the amount of the charge is more than sufficient to cover the mortality and expense risk, any excess may be used for any Company purpose.

The deduction from Accumulation Units and Annuity Units is at a current annual rate of 0.35% of the assets of the Separate Account. Our Board of Trustees may increase or decrease the deduction, but in no event may the deduction exceed an annual rate of 0.75%.

16	Account A (Fee Based) Prospectus

Other Expense Risks    The value of your Contract may reflect a deduction of any reasonable expenses which may result if there were a substitution of other securities for shares of the Portfolios as described under “The Separate Account” and any applicable taxes, (i.e., any tax liability) we have paid or reserved for resulting from the maintenance or operation of a Division of the Separate Account, other than applicable premium taxes which we may deduct directly from considerations. We do not presently anticipate that we will make any deduction for federal income taxes (see “Taxation of Northwestern Mutual”), nor do we anticipate that maintenance or operation of the Separate Account will give rise to any deduction for state or local taxes. However, we reserve the right to charge the appropriate Contracts with their shares of any tax liability which may result under present or future tax laws from the maintenance or operation of the Separate Account or to deduct any such tax liability in the computation of the value of such Contracts. Our right to make deductions for expenses resulting from a substitution of securities may be restricted by the 1940 Act.

Contract Fee    On each Contract anniversary prior to the Maturity Date, we make a deduction of $30 for administrative expenses relating to a Contract during the prior year. We make the charge by reducing the number of Accumulation Units credited to the Contract. For purposes of allocating and deducting the annual Contract fee, we consider any investment in the Guaranteed Interest Fund as though it were an investment of the same amount in one of the Separate Account Divisions. We cannot increase this charge. The charge is intended only to reimburse us for our actual administrative expenses. We waive the Contract fee if the Contract Value on the Contract anniversary is $25,000 or more. Currently, we are also waiving the Contract fee if the Purchase Payments, less withdrawals, equal or exceed $25,000. We reserve the right to change this practice in the future.

Enhanced Death Benefit Charge    On each Contract anniversary on which the enhanced death benefit is in effect, we deduct from the Contract Value a charge based on the amount of the enhanced death benefit on the Contract Anniversary and the age of the Annuitant when the Contract was issued. The charge is 0.10% of the amount of the enhanced death benefit for issue age 45 or less, 0.20% for issue age 46-55, and 0.40% for issue age 56-65. This charge is for the risks we assume in guaranteeing the enhanced death benefit. We deduct the charge from the Divisions of the Separate Account and the Guaranteed Interest Fund in proportion to the amounts you have invested.

Premium Taxes    The Contract provides for the deduction of applicable premium taxes, if any, from Purchase Payments or from Contract benefits. Various jurisdictions levy premium taxes. Premium taxes presently range from 0% to 3.5% of total Purchase Payments. Many jurisdictions presently exempt from premium taxes annuities such as the Contract. As a matter of current practice, we do not deduct premium taxes from Purchase Payments received under the Contract or from Contract benefits. However, we reserve the right to deduct premium taxes in the future. The amount deducted, if any, may be more or less than the percentage charged by your state of residence.

Portfolio Expenses and Charges    The expenses borne by the Portfolios in which the assets of the Separate Account are invested are described in the attached mutual fund prospectuses.

For certain Portfolios, certain expenses may have been reimbursed or fees may have been waived during 2017 in addition to any contractual fee waiver or reimbursements. It is anticipated that any such voluntary expense reimbursement and fee waiver arrangements would continue past the current year, although certain arrangements may be terminated at any time. After taking into account these arrangements, as well as any contractual fee waiver or expense reimbursement arrangements, Annual Portfolio Operating Expenses would have ranged from a minimum of 0.20% to a maximum of 1.12%.

Expedited Delivery Charge    When, at your request, we incur the expense of providing expedited delivery of your redemption request (e.g., a complete or partial withdrawal) we assess the following charges: $15 for express mail delivery (plus $2 for “signature required” service) and $15 for a wire transfer.

Federal Income Taxes

Qualified and Non-Tax Qualified Plans

We offer the Contract for use under the tax-qualified plans (i.e., contributions are generally not taxable) identified below:

1.	Individual retirement annuities pursuant to the provisions of Section 408 of the Internal Revenue Code of 1986, as amended (the “Code”), including a traditional IRA established under Section 408(b).

2.	Roth IRAs pursuant to the provisions of Section 408A of the Code.

We also offer the Contract for use in non tax-qualified situations (i.e., contributions are not tax deductible).

Contribution Limitations and General Requirements Applicable to Contract

Traditional IRA    If an individual has earned income, the individual and the individual’s spouse, as defined under federal tax law, are each permitted to make a maximum contribution of $5,500 for 2018 and the limit is indexed thereafter. The contribution limit is reduced by contributions to any Roth IRAs of the Owner. A catch up contribution of $1,000 per year is allowed for Owners who are age 50 or older. Contributions cannot be made after age 70 1⁄2. Annual contributions are generally deductible unless the Owner or the Owner’s spouse, as defined under federal tax law, is an “active

Account A (Fee Based) Prospectus	17

participant” in another qualified plan during the taxable year. If the Owner is an “active participant” in a plan, the deduction phases out at an adjusted gross income (“AGI”) of between $63,000—$73,000 for single filers and between $101,000—$121,000 (indexed) for married individuals filing jointly. If the Owner is not an “active participant” in a plan but the Owner’s spouse is, the Owner’s deduction phases out at an AGI of between $189,000—$199,000 (indexed). Federal income tax refunds can be deposited directly into an IRA, subject to the contribution limits.

The Owner may also make tax free rollover and direct transfer contributions to an IRA from the Owner’s other IRAs or tax qualified plans. The surviving spouse, as defined under federal tax law, can also roll over the deceased Owner’s IRA, tax deferred annuity or qualified plan to the spouse’s own IRA or any other plan in which the spouse participates that accepts rollovers. A nonspouse beneficiary also can roll over the deceased owner’s IRA, tax-deferred annuity or qualified plan to an inherited IRA in a trustee-to-trustee transfer, subject to the after death required minimum distribution rules. In addition, certain declared federal disaster relief or military service provisions may supplement this information.

An IRA is nonforfeitable and generally cannot be transferred.

Roth IRA    If an individual has earned income, the individual and the individual’s spouse are each permitted to make a maximum contribution of $5,500 for 2018 and is indexed thereafter. The contribution limit is reduced by contributions to any traditional IRAs of the Owner. A catch up contribution of $1,000 per year is allowed for Owners who are age 50 or older. The maximum contribution is phased out at an adjusted gross income (“AGI”) of between $120,000 and $135,000 for single filers, between $189,000 and $199,000 for married individuals filing jointly and between $0 and $10,000 for married individuals filing separately. Regular contributions to a Roth IRA are not deductible. In addition, certain declared federal disaster relief or military service provisions may supplement this information.

An IRA, SEP or SIMPLE IRA (after two years of participation in a SIMPLE IRA plan), and employer plans may be rolled over or converted to a Roth IRA. Special valuation rules may apply to the conversion. A rollover to a Roth IRA is fully taxable but is not subject to a 10% premature withdrawal penalty.

Non-Tax Qualified Contract    There are no federal tax limitations on who can purchase a non-tax qualified annuity or the amount that can be contributed to the Contract. Contributions to non-tax qualified Contracts are not deductible. For the Contract to qualify as a non-tax qualified annuity, the Contract death proceeds must be distributed to any non-spouse beneficiary either within five years of the Owner’s death or as substantially periodic payments over a period not to exceed the beneficiary’s life or life expectancy commencing within one year of the Owner’s death. The surviving spouse, as defined under federal tax law, is not subject to any distribution requirements.

Taxation of Contract Benefits

For Contracts held by individuals, no tax is payable as a result of any increase in the value of a Contract. Except for qualified distributions from Roth IRAs, Contract benefits will be taxable as ordinary income when received in accordance with Section 72 of the Code.

IRAs    As a general rule, benefits received as Annuity Payments or upon death or withdrawal from these contracts will be taxable as ordinary income when received.

Where nondeductible contributions are made to individual retirement annuities, the Owner may exclude from income that portion of each Annuity Payment which represents the ratio of the Owner’s “investment in the contract” to the Owner’s “expected return” as defined in Section 72, until the entire “investment in the contract” is recovered. Benefits paid in a form other than Annuity Payments will be taxed as ordinary income when received except for that portion of the payment which represents a pro rata return of the employee’s “investment in the contract.” After the Owner attains age 70 1⁄2, a 50% penalty may be imposed on payments made from individual retirement annuities to the extent the payments are less than certain required minimum amounts. (See “Minimum Distribution Requirements.”) With certain limited exceptions, benefits from individual retirement annuity contracts are subject to the tax-free roll-over provisions of the Code.

A loan transaction, using a Contract purchased under a tax-qualified plan as collateral, will generally have adverse tax consequences. For example, such a transaction destroys the tax status of the individual retirement annuity and results in taxable income equal to the Contract Value.

Roth IRAs    Qualified distributions from a Roth IRA are not taxable. A qualified distribution is a distribution (1) made at least 5 years after the issuance of the Owner’s first Roth IRA, and (2) made after the Owner has attained age 59 1⁄2, or a distribution made to a beneficiary after the Owner’s death, attributable to the Owner being disabled, or used to pay acquisition expenses of a qualified first time home purchase. A nonqualified distribution is taxable as ordinary income only to the extent it exceeds the “investment in the contract” as defined in Section 72. Distributions are not required to be made from a Roth IRA before the Owner’s death.

A withdrawal from a Roth IRA of part or all of an IRA rollover contribution within 5 years of the rollover is subject to a 10% premature withdrawal penalty (unless an exception applies). Rollover contributions are treated as withdrawn after regular contributions for this purpose.

A regular or conversion contribution to a Roth IRA can be recharacterized to an IRA in a trustee-to-trustee transfer provided the transfer includes the net income or loss allocable to the contribution and is completed by the due date for filing the Owner’s federal income tax return for the year the contribution was made. The recharacterized amount will be treated for tax purposes as originally made from the IRA. Recharacterized amounts can be reconverted to a Roth IRA once each calendar year. Benefits from a Roth IRA can be rolled over or transferred directed only to another Roth IRA.

18	Account A (Fee Based) Prospectus

Nonqualified Contracts    If the Owner of a non-tax qualified Contract elects to receive the entire value of the Contract as Annuity Payments under a variable income plan or fixed income plan, or a portion of the Contract as Annuity Payments under either Income Plan for a period of at least the Owner’s life expectancy or ten years, benefits received will be taxable as ordinary income to the extent they exceed that portion of each payment which represents the ratio of the Owner’s “investment in the contract” to the Owner’s “expected return” as defined in Section 72 (the “exclusion ratio”), until the entire “investment in the contract” is recovered. Benefits received in a lump sum or as partial annuity payments that do not qualify for exclusion ratio taxation will be taxable as ordinary income to the extent they exceed the “investment in the contract.” A partial withdrawal or collateral assignment prior to the Maturity Date will result in the receipt of gross income by the Owner to the extent that the amounts withdrawn or assigned do not exceed the excess (if any) of the total value of Accumulation Units over total purchase payments paid under the Contract less any amounts previously withdrawn or assigned. Thus, any investment gains reflected in the Contract Values are considered to be withdrawn first and are taxable as ordinary income. Investment gains will be determined by aggregating all non-tax qualified deferred Contracts we issue to the Owner during the same calendar year.

For taxable years beginning in 2013, part or all of the taxable benefits from and sales of non-tax qualified Contracts may be subject to an additional 3.8% Medicare tax. The tax will be assessed on the Owner’s net investment income for the year to the extent that the Owner’s adjusted gross income (with slight modifications) exceeds $250,000 (married filing jointly or surviving spouse), $125,000 (married filing separately) or $200,000 (other filers) (not indexed). The term “net investment income” is defined to include payments from non-tax qualified annuities and dispositions of property. You should consult a tax advisor about the impact of this new tax on distributions from your contract/policy.

One or more non-tax qualified Contracts can be wholly or partially exchanged for one or more other annuity contracts under Section 1035 of the Code without recognition of gain or loss. However, withdrawals taken within 6 months after a partial exchange may cause the partial exchange to be taxed as a withdrawal. Certain nonqualified Contracts not held by individuals, such as Contracts purchased by corporate employers in connection with deferred compensation plans, will not be taxed as annuity Contracts and increases in the value of the Contracts will be taxable in the year earned.

Premature Withdrawals    A penalty tax will apply to premature payments of Contract benefits. A penalty tax of 10% of the amount of the payment which is includible in income will be imposed on non-exempt withdrawals under individual retirement annuities, Roth IRAs, and nonqualified deferred annuities. Payments which are exempt from the penalty tax include payments upon disability, after age 59 1⁄2 and for certain substantially equal periodic payments for life. Additional exceptions for certain large medical expenses, reimbursement of health insurance premiums paid while the

Owner was unemployed, qualified education expenses and first time home purchases apply to IRAs and Roth IRAs.

Minimum Distribution Requirements    All of the Contracts are required to satisfy some form of minimum distribution requirement. A 50% excise tax applies for each violation of these requirements (except under nonqualified Contracts).

1. IRAs: As a general rule, the Owner of these Contracts is required to take certain distributions during the Owner’s life and the beneficiary designated by the Owner is required to take the balance of the Contract Value within certain specified periods following the Owner’s death.

The Owner must take the first required distribution no later than the “required beginning date” and subsequent required distributions by December 31 of that year and each year thereafter. Payments must be calculated according to the Uniform Table provided in IRS regulations, which provides divisors based on the joint life expectancy of the Owner and an assumed beneficiary who is ten years younger. Where the beneficiary is the Owner’s spouse and the spouse is more than ten years younger than the Owner, distributions may be based upon their joint life expectancy instead of the Uniform Table. The required beginning date for IRAs is April 1 of the calendar year following the calendar year the Owner attains age 70  1⁄2.

Upon the death of the Owner, the Owner’s beneficiary must take distributions under one of two main rules: (1) the life expectancy rule, or (2) the five year rule.

(1) Life Expectancy Rule: A beneficiary may take distributions based on the beneficiary’s life or life expectancy. Generally, distributions must commence by December 31 of the year following the year of the Owner’s death. (See below for exception for spouse beneficiary.)

(2) Five Year Rule: A beneficiary may elect to withdraw the entire account balance over five years, completing distribution no later than December 31 of the year containing the fifth anniversary of the Owner’s death.

If the Owner dies on or after the required beginning date, a minimum distribution must be made for the year of death, to the extent not already paid to the Owner.

2. Spousal Exceptions: If the designated beneficiary is the Owner’s spouse, as defined under federal tax law, the spouse may roll over the Contract into an IRA owned by the spouse or to any other plan in which the spouse participates that accepts rollovers. The spouse may then defer distributions until the spouse’s own required beginning date. Alternatively, if the spouse elects the life expectancy rule, distributions do not need to begin until December 31 of the year following the year of the Owner’s death or, if later, by the end of the year the Owner would have attained age 70 1⁄2.

3. Nonspouse Transfers: A nonspouse designated beneficiary may directly roll over the death proceeds to an inherited IRA. The nonspouse designated beneficiary is then required to take distributions pursuant to the minimum distribution requirements discussed above.

Account A (Fee Based) Prospectus	19

4. Roth IRAs: The Owner of a Roth IRA is not required to take required minimum distributions during the Owner’s lifetime. However, after the Owner’s death, the beneficiary designated by the Owner is required to take distributions pursuant to the minimum distribution requirements discussed above.

5. Nonqualified Contracts: The Owner of a non-tax qualified Contract is not required to take required minimum distributions during the Owner’s lifetime. However, the designated beneficiary is required to take distributions pursuant to rules similar to the at death minimum distribution requirements for IRAs, except that (i) the first minimum distribution is due within 12 months of the Owner’s death, instead of by December 31 of the calendar year following the year of death and (ii) the surviving spouse, as defined under federal tax law, is not required by the federal tax law to take any distributions during his or her lifetime and may extend deferral by electing a spousal exchange.

Taxation of Northwestern Mutual

We may charge the appropriate Contracts with their shares of any tax liability which may result from the maintenance or operation of the Divisions of the Separate Account. We are currently making no charge. (See “Deductions.”)

Other Considerations

You should understand that the tax rules for annuities are complex and cannot be readily summarized. The foregoing discussion does not address special rules applicable in many situations, rules governing Contracts issued or purchase payments made in past years, current legislative proposals, or state or other law. This tax discussion is intended for the promotion of Northwestern Mutual Life products. It does not constitute legal or tax advice, and is not intended to be used and cannot be used to avoid any penalties that may be imposed on a taxpayer. Taxpayers should seek advice based on their particular circumstances from an independent tax advisor. Before you purchase a Contract, we advise you to consult qualified tax counsel.

Contract Owner Services

While the following services are generally available under the Contract, not all of them may be available to Owners of Contracts held in the Fee-Based Program in which you participate. For more information, contact your Investment Professional.

Automatic Dollar-Cost Averaging    The Dollar-Cost Averaging Plan is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of money (expressed in whole percentages and in amounts of at least $100) into the Divisions over a period of time by systematically and automatically transferring, on a monthly, quarterly, semi-annual, or annual basis, specified dollar amounts from the Government Money Market Division into the other Division(s). This allows you to potentially reduce the risk of investing most of your Purchase Payments into the Divisions at a time when prices are high. Transfers will end either when the amount in the Government Money Market Division is depleted or when you notify us to stop such transfers, whichever is earlier. There is no charge for the Dollar-Cost Averaging Plan. We reserve the right to modify or terminate the Dollar-Cost Averaging Plan at any time.

Dollar cost averaging does not assure a profit or protect against loss in a declining market. Carefully consider your willingness to continue payments during periods of low prices. You should consult your financial representative before deciding whether to elect dollar cost averaging.

Electronic Funds Transfer (“EFT”)    Another convenient way to invest using the dollar-cost averaging approach is through our EFT Plan. These automatic withdrawals allow you to add Purchase Payments to the Division(s) within your non-tax qualified Contract on a regular monthly basis through payments drawn directly on your checking account. There is no charge for the EFT service.

A program of regular investing cannot assure a profit or protect against loss in a declining market.

Systematic Withdrawal Plan    You can arrange to have regular amounts of money sent to you while your Contract is still in the accumulation phase. Our Systematic Withdrawal Plan allows you to automatically redeem Accumulation Units to generate monthly payments. The withdrawals may be taken either proportionately from each investment option or from specific investment options you designate. Systematic withdrawals continue until at least one of the following occurs: (1) the amount in any of the selected investment options is depleted; (2) less than 100 Accumulation Units remain in the Contract; (3) a systematic withdrawal plan terminates; (4) when the final amount is distributed and there is no value left in the Contract (in which case the Contract will terminate); or (5) you terminate systematic withdrawals. You may have to pay income taxes and tax penalties on amounts you receive. There is no charge for the Systematic Withdrawal Plan service. We reserve the right to modify or terminate this Systematic Withdrawal Plan at any time.

Automatic Required Minimum Distributions (“RMD”)     For IRAs, you can arrange for annual required minimum distributions to be sent to you automatically once you turn age 70 1⁄2.

20	Account A (Fee Based) Prospectus

Portfolio Rebalancing    To help you maintain your asset allocation over time, we offer a rebalancing service. This will automatically readjust your current investment option allocations, on a periodic basis (i.e., monthly, quarterly, semi-annually, or annually), back to the allocation percentages you have selected. There is no charge for this Portfolio Rebalancing feature. We reserve the right to modify or terminate this Portfolio Rebalancing feature at any time. If you transfer between underlying investment options, automatic portfolio rebalancing (“APR”) will ordinarily end and you will need to make a new APR election if you want APR to continue.

Only Contracts with accumulation values of $10,000 or more or those Contracts that have been annuitized are eligible. Portfolio rebalancing may only be used with the variable, not the fixed, investment options.

A program of regular investing cannot assure a profit or protect against loss in a declining market.

Interest Sweeps    If you select this service, we will automatically sweep or transfer interest from the Guaranteed Interest Fund (“GIF”) to any combination of Divisions. Interest earnings can be swept monthly, quarterly, semi-annually, or annually. Transfers (which must be expressed in whole percentages) will end either on a date you specify or when the amount of interest being transferred is less than $25, whichever is earlier.

Only contracts with $10,000 or more in the GIF are eligible. The amount and timing restrictions that ordinarily apply to transfers between the GIF and the investment Divisions do not apply to interest sweeps.

Substitution of Portfolio Shares and Other Changes    When permitted by law and subject to any required regulatory approvals, we reserve the right to eliminate a Portfolio and to substitute another Portfolio or mutual fund for such Portfolio if the shares of the Portfolio are no longer available for investment or, in our judgment, further investment in the Portfolio is no longer appropriate. In the event we take any action to substitute another Portfolio in the future, we may make an appropriate endorsement of your Contract and take other necessary actions.

Owner Inquiries and Instructions    Get up-to-date information about your Contract at your convenience with your User ID and password. Visit our website (www.northwesternmutual.com) to enroll for access to Division performance information, forms for routine service, and daily unit values for Contracts you own. Eligible Owners may also set up certain electronic payments, transfer invested assets among Divisions, and change the allocation of future contributions online, subject to our administrative procedures. For questions about your Contract or Division values, assistance with payments or distributions, or other contract changes (such as transferring among investment options, changing allocations, or obtaining Division performance information), please contact us toll-free at 1-888-455-2232.

The submission of transfer or withdrawal instructions by telephone or through our website (“Electronic Instructions”) must be made in accordance with our then current procedures for Electronic Instructions. However, we are not required to accept Electronic Instructions, and we will not be responsible for losses resulting from transactions based on unauthorized Electronic Instructions, provided we follow procedures reasonably designed to verify the authenticity of Electronic Instructions. Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider’s, or your agent’s or ours, can experience outages or slowdowns for a variety of reasons, which may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Home Office. We reserve the right to limit, modify, suspend, or terminate the ability to make transfers via Electronic Instructions.

Householding    To reduce costs, we now send only a single copy of the same disclosure document(s) (such as prospectuses, prospectus supplements, reports, announcements, proxy statements, notices, and information statements) to each consenting household (rather than sending copies to each Owner residing in a household). If you are a member of such a household, you can revoke your consent to “householding” at any time, and can begin receiving your own copy of such disclosure documents by calling us at 1-888-455-2232.

Additional Information

The Distributor    We sell the Contracts through our Financial Representatives who also are registered representatives of Northwestern Mutual Investment Services, LLC (“NMIS”). NMIS, our wholly-owned company, was organized under Wisconsin law in 1998 and is located at 611 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. NMIS is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority. NMIS is the principal underwriter of the Contracts, and has entered into a Distribution Agreement with us.

Although NMIS does not receive commissions on the sales of Contracts, it does receive fees for investment advice and other services provided to Contract Owners. The fees are based in part on the value of Contract assets held for their benefit by NMIS. The Contracts are offered to purchasers who pay periodic asset-based fees to an affiliated investment adviser such as NMIS (which is also a registered investment adviser) or our limited purpose federal savings bank (the Northwestern Mutual Wealth Management Company (“NMWMC”)) for providing investment advice and other services to Owners. For

Account A (Fee Based) Prospectus	21

more information, you may obtain a Northwestern Mutual Signature Annuities Disclosure Brochure from your Investment Professional.

Northwestern Mutual variable insurance and annuity products are available exclusively through NMIS and its registered representatives and cannot be held with or transferred to an unaffiliated broker-dealer. Except in limited circumstances, NMIS registered representatives are required to offer Northwestern Mutual variable insurance and annuity products. The amount and timing of sales compensation paid by insurance companies varies. The commissions, benefits, and other sales compensation that NMIS and its registered representatives receive for the sale of a Northwestern Mutual variable insurance or annuity product might be more or less than that received for the sale of a comparable product from another company. The individual NMIS or NMWMC Representative who recommends the Northwestern Mutual Signature Annuities advisory program to a client will receive a portion of the asset-based fee paid by the client. The amount of the compensation that a NMIS or NMWMC Representative may receive for recommending the Signature Annuities program may be more than what the individual would receive if the client paid separately for investment advice, brokerage, and other services.

NMIS and NMWMC use a system referred to as a “grid” for paying registered representatives commissions and fees for the sale or servicing of other investments such as mutual funds in brokerage accounts or advisory accounts. The higher level of overall commissions or fees for investments that your registered representative is responsible for generating, the higher percentage of commissions or fees they receive, which in turn lowers the percentage of fees or commissions retained by NMIS or NMWMC; those breakpoints and percentages are what is referred to as the grid. The grid payout percentages range between 35% and 95% payable to the registered representative (up from a range of 35%-85% effective through May 31, 2018), depending on the level of sales or fees generated by that registered representative during the previous year. Therefore, a registered representative’s current year grid level is set based on the registered representative’s previous year’s sales production. Sales of Contracts count towards sales production used to measure grid placement, even though commissions for Contracts are not paid out through the grid. The ability to improve grid placement in the following year provides an incentive for your registered representative to sell the Contract.

Because registered representatives of the Distributor are also our appointed agents, they may be eligible for various cash benefits, such as additional bonuses, insurance benefits, retirement benefits, and non-cash compensation programs that we offer, such as conferences, achievement recognition, prizes, and awards. In addition, Distributor’s registered representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. For example, registered representatives who meet certain annual sales production requirements with respect to their sales of Northwestern Mutual insurance and annuity products may qualify to receive additional cash compensation for their other sales of investment products and services. Sales of the Contracts may help registered representatives and/or their managers qualify for such compensation and benefits. Certain of the Distributor’s registered representatives may receive other payments from us for the recruitment, development, training, and supervision of Financial Representatives, production of promotional literature, and similar services. Commissions and other incentives and payments described above are not charged directly to Owners or to the Separate Account. We intend to recoup sales expenses through fees and charges deducted under the Contract.

Dividends    This Contract is eligible to share in the divisible surplus, if any, of the Company, except while payments are being made under a variable income plan. Each year we determine, in our sole discretion, the amount and appropriate allocation of divisible surplus. Divisible surplus credited to your Contract is referred to as a “dividend.” There is no guaranteed method or formula for the determination or allocation of divisible surplus. The Company’s approach is subject to change. There is no guarantee of a divisible surplus. Even if there is a divisible surplus, the payment of a dividend on this Contract is not guaranteed. It is not expected that any dividends will be payable on this Contract, except, possibly, on certain fixed installment plans.

We will credit dividends, if any, attributable to your Contract on the Contract anniversary. Dividends, if any, credited prior to the Maturity Date will be applied as a Net Purchase Payment on the Contract anniversary unless the Owner elects to have the dividend paid in cash. However, if the NYSE is closed on the Contract Anniversary, the amount of any dividend will be applied as of the next Valuation Date after the Contract anniversary. Dividends, if any, applied as a Net Purchase Payment will be allocated to the Divisions of the Separate Account according to the allocation of Net Premiums then in effect.

Voting Rights    As long as the Separate Account continues to be registered as a unit investment trust under the 1940 Act, and as long as Separate Account assets of a particular Division are invested in shares of a given Portfolio, we will vote the shares of that Portfolio held in the Separate Account in accordance with instructions we receive from (i) the Owners of Accumulation Units supported by assets of that Division; and (ii) the payees receiving payments under variable income plans supported by assets of that Division. Periodic reports relating to the Portfolios, proxy material, and a form (on which one can give instructions with respect to the proportion of shares of the Portfolio held in the Account corresponding to the Accumulation Units credited to the Contract, or the number of shares of the Portfolio held in the Account representing the actuarial liability under the variable income plan, as the case may be) will be made available to each Owner or payee. The number of shares will increase from year to year as additional purchase payments are made by the Contract Owner; after a variable income plan is in effect, the number of shares will decrease from year to year as the remaining actuarial liability declines. We will vote shares for

22	Account A (Fee Based) Prospectus

which no instructions have been received and shares held in our General Account in the same proportion as the shares for which instructions have been received from Contract Owners and payees. Because of this proportional voting requirement, it is possible that a small number of Contract Owners and payees could determine the outcome of a particular vote.

Internal Annuity Exchanges    As a matter of current practice, which we may limit or stop at any time in our discretion, we permit owners of certain fixed and variable annuity contracts that we have previously issued to exchange those contracts for the Contract. Such exchanges are not intended to be available for all owners, as they may not be in a particular owner’s best interest. We are not presently charging an administrative fee on these transactions. We permit only one such transaction in any 12-month period.

Amounts exchanged from a front-load Contract to a Contract will not be subject to any additional front-end sales charge or withdrawal charge. We currently do not allow an exchange from a variable annuity contract we previously issued to a Contract when amounts exchanged from the previously issued variable annuity contract would be subject to a withdrawal charge, although we may allow such exchanges when there are no applicable withdrawal charges on the Contract being exchanged. Fixed annuity contracts, which are not described in this prospectus, are available for exchange to a Contract, however, any applicable withdrawal charge or market value adjustment may be assessed on amounts exchanged from the fixed annuity contract.

It is our current practice not to allow exchanges from a Contract to a back-load variable annuity contract or a front-load variable annuity contract.

Speculative Investing    Do not purchase this contract if you plan to use it, or any of its riders, for any type of speculative collective investment scheme (including, for example, arbitrage). Your Contract is not intended to be traded on any stock exchange or secondary market, and attempts to engage in such trading may violate state and/or federal law.

Abandoned Property Requirements    Every state has unclaimed property laws which generally declare insurance contracts/policies to be abandoned after a period of inactivity of three to five years from the contract’s/policy’s maturity date, the date the death benefit is due and payable, or in some states, the date the insurer learns of the death of the insured. For example, if the payment of the death benefit has been triggered, but, if after a thorough search, we are still unable to locate the beneficiary, or if the beneficiary does not come forward to claim the death benefit proceeds in a timely manner, the death benefit proceeds will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or you last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit proceeds (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your beneficiary designations, including addresses, if and as they change. Please call 1-888-455-2232 to make such changes.

Cybersecurity    The Company has administrative, technical and physical safeguards in place with respect to information security, nevertheless, our variable product business is potentially susceptible to operational and information security risks resulting from a cyber-attack as it is highly dependent upon the effective operation of our computer systems and those of our business partners. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting us, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate AUVs, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your Contract to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.

Legal Proceedings    Northwestern Mutual, like other life insurance companies, generally is involved in litigation at any given time. Although the outcome of any litigation cannot be predicted with certainty, we believe that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the ability of Northwestern Mutual to meet its obligations under the Contract, on the Separate Account, or on NMIS and its ability to perform its duties as underwriter for the Separate Account.

Table of Contents for Statement of Additional Information

Account A (Fee Based) Prospectus	23

TO: The Northwestern Mutual Life Insurance Company

Life and Annuity Products Department

Room T22

720 East Wisconsin Avenue

Milwaukee, WI 53202

Please send a Statement of Additional Information for the NML Variable Annuity Account A, Flexible Payment Variable Annuity (Fee Based) to:

Name

Address

City                                                                                                                                  State                           Zip

APPENDIX A—Accumulation Unit Values

The following tables present the Accumulation Unit Values for Contracts offered by means of this prospectus. Number of units outstanding are shown in thousands.

Accumulation Unit Values

Contracts Issued On or After October 16, 2006

Northwestern Mutual Series Fund, Inc.

	December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Growth Stock Division
Accumulation Unit Value	$2.055	$1.660	$1.626	$1.539	$1.416	$1.046	$0.930	$0.945	$0.844	$0.617
Number of Units Outstanding	3,472	3,850	3,761	3,541	2,677	2,342	1,879	1,681	1,281	1,081
Focused Appreciation Division
Accumulation Unit Value	$5.076	$3.812	$3.613	$3.191	$2.926	$2.276	$1.901	$2.032	$1.865	$1.313
Number of Units Outstanding	4,614	5,043	4,908	4,920	3,914	3,087	2,039	1,179	486	—
Large Cap Core Stock Division
Accumulation Unit Value	$1.866	$1.499	$1.399	$1.448	$1.338	$1.044	$0.939	$0.954	$0.848	$0.658
Number of Units Outstanding	1,726	1,413	1,253	1,437	1,241	938	938	742	599	235
Large Cap Blend Division
Accumulation Unit Value	$1.720	$1.450	$1.277	$1.313	$1.170	$0.897	$0.782	$0.803	$0.705	$0.555
Number of Units Outstanding	—	—	—	—	—	—	—	—	—	—
Index 500 Stock Division
Accumulation Unit Value	$2.388	$1.972	$1.771	$1.757	$1.554	$1.181	$1.024	$1.008	$0.880	$0.699
Number of Units Outstanding	24,709	22,416	18,106	13,489	10,597	6,269	4,537	4,000	2,634	1,450
Large Company Value Division
Accumulation Unit Value	$1.646	$1.487	$1.293	$1.350	$1.198	$0.916	$0.789	$0.780	$0.706	$0.587
Number of Units Outstanding	4,525	4,934	5,000	4,838	4,648	3,669	2,707	2,989	2,780	2,152
Domestic Equity Division
Accumulation Unit Value	$2.832	$2.498	$2.180	$2.190	$1.930	$1.445	$1.268	$1.261	$1.104	$0.855
Number of Units Outstanding	6,702	6,614	6,174	5,608	4,812	4,883	4,560	4,849	4,546	3,529
Equity Income Division
Accumulation Unit Value	$3.349	$2.891	$2.435	$2.620	$2.447	$1.890	$1.618	$1.639	$1.426	$1.148
Number of Units Outstanding	9,191	9,834	10,201	10,381	9,118	8,128	6,066	3,609	2,676	2,121
Mid Cap Growth Stock Division
Accumulation Unit Value	$1.784	$1.488	$1.481	$1.476	$1.365	$1.091	$0.978	$1.046	$0.848	$0.644
Number of Units Outstanding	2,031	2,191	2,181	2,238	1,851	1,541	1,281	1,239	1,251	1,082
Index 400 Stock Division
Accumulation Unit Value	$4.511	$3.904	$3.254	$3.346	$3.068	$2.312	$1.972	$2.018	$1.604	$1.175
Number of Units Outstanding	5,017	4,459	3,564	2,975	2,505	1,822	1,328	1,181	806	652
Mid Cap Value Division
Accumulation Unit Value	$4.157	$3.731	$3.038	$3.090	$2.657	$2.047	$1.762	$1.779	$1.489	$1.212
Number of Units Outstanding	3,178	3,430	3,367	3,155	2,600	2,067	1,425	1,246	1,035	846
Small Cap Growth Stock Division
Accumulation Unit Value	$2.721	$2.245	$2.007	$2.008	$1.854	$1.343	$1.231	$1.270	$1.013	$0.775
Number of Units Outstanding	930	955	933	1,037	857	822	724	768	712	589
Index 600 Stock Division
Accumulation Unit Value	$2.363	$2.100	$1.671	$1.717	$1.636	$1.167	$1.011	$1.006	$0.802	$0.643
Number of Units Outstanding	4,801	4,345	3,418	2,476	1,882	1,378	1,017	738	553	434
Small Cap Value Division
Accumulation Unit Value	$4.502	$4.047	$3.067	$3.255	$3.260	$2.483	$2.142	$2.179	$1.793	$1.404
Number of Units Outstanding	2,024	2,248	2,501	2,550	2,250	1,981	1,474	1,437	1,143	788
International Growth Division
Accumulation Unit Value	$2.283	$1.762	$1.831	$1.870	$1.965	$1.646	$1.400	$1.618	$1.394	$1.136
Number of Units Outstanding	10,224	9,684	8,764	7,911	6,151	4,950	3,574	2,610	2,288	1,923
Research International Core Division
Accumulation Unit Value	$1.233	$0.965	$0.980	$0.994	$1.069	$0.902	$0.776	$0.869	$0.786	$0.603
Number of Units Outstanding	19,225	18,778	17,359	15,771	12,265	8,968	5,978	3,702	2,324	1,361
International Equity Division
Accumulation Unit Value	$2.264	$1.858	$1.812	$1.859	$2.046	$1.691	$1.397	$1.559	$1.453	$1.096
Number of Units Outstanding	22,135	20,588	18,759	16,861	14,091	10,967	8,601	6,824	5,675	4,462
Emerging Markets Equity Division
Accumulation Unit Value	$1.192	$0.935	$0.861	$0.984	$1.053	$1.115	$0.941	$1.161	$0.939	$0.555
Number of Units Outstanding	40,240	37,482	33,549	29,343	21,847	15,479	11,805	3,240	2,876	2,421

25	Account A (Fee Based) Prospectus

Accumulation Unit Values

Contracts Issued On or After October 16, 2006 (continued)

Northwestern Mutual Series Fund, Inc. (continued)

	December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Government Money Market Division
Accumulation Unit Value	$1.259	$1.256	$1.259	$1.263	$1.266	$1.269	$1.272	$1.275	$1.276	$1.270
Number of Units Outstanding	13,389	11,904	10,060	9,061	7,472	5,262	4,364	2,626	1,564	1,225
Short-Term Bond Division
Accumulation Unit Value	$1.218	$1.207	$1.191	$1.187	$1.186	$1.184	$1.164	$1.162	$1.125	$1.053
Number of Units Outstanding	21,835	20,667	19,635	20,202	17,092	13,246	9,102	4,717	2,126	1,480
Select Bond Division
Accumulation Unit Value	$2.330	$2.257	$2.198	$2.194	$2.086	$2.139	$2.045	$1.915	$1.803	$1.654
Number of Units Outstanding	36,625	31,310	29,467	27,841	23,623	19,455	14,198	10,451	7,799	6,152
Long-Term U.S. Government Bond Division
Accumulation Unit Value	$1.993	$1.847	$1.833	$1.867	$1.514	$1.752	$1.695	$1.319	$1.197	$1.291
Number of Units Outstanding	4,974	4,778	3,871	3,720	3,567	3,032	2,159	2,374	1,364	1,154
Inflation Protection Division
Accumulation Unit Value	$1.420	$1.376	$1.319	$1.353	$1.316	$1.441	$1.347	$1.208	$1.148	$1.047
Number of Units Outstanding	18,821	16,569	16,892	17,227	15,207	13,448	8,863	6,567	4,455	2,854
High Yield Bond Division
Accumulation Unit Value	$3.099	$2.910	$2.548	$2.592	$2.571	$2.438	$2.148	$2.061	$1.806	$1.246
Number of Units Outstanding	12,406	11,414	11,305	11,000	9,026	6,810	4,524	3,147	2,480	1,848
Multi-Sector Bond Division
Accumulation Unit Value	$1.809	$1.675	$1.513	$1.553	$1.509	$1.539	$1.344	$1.284	$1.139	$0.936
Number of Units Outstanding	40,743	34,197	32,635	30,333	25,061	19,383	13,080	8,966	5,647	3,932
Balanced Division
Accumulation Unit Value	$2.122	$1.902	$1.791	$1.799	$1.710	$1.531	$1.401	$1.377	$1.234	$1.020
Number of Units Outstanding	55	55	54	28	—	—	—	—	—	—
Asset Allocation Division
Accumulation Unit Value	$2.385	$2.083	$1.939	$1.955	$1.865	$1.605	$1.450	$1.457	$1.293	$1.021
Number of Units Outstanding	—	—	—	—	—	—	—	—	—	—

Fidelity® Variable Insurance Products
	December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
VIP Mid Cap Division
Accumulation Unit Value	$5.400	$4.496	$4.031	$4.112	$3.892	$2.874	$2.518	$2.834	$2.212	$1.588
Number of Units Outstanding	3,110	3,353	3,618	3,932	3,571	3,195	2,638	2,515	2,043	1,471
VIP Contrafund® Division
Accumulation Unit Value	$2.123	$1.752	$1.632	$1.631	$1.466	$1.123	$0.971	$1.002	$0.860	$0.637
Number of Units Outstanding	15,765	17,243	18,629	18,719	17,547	15,755	12,906	10,375	8,612	6,665

Neuberger Berman Advisers Management Trust
	December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Socially Responsive Division
Accumulation Unit Value	$2.030	$1.720	$1.571	$1.584	$1.440	$1.050	$0.950	$0.983	$0.803	$0.613
Number of Units Outstanding	4,987	5,543	6,157	6,722	5,459	3,872	2,955	1,817	940	592

Account A (Fee Based) Prospectus	26

Accumulation Unit Values

Contracts Issued On or After October 16, 2006 (continued)

Russell Investment Funds

	December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
U.S. Strategic Equity Division
Accumulation Unit Value	$2.232	$1.854	$1.682	$1.669	$1.500	$1.132	$0.982	$1.001	$0.863	$0.659
Number of Units Outstanding	6,462	7,631	8,366	9,646	8,605	7,641	6,888	6,686	5,378	4,906
U.S. Small Cap Equity Division
Accumulation Unit Value	$2.831	$2.460	$2.080	$2.249	$2.222	$1.593	$1.380	$1.446	$1.162	$0.887
Number of Units Outstanding	896	962	976	1,116	1,074	1,006	908	1,036	814	671
International Developed Markets Fund
Accumulation Unit Value	$1.768	$1.420	$1.392	$1.415	$1.487	$1.224	$1.025	$1.181	$1.063	$0.844
Number of Units Outstanding	10,596	10,282	9,581	9,054	7,928	6,817	6,089	5,182	3,618	2,649
Strategic Bond Division
Accumulation Unit Value	$2.278	$2.201	$2.142	$2.153	$2.048	$2.086	$1.932	$1.852	$1.689	$1.463
Number of Units Outstanding	27,324	24,617	23,246	22,626	18,284	12,887	8,466	6,597	4,027	3,189
Global Real Estate Securities Division
Accumulation Unit Value	$4.675	$4.196	$4.087	$4.091	$3.578	$3.464	$2.725	$2.942	$2.402	$1.869
Number of Units Outstanding	7,417	6,862	6,448	6,155	5,087	4,166	3,238	2,891	2,456	1,708

Russell Investment Funds LifePoints® Variable Target Portfolio Series
	December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Moderate Strategy Division
Accumulation Unit Value	$1.595	$1.456	$1.357	$1.385	$1.325	$1.246	$1.125	$1.128	$1.005	$0.824
Number of Units Outstanding	—	—	—	—	—	—	—	—	—	—
Balanced Strategy Division
Accumulation Unit Value	$1.594	$1.428	$1.314	$1.350	$1.295	$1.156	$1.027	$1.056	$0.929	$0.743
Number of Units Outstanding	—	—	—	—	—	—	—	—	—	—
Growth Strategy Division
Accumulation Unit Value	$1.544	$1.340	$1.225	$1.272	$1.230	$1.059	$0.930	$0.980	$0.855	$0.667
Number of Units Outstanding	—	—	—	—	—	—	—	—	—	—
Equity Growth Strategy Division
Accumulation Unit Value	$1.466	$1.251	$1.133	$1.183	$1.147	$0.961	$0.833	$0.892	$0.778	$0.596
Number of Units Outstanding	—	—	—	—	—	—	—	—	—	—

Credit Suisse Trust
	December 31,
	2017	2016	2015	2014	2013
Credit Suisse Trust Commodity Return Strategy Division(a),(b)
Accumulation Unit Value	$4.901	$4.845	$4.340	$5.810	$7.019
Number of Units Outstanding	6,604	4,995	4,129	3,314	2,399

(a)	The initial investment was made on November 15, 2013.

(b)	For some of the period shown Northwestern Mutual reimbursed the Division to the extent the net operating expenses of the Credit Suisse Trust Commodity.Return Strategy Portfolio exceeded 0.95%.

27	Account A (Fee Based) Prospectus

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2018

INDIVIDUAL FLEXIBLE PAYMENT VARIABLE ANNUITY (Fee Based)

An individual flexible payment variable annuity contract (the “Contract”) for Individual Retirement Annuities (“IRAs”), Roth IRAs and Non-Tax Qualified Annuities and Non-Qualified Plans offered to purchasers who pay periodic fees for brokerage/advisory services instead of sales charges.

Issued by The Northwestern Mutual Life Insurance Company

and

NML Variable Annuity Account A

This Statement of Additional Information (“SAI”) is not a prospectus, but supplements and should be read in conjunction with the prospectus for the Contract identified above and dated the same date as this SAI. A copy of the prospectus may be obtained by writing The Northwestern Mutual Life Insurance Company, Life, Annuity and Product Solutions Department, Room T22, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, calling telephone number 1-888-455-2232, or visiting the website www.northwesternmutual.com.

DISTRIBUTION OF THE CONTRACT

Northwestern Mutual Investment Services, LLC (“NMIS”) is the distributor of the Contract and is considered the principal underwriter of the Contract. NMIS is a wholly-owned company of Northwestern Mutual. The principal business address of NMIS is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. NMIS may enter into selling agreements with other affiliated and unaffiliated broker-dealers to distribute the Contract. The offering is continuous.

DETERMINATION OF ANNUITY PAYMENTS

The following discussion of the method for determining the amount of monthly annuity payments under a variable income plan is intended to be read in conjunction with these sections of the prospectus for the Contracts: “Variable Income Plans,” including “Description of Variable Income Plans,” “Amount of Annuity Payments,” and “Assumed Investment Rate”; “Dividends”; and “Deductions.”

Amount of Annuity Payments    The amount of the first annuity payment under a variable Income Plan will be determined on the basis of the particular Income Plan selected, the annuity payment rate and, for plans involving life contingencies, the Annuitant’s adjusted age and sex. The amount of the first payment is the sum of the payments from each Division of the Account determined by applying the appropriate annuity payment rate to the product of the number of Accumulation Units in the Division on the effective date of the Income Plan and the Accumulation Unit value for the Division on that date. Annuity rates currently in use are based on the 2012 Individual Annuity Mortality Period Table with 125% of Projection Scale G2, a 5.00% load, and an age adjustment. For currently-issued contracts (“RR series”), the Company may offer higher initial payment rates.

Variable annuity payments after the first will vary from month to month and will depend upon the number and value of Annuity Units credited to the Annuitant. After the effective date of an Income Plan a Contract will not share in the divisible surplus of Northwestern Mutual.

The number of Annuity Units in each Division is determined by dividing the amount of the first annuity payment from the Division by the value of an Annuity Unit on the effective date of the Income Plan. The number of Annuity Units thus credited to the Annuitant in each Division remains constant throughout the annuity period. However, the value of Annuity Units in each Division will fluctuate with the investment experience of the Division.

The amount of each variable annuity payment after the first is the sum of payments from each Division determined by multiplying this fixed number of Annuity Units each month by the value of an Annuity Unit for the Division on (a) the fifth valuation date prior to the payment due date if the payment due date is a valuation date, or (b) the sixth valuation date prior to the payment due date if the payment due date is not a valuation date. To illustrate, if a payment due date falls on a Friday, Saturday or Sunday, the amount of the payment will normally be based upon the Annuity Unit value calculated on the preceding Friday. The preceding Friday would be the fifth valuation date prior to the Friday due date, and the sixth valuation date prior to the Saturday or Sunday due dates.

Annuity Unit Value    The value of an Annuity Unit for each Division is established at $1.00 as of the date operations begin for that Division. The value of an Annuity Unit on any later date varies to reflect the investment experience of the Division, the Assumed Investment Rate on which the annuity rate tables are based, and the deduction for mortality rate and expense risks assumed by Northwestern Mutual.

The Annuity Unit value for each Division on any valuation date is determined by multiplying the Annuity Unit value on the immediately preceding valuation date by two factors: (a) the net investment factor for the current period for the Division; and (b) an adjustment factor to reflect the Assumed Investment Rate used in calculating the annuity rate tables.

Illustrations of Variable Annuity Payments    To illustrate the manner in which variable annuity payments are determined consider this example. Item (4) in the example shows the applicable monthly payment rate for a male, adjusted age 65, who has elected a life annuity Income Plan with a certain period of 10 years with an Assumed Investment Rate of 3-1/2% (Plan 2, as described in the prospectus). The example is for a Contract with sex-distinct rates.

(1)	Assumed number of Accumulation Units in Balanced Division on maturity date	25,000

(2)	Assumed Value of an Accumulation Unit in Balanced Division at maturity	$2.000000

(3)	Cash Value of Contract at maturity, (1) X (2)	$50,000

(4)	Assumed applicable monthly payment rate per $1,000 from annuity rate table	$4.90

(5)	Amount of first payment from Balanced Division, (3) X (4) divided by $1,000	$245.00

(6)	Assumed Value of Annuity Unit in Balanced Division at maturity	$1.500000

(7)	Number of Annuity Units credited in Balanced Division, (5) divided by (6)	163.33

The $50,000 value at maturity provides a first payment from the Balanced Division of $245.00, and payments thereafter of the varying dollar value of 163.33 Annuity Units. The amount of subsequent payments from the Balanced Division is determined by multiplying 163.33 units by the value of an Annuity Unit in the Balanced Division on the applicable valuation date. For example, if that unit value is $1.501000, the monthly payment from the Division will be 163.33 multiplied by $1.501000, or $245.16.

However, the value of the Annuity Unit depends entirely on the investment performance of the Division. Thus in the example above, if the net investment rate for the following month was less than the Assumed Investment Rate of 3-1/2%, the Annuity Unit would decline in value. If the Annuity Unit value declined to $1.499000 the succeeding monthly payment would then be 163.33 X $1.499000, or $244.83.

For the sake of simplicity the foregoing example assumes that all of the Annuity Units are in the Balanced Division. If there are Annuity Units in two or more Divisions, the annuity payment from each Division is calculated separately, in the manner illustrated, and the total monthly payment is the sum of the payments from the Divisions.

VALUATION OF ASSETS OF THE ACCOUNT

The value of Portfolio shares held in each Division of the Account at the time of each valuation is the redemption value of such shares at such time. If the right to redeem shares of a Portfolio has been suspended, or payment of redemption value has been postponed, for the sole purpose of computing annuity payments the shares held in the Account (and Annuity Units) may be valued at fair value as determined in good faith by the Board of Trustees of Northwestern Mutual.

TRANSFERABILITY RESTRICTIONS

Ownership of a Contract purchased as an individual retirement annuity pursuant to Section 408(b) of the Internal Revenue Code of 1986, as amended, cannot be transferred except in limited circumstances involving divorce.

EXPERTS

The consolidated financial statements of Northwestern Mutual as of December 31, 2017 and 2016 and for each of the three years in the period ended December 31, 2017, and the financial statements of NML Variable Annuity Account A as of December 31, 2017 and for the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The address of PricewaterhouseCoopers LLP is 833 East Michigan Street, Suite 1200, Milwaukee, Wisconsin 53202.

Annual Report December 31, 2017

NML Variable Annuity Account A

Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Northwestern Mutual Life Insurance Company and Contract Owners of NML Variable Annuity Account A

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Growth Stock Division, Focused Appreciation Division, Large Cap Core Stock Division, Large Cap Blend Division, Index 500 Stock Division, Large Company Value Division, Domestic Equity Division, Equity Income Division, Mid Cap Growth Stock Division, Index 400 Stock Division, Mid Cap Value Division, Small Cap Growth Stock Division, Index 600 Stock Division, Small Cap Value Division, International Growth Division, Research International Core Division, International Equity Division, Emerging Markets Equity Division, Government Money Market Division, Short-Term Bond Division, Select Bond Division, Long-Term U.S. Government Bond Division, Inflation Protection Division, High Yield Bond Division, Multi-Sector Bond Division, Balanced Division, Asset Allocation Division, Fidelity VIP Mid Cap Division, Fidelity VIP Contrafund Division, Neuberger Berman AMT Socially Responsive Division, U.S. Strategic Equity Division, U.S. Small Cap Equity Division, International Developed Markets Division, Strategic Bond Division, Global Real Estate Securities Division, LifePoints Moderate Strategy Division, LifePoints Balanced Strategy Division, LifePoints Growth Strategy Division, LifePoints Equity Growth Strategy Division and Credit Suisse Trust Commodity Return Strategy Division (constituting the NML Variable Annuity Account A, hereafter collectively referred to as the “Divisions”) as of December 31, 2017, the related statements of operations for the year ended December 31, 2017, and the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Divisions in the NML Variable Annuity Account A as of December 31, 2017, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of The Northwestern Mutual Life Insurance Company’s management. Our responsibility is to express an opinion on the financial statements of each of the Divisions in the NML Variable Annuity Account A based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to each of the Divisions in the NML Variable Annuity Account A in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the underlying registered investment companies. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Milwaukee, Wisconsin

April 26, 2018

We have served as the auditor of one or more of the Divisions in NML Variable Annuity Account A since 1968.

NML Variable Annuity Account A

Statements of Assets and Liabilities

December 31, 2017

(in thousands, except accumulation unit values)

	Growth Stock Division	Focused Appreciation Division	Large Cap Core Stock Division	Large Cap Blend Division	Index 500 Stock Division

Assets:
Investments, at fair value (1)
Northwestern Mutual Series Fund, Inc	$15,046	$32,139	$8,078	$1,088	$99,099
Fidelity Variable Insurance Products Fund	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	-	3	-	-	80

Total Assets	15,046	32,142	8,078	1,088	99,179

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-	-	-
Due to Participants	1	18	4	-	106

Total Liabilities	1	18	4	-	106

Total Net Assets	$15,045	$32,124	$8,074	$1,088	$99,073

Net Assets:
Variable Annuity Contracts Issued:
Prior to December 17, 1981
Accumulation Units (2)	$165	$68	$83	$30	$4,005
Annuity Reserves	2	2	1	-	163
After December 16, 1981 and Prior to March 31, 1995
Accumulation Units (3)	2,933	2,623	1,620	521	16,940
Annuity Reserves	39	32	82	20	594
On or After March 31, 1995 and Prior to March 31, 2000 - Front Load Version
Accumulation Units (4)	260	324	315	-	790
Annuity Reserves	4	-	18	-	41
On or After March 31, 1995 and Prior to March 31, 2000 -
Accumulation Units (5)	2,323	1,441	1,137	72	9,090
Annuity Reserves	-	-	-	-	2
On or After March 31, 2000 - Front Load Version
Accumulation Units (6)	201	714	320	49	1,711
Annuity Reserves	-	-	-	-	-
On or After March 31, 2000 - Back Load Version
Class A Accumulation Units (7)	899	1,122	513	122	2,183
Class B Accumulation Units (8)	1,032	2,130	745	260	3,504
Annuity Reserves	-	-	-	14	-
On or After October 16, 2006 - Fee Based Version
Accumulation Units (9)	7,135	23,421	3,223	-	59,004
Annuity Reserves	52	247	17	-	1,046

Total Net Assets	$15,045	$32,124	$8,074	$1,088	$99,073

(1) Investments, at cost	$13,467	$28,754	$6,644	$938	$77,266
Mutual Fund Shares Held	4,959	11,855	4,128	903	20,113
(2) Accumulation Unit Value	$6.161139	$4.788330	$4.445804	$1.648406	$11.149101
Units Outstanding	27	14	19	18	359
(3) Accumulation Unit Value	$5.473249	$4.449605	$3.949354	$1.562708	$9.738212
Units Outstanding	536	589	410	333	1,740
(4) Accumulation Unit Value	$6.132045	$5.038200	$4.423327	$1.710618	$7.360242
Units Outstanding	42	64	71	-	107
(5) Accumulation Unit Value	$5.473249	$4.449605	$3.949354	$1.562708	$9.738212
Units Outstanding	424	324	288	46	933
(6) Accumulation Unit Value	$1.964404	$4.965791	$1.712864	$1.692701	$2.262276
Units Outstanding	102	143	187	29	757
(7) Accumulation Unit Value	$1.964404	$4.965791	$1.712864	$1.692701	$2.262276
Units Outstanding	457	226	300	72	965
(8) Accumulation Unit Value	$5.473249	$4.449605	$3.949354	$1.562708	$9.738212
Units Outstanding	188	479	189	167	360
(9) Accumulation Unit Value	$2.055452	$5.076121	$1.865558	$1.719920	$2.387940
Units Outstanding	3,472	4,614	1,726	-	24,709

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account A

Statements of Assets and Liabilities

December 31, 2017

(in thousands, except accumulation unit values)

	Large Company Value Division	Domestic Equity Division	Equity Income Division	Mid Cap Growth Stock Division	Index 400 Stock Division

Assets:
Investments, at fair value (1)
Northwestern Mutual Series Fund, Inc	$9,232	$27,989	$38,687	$21,518	$33,367
Fidelity Variable Insurance Products Fund	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	-	-	3	-	27

Total Assets	9,232	27,989	38,690	21,518	33,394

Liabilities:
Due to Northwestern Mutual Life Insurance Company	1	-	-	-	-
Due to Participants	-	5	35	10	20

Total Liabilities	1	5	35	10	20

Total Net Assets	$9,231	$27,984	$38,655	$21,508	$33,374

Net Assets:
Variable Annuity Contracts Issued:
Prior to December 17, 1981
Accumulation Units (2)	$22	$15	$49	$173	$77
Annuity Reserves	2	2	2	3	-
After December 16, 1981 and Prior to March 31, 1995
Accumulation Units (3)	651	2,931	2,901	10,253	4,999
Annuity Reserves	68	22	17	26	154
On or After March 31, 1995 and Prior to March 31, 2000 - Front Load Version
Accumulation Units (4)	38	566	138	1,557	200
Annuity Reserves	-	-	-	30	27
On or After March 31, 1995 and Prior to March 31, 2000 -
Accumulation Units (5)	59	1,149	868	4,235	1,213
Annuity Reserves	-	-	-	2	3
On or After March 31, 2000 - Front Load Version
Accumulation Units (6)	197	713	1,006	247	946
Annuity Reserves	-	-	-	-	-
On or After March 31, 2000 - Back Load Version
Class A Accumulation Units (7)	102	1,559	960	682	1,359
Class B Accumulation Units (8)	504	1,759	1,487	651	1,463
Annuity Reserves	-	-	-	2	-
On or After October 16, 2006 - Fee Based Version
Accumulation Units (9)	7,447	18,979	30,780	3,621	22,634
Annuity Reserves	141	289	447	26	299

Total Net Assets	$9,231	$27,984	$38,655	$21,508	$33,374

(1) Investments, at cost	$8,913	$23,224	$33,534	$19,467	$29,254
Mutual Fund Shares Held	8,693	16,690	20,744	6,224	15,821
(2) Accumulation Unit Value	$1.577390	$2.652665	$3.159088	$10.824550	$5.166188
Units Outstanding	14	6	15	16	15
(3) Accumulation Unit Value	$1.495275	$2.443559	$2.935634	$9.454237	$4.705431
Units Outstanding	436	1,199	988	1,084	1,062
(4) Accumulation Unit Value	$1.636914	$2.808223	$3.323955	$5.420436	$5.511839
Units Outstanding	23	202	42	287	36
(5) Accumulation Unit Value	$1.495275	$2.443559	$2.935634	$9.454237	$4.705431
Units Outstanding	39	470	296	448	257
(6) Accumulation Unit Value	$1.619706	$2.763145	$3.276276	$1.707717	$4.272733
Units Outstanding	122	258	307	144	221
(7) Accumulation Unit Value	$1.619706	$2.763145	$3.276276	$1.707717	$4.272733
Units Outstanding	63	564	293	399	318
(8) Accumulation Unit Value	$1.495275	$2.443559	$2.935634	$9.454237	$4.705431
Units Outstanding	338	720	506	69	311
(9) Accumulation Unit Value	$1.645847	$2.831891	$3.349027	$1.784051	$4.511315
Units Outstanding	4,525	6,702	9,191	2,031	5,017

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account A

Statements of Assets and Liabilities

December 31, 2017

(in thousands, except accumulation unit values)

	Mid Cap Value Division	Small Cap Growth Stock Division	Index 600 Stock Division	Small Cap Value Division	International Growth Division

Assets:
Investments, at fair value (1)
Northwestern Mutual Series Fund, Inc	$18,053	$9,705	$14,653	$15,444	$29,498
Fidelity Variable Insurance Products Fund	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	-	2	-	-	1

Total Assets	18,053	9,707	14,653	15,444	29,499

Liabilities:
Due to Northwestern Mutual Life Insurance Company	4	-	-	3	-
Due to Participants	18	2	10	-	12

Total Liabilities	22	2	10	3	12

Total Net Assets	$18,031	$9,705	$14,643	$15,441	$29,487

Net Assets:
Variable Annuity Contracts Issued:
Prior to December 17, 1981
Accumulation Units (2)	$11	$141	$12	$69	$29
Annuity Reserves	-	1	-	-	1
After December 16, 1981 and Prior to March 31, 1995
Accumulation Units (3)	1,515	3,024	1,590	2,014	2,103
Annuity Reserves	2	50	6	16	38
On or After March 31, 1995 and Prior to March 31, 2000 - Front Load Version
Accumulation Units (4)	79	147	38	172	118
Annuity Reserves	-	-	-	-	-
On or After March 31, 1995 and Prior to March 31, 2000 -
Accumulation Units (5)	523	1,539	279	559	796
Annuity Reserves	-	-	-	-	-
On or After March 31, 2000 - Front Load Version
Accumulation Units (6)	402	351	164	754	885
Annuity Reserves	-	-	-	-	-
On or After March 31, 2000 - Back Load Version
Class A Accumulation Units (7)	621	903	339	1,126	658
Class B Accumulation Units (8)	1,447	986	730	1,379	1,292
Annuity Reserves	4	-	-	10	-
On or After October 16, 2006 - Fee Based Version
Accumulation Units (9)	13,210	2,531	11,345	9,112	23,346
Annuity Reserves	217	32	140	230	221

Total Net Assets	$18,031	$9,705	$14,643	$15,441	$29,487

(1) Investments, at cost	$16,222	$7,663	$12,626	$13,417	$24,586
Mutual Fund Shares Held	9,849	3,375	10,106	6,092	18,517
(2) Accumulation Unit Value	$3.921226	$5.663279	$2.264792	$4.217697	$2.139037
Units Outstanding	3	25	5	16	13
(3) Accumulation Unit Value	$3.643868	$5.158190	$2.146980	$3.885050	$1.970410
Units Outstanding	416	586	741	518	1,067
(4) Accumulation Unit Value	$4.125861	$6.042354	$2.350232	$4.464766	$2.264394
Units Outstanding	19	24	16	38	52
(5) Accumulation Unit Value	$3.643868	$5.158190	$2.146980	$3.885050	$1.970410
Units Outstanding	144	298	130	144	404
(6) Accumulation Unit Value	$4.066694	$2.723907	$2.325656	$4.393000	$2.228072
Units Outstanding	99	129	71	172	398
(7) Accumulation Unit Value	$4.066694	$2.723907	$2.325656	$4.393000	$2.228072
Units Outstanding	153	331	146	256	295
(8) Accumulation Unit Value	$3.643868	$5.158190	$2.146980	$3.885050	$1.970410
Units Outstanding	398	191	340	355	656
(9) Accumulation Unit Value	$4.156918	$2.720661	$2.363154	$4.502330	$2.283495
Units Outstanding	3,178	930	4,801	2,024	10,224

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account A

Statements of Assets and Liabilities

December 31, 2017

(in thousands, except accumulation unit values)

	Research International Core Division	International Equity Division	Emerging Markets Equity Division	Government Money Market Division	Short-Term Bond Division

Assets:
Investments, at fair value (1)
Northwestern Mutual Series Fund, Inc	$27,462	$71,462	$54,394	$25,057	$32,355
Fidelity Variable Insurance Products Fund	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	27	-	1	280	-

Total Assets	27,489	71,462	54,395	25,337	32,355

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-	-	-
Due to Participants	26	36	21	15	50

Total Liabilities	26	36	21	15	50

Total Net Assets	$27,463	$71,426	$54,374	$25,322	$32,305

Net Assets:
Variable Annuity Contracts Issued:
Prior to December 17, 1981
Accumulation Units (2)	$10	$121	$27	$238	$7
Annuity Reserves	1	2	1	9	-
After December 16, 1981 and Prior to March 31, 1995
Accumulation Units (3)	1,055	10,289	2,298	5,403	3,397
Annuity Reserves	-	137	23	35	23
On or After March 31, 1995 and Prior to March 31, 2000 - Front Load Version
Accumulation Units (4)	10	614	104	7	16
Annuity Reserves	-	9	-	-	-
On or After March 31, 1995 and Prior to March 31, 2000 -
Accumulation Units (5)	412	3,017	729	503	287
Annuity Reserves	-	-	-	-	-
On or After March 31, 2000 - Front Load Version
Accumulation Units (6)	462	1,760	853	93	354
Annuity Reserves	-	-	-	-	-
On or After March 31, 2000 - Back Load Version
Class A Accumulation Units (7)	278	1,894	473	1,071	524
Class B Accumulation Units (8)	943	2,749	1,183	871	641
Annuity Reserves	-	-	-	-	-
On or After October 16, 2006 - Fee Based Version
Accumulation Units (9)	23,706	50,108	47,948	16,853	26,602
Annuity Reserves	586	726	735	239	454

Total Net Assets	$27,463	$71,426	$54,374	$25,322	$32,305

(1) Investments, at cost	$23,634	$65,555	$46,785	$25,057	$32,375
Mutual Fund Shares Held	26,457	37,317	49,225	25,057	31,321
(2) Accumulation Unit Value	$1.181896	$5.066863	$1.141944	$3.323610	$1.167329
Units Outstanding	8	24	24	72	6
(3) Accumulation Unit Value	$1.120355	$4.478637	$1.082576	$2.776052	$1.106873
Units Outstanding	941	2,297	2,123	1,946	3,069
(4) Accumulation Unit Value	$1.226453	$4.459677	$1.185073	$1.613725	$1.211644
Units Outstanding	8	138	88	4	13
(5) Accumulation Unit Value	$1.120355	$4.478637	$1.082576	$2.776052	$1.106873
Units Outstanding	368	674	673	181	260
(6) Accumulation Unit Value	$1.213637	$2.249645	$1.172639	$1.243091	$1.199052
Units Outstanding	381	782	727	75	295
(7) Accumulation Unit Value	$1.213637	$2.249645	$1.172639	$1.243091	$1.199052
Units Outstanding	229	842	403	861	437
(8) Accumulation Unit Value	$1.120355	$4.478637	$1.082576	$2.776052	$1.106873
Units Outstanding	842	614	1,093	314	579
(9) Accumulation Unit Value	$1.233245	$2.263791	$1.191540	$1.258833	$1.218389
Units Outstanding	19,225	22,135	40,240	13,389	21,835

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account A

Statements of Assets and Liabilities

December 31, 2017

(in thousands, except accumulation unit values)

	Select Bond Division	Long-Term U.S. Government Bond Division	Inflation Protection Division	HighYield Bond Division	Multi-Sector Bond Division

Assets:
Investments, at fair value (1)
Northwestern Mutual Series Fund, Inc	$112,398	$12,393	$30,395	$44,520	$82,779
Fidelity Variable Insurance Products Fund	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	-	-	-	1	-

Total Assets	112,398	12,393	30,395	44,521	82,779

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	4	2	-	2
Due to Participants	161	-	45	52	62

Total Liabilities	161	4	47	52	64

Total Net Assets	$112,237	$12,389	$30,348	$44,469	$82,715

Net Assets:
Variable Annuity Contracts Issued:
Prior to December 17, 1981
Accumulation Units (2)	$586	$-	$-	$55	$17
Annuity Reserves	3	1	-	-	2
After December 16, 1981 and Prior to March 31, 1995
Accumulation Units (3)	10,513	1,231	1,260	2,120	3,710
Annuity Reserves	335	44	2	39	23
On or After March 31, 1995 and Prior to March 31, 2000 - Front Load Version
Accumulation Units (4)	623	64	87	235	315
Annuity Reserves	5	-	-	3	-
On or After March 31, 1995 and Prior to March 31, 2000 -
Accumulation Units (5)	2,634	105	332	610	1,460
Annuity Reserves	-	-	-	-	-
On or After March 31, 2000 - Front Load Version
Accumulation Units (6)	2,218	238	427	488	741
Annuity Reserves	-	-	-	-	-
On or After March 31, 2000 - Back Load Version
Class A Accumulation Units (7)	3,267	340	315	635	593
Class B Accumulation Units (8)	4,174	427	656	1,069	1,280
Annuity Reserves	12	-	-	-	-
On or After October 16, 2006 - Fee Based Version
Accumulation Units (9)	85,324	9,912	26,722	38,451	73,705
Annuity Reserves	2,543	27	547	764	869

Total Net Assets	$112,237	$12,389	$30,348	$44,469	$82,715

(1) Investments, at cost	$113,816	$12,563	$30,730	$44,215	$81,723
Mutual Fund Shares Held	89,418	11,496	27,284	59,678	75,666
(2) Accumulation Unit Value	$16.904021	$1.909682	$1.360659	$4.450631	$1.733787
Units Outstanding	35	-	-	12	10
(3) Accumulation Unit Value	$14.115536	$1.810437	$1.289916	$3.953743	$1.643634
Units Outstanding	745	680	977	536	2,257
(4) Accumulation Unit Value	$3.158715	$1.981754	$1.412043	$4.493974	$1.799147
Units Outstanding	197	32	62	52	175
(5) Accumulation Unit Value	$14.115536	$1.810437	$1.289916	$3.953743	$1.643634
Units Outstanding	187	58	257	154	888
(6) Accumulation Unit Value	$2.293482	$1.960975	$1.397244	$3.021110	$1.780364
Units Outstanding	967	122	306	162	416
(7) Accumulation Unit Value	$2.293482	$1.960975	$1.397244	$3.021110	$1.780364
Units Outstanding	1,425	173	225	210	333
(8) Accumulation Unit Value	$14.115536	$1.810437	$1.289916	$3.953743	$1.643634
Units Outstanding	296	235	509	270	779
(9) Accumulation Unit Value	$2.329757	$1.992613	$1.419776	$3.099311	$1.809045
Units Outstanding	36,625	4,974	18,821	12,406	40,743

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account A

Statements of Assets and Liabilities

December 31, 2017

(in thousands, except accumulation unit values)

	Balanced Division	Asset Allocation Division	Fidelity VIP Mid Cap Division	Fidelity VIP Contrafund Division	Neuberger Berman AMT Socially Responsive Division

Assets:
Investments, at fair value (1)
Northwestern Mutual Series Fund, Inc	$91,690	$4,221	$-	$-	$-
Fidelity Variable Insurance Products Fund	-	-	25,517	41,105	-
Neuberger Berman Advisers Management Trust	-	-	-	-	12,714
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	71	-	-	1	2

Total Assets	91,761	4,221	25,517	41,106	12,716

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	36	-	-	-
Due to Participants	367	39	3	34	-

Total Liabilities	367	75	3	34	-

Total Net Assets	$91,394	$4,146	$25,514	$41,072	$12,716

Net Assets:
Variable Annuity Contracts Issued:
Prior to December 17, 1981
Accumulation Units (2)	$3,196	$36	$67	$26	$1
Annuity Reserves	1,739	-	-	1	-
After December 16, 1981 and Prior to March 31, 1995
Accumulation Units (3)	68,734	1,583	2,979	2,685	698
Annuity Reserves	1,961	96	69	5	1
On or After March 31, 1995 and Prior to March 31, 2000 - Front Load Version
Accumulation Units (4)	840	78	361	126	7
Annuity Reserves	431	-	-	-	-
On or After March 31, 1995 and Prior to March 31, 2000 -
Accumulation Units (5)	8,215	641	1,097	736	262
Annuity Reserves	18	-	-	-	-
On or After March 31, 2000 - Front Load Version
Accumulation Units (6)	785	10	1,045	815	446
Annuity Reserves	-	-	-	-	-
On or After March 31, 2000 - Back Load Version
Class A Accumulation Units (7)	2,219	843	1,143	1,028	281
Class B Accumulation Units (8)	3,138	858	1,602	1,683	679
Annuity Reserves	-	1	-	-	-
On or After October 16, 2006 - Fee Based Version
Accumulation Units (9)	118	-	16,794	33,466	10,125
Annuity Reserves	-	-	357	501	216

Total Net Assets	$91,394	$4,146	$25,514	$41,072	$12,716

(1) Investments, at cost	$87,102	$4,139	$22,258	$35,124	$11,033
Mutual Fund Shares Held	62,163	3,497	675	1,109	496
(2) Accumulation Unit Value	$16.310677	$2.233824	$5.093757	$2.034414	$1.945753
Units Outstanding	193	17	13	13	-
(3) Accumulation Unit Value	$13.622858	$2.057749	$4.733325	$1.928613	$1.844614
Units Outstanding	5,040	769	629	1,392	378
(4) Accumulation Unit Value	$4.518853	$2.364749	$5.359551	$2.111112	$2.019270
Units Outstanding	186	33	67	60	3
(5) Accumulation Unit Value	$13.622858	$2.057749	$4.733325	$1.928613	$1.844614
Units Outstanding	603	312	232	382	142
(6) Accumulation Unit Value	$2.053508	$2.326822	$5.282609	$2.089086	$1.998022
Units Outstanding	382	4	198	391	224
(7) Accumulation Unit Value	$2.053508	$2.326822	$5.282609	$2.089086	$1.998022
Units Outstanding	1,081	362	216	492	140
(8) Accumulation Unit Value	$13.622858	$2.057749	$4.733325	$1.928613	$1.844614
Units Outstanding	230	417	338	873	369
(9) Accumulation Unit Value	$2.122194	$2.384747	$5.399821	$2.122752	$2.030266
Units Outstanding	55	-	3,110	15,765	4,987

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account A

Statements of Assets and Liabilities

December 31, 2017

(in thousands, except accumulation unit values)

	U.S. Strategic Equity Division	U.S. Small Cap Equity Division	International Developed Markets Division	Strategic Bond Division	Global Real Estate Division

Assets:
Investments, at fair value (1)
Northwestern Mutual Series Fund, Inc	$-	$-	$-	$-	$-
Fidelity Variable Insurance Products Fund	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	17,775	5,241	22,182	70,435	44,461
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	-	-	-	7	-

Total Assets	17,775	5,241	22,182	70,442	44,461

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	1	4	-	-
Due to Participants	9	-	9	134	34

Total Liabilities	9	1	13	134	34

Total Net Assets	$17,766	$5,240	$22,169	$70,308	$44,427

Net Assets:
Variable Annuity Contracts Issued:
Prior to December 17, 1981
Accumulation Units (2)	$-	$-	$4	$-	$29
Annuity Reserves	-	-	1	3	2
After December 16, 1981 and Prior to March 31, 1995
Accumulation Units (3)	1,372	1,251	1,182	2,290	3,455
Annuity Reserves	78	-	17	32	86
On or After March 31, 1995 and Prior to March 31, 2000 - Front Load Version
Accumulation Units (4)	6	19	201	279	253
Annuity Reserves	-	-	4	-	3
On or After March 31, 1995 and Prior to March 31, 2000 -
Accumulation Units (5)	713	403	462	1,276	1,294
Annuity Reserves	-	-	-	-	-
On or After March 31, 2000 - Front Load Version
Accumulation Units (6)	146	106	274	800	858
Annuity Reserves	-	-	-	-	-
On or After March 31, 2000 - Back Load Version
Class A Accumulation Units (7)	486	475	667	710	1,344
Class B Accumulation Units (8)	350	412	477	1,566	1,857
Annuity Reserves	-	-	-	-	2
On or After October 16, 2006 - Fee Based Version
Accumulation Units (9)	14,423	2,537	18,737	62,239	34,670
Annuity Reserves	192	37	143	1,113	574

Total Net Assets	$17,766	$5,240	$22,169	$70,308	$44,427

(1) Investments, at cost	$17,310	$4,799	$19,131	$71,815	$44,880
Mutual Fund Shares Held	959	320	1,691	6,792	3,002
(2) Accumulation Unit Value	$2.123321	$3.001544	$1.953586	$2.164904	$4.484178
Units Outstanding	-	-	2	-	6
(3) Accumulation Unit Value	$1.933892	$2.733797	$1.779331	$1.971861	$4.084164
Units Outstanding	709	458	664	1,161	846
(4) Accumulation Unit Value	$2.265343	$3.202394	$2.084321	$2.309777	$4.784200
Units Outstanding	3	6	96	121	53
(5) Accumulation Unit Value	$1.933892	$2.733797	$1.779331	$1.971861	$4.084164
Units Outstanding	368	147	260	646	317
(6) Accumulation Unit Value	$2.090834	$2.677261	$1.636764	$2.253341	$4.980485
Units Outstanding	69	40	168	355	172
(7) Accumulation Unit Value	$2.090834	$2.677261	$1.636764	$2.253341	$4.980485
Units Outstanding	233	178	408	315	270
(8) Accumulation Unit Value	$1.933892	$2.733797	$1.779331	$1.971861	$4.084164
Units Outstanding	181	151	268	794	455
(9) Accumulation Unit Value	$2.231938	$2.830588	$1.768232	$2.277797	$4.674653
Units Outstanding	6,462	896	10,596	27,324	7,417

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account A

Statements of Assets and Liabilities

December 31, 2017

(in thousands, except accumulation unit values)

	LifePoints Moderate Strategy Division	LifePoints Balanced Strategy Division	LifePoints Growth Strategy Division	LifePoints Equity Growth Strategy Division	Credit Suisse Trust Commodity Return Strategy Division

Assets:
Investments, at fair value (1)
Northwestern Mutual Series Fund, Inc	$-	$-	$-	$-	$-
Fidelity Variable Insurance Products Fund	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	2,822	2,247	1,392	125	-
Credit Suisse Trust	-	-	-	-	35,150
Due from Northwestern Mutual Life Insurance Company	4	-	-	-	2

Total Assets	2,826	2,247	1,392	125	35,152

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-	-	-
Due to Participants	-	3	3	-	14

Total Liabilities	-	3	3	-	14

Total Net Assets	$2,826	$2,244	$1,389	$125	$35,138

Net Assets:
Variable Annuity Contracts Issued:
Prior to December 17, 1981
Accumulation Units (2)	$26	$46	$-	$-	$22
Annuity Reserves	-	-	-	-	1
After December 16, 1981 and Prior to March 31, 1995
Accumulation Units (3)	1,070	834	195	11	878
Annuity Reserves	-	79	-	-	1
On or After March 31, 1995 and Prior to March 31, 2000 - Front Load Version
Accumulation Units (4)	-	-	-	-	4
Annuity Reserves	-	-	-	-	-
On or After March 31, 1995 and Prior to March 31, 2000 -
Accumulation Units (5)	169	475	43	2	277
Annuity Reserves	-	-	-	-	-
On or After March 31, 2000 - Front Load Version
Accumulation Units (6)	-	26	362	-	393
Annuity Reserves	-	-	-	-	-
On or After March 31, 2000 - Back Load Version
Class A Accumulation Units (7)	1,128	195	219	11	180
Class B Accumulation Units (8)	433	589	570	101	579
Annuity Reserves	-	-	-	-	-
On or After October 16, 2006 - Fee Based Version
Accumulation Units (9)	-	-	-	-	32,368
Annuity Reserves	-	-	-	-	435

Total Net Assets	$2,826	$2,244	$1,389	$125	$35,138

(1) Investments, at cost	$2,772	$2,213	$1,269	$114	$43,023
Mutual Fund Shares Held	274	221	133	13	8,722
(2) Accumulation Unit Value	$1.528550	$1.527484	$1.479771	$1.404925	$4.772895
Units Outstanding	17	30	-	-	5
(3) Accumulation Unit Value	$1.449028	$1.448010	$1.402805	$1.331848	$4.616153
Units Outstanding	739	575	139	8	190
(4) Accumulation Unit Value	$1.586224	$1.585093	$1.535672	$1.458017	$4.884731
Units Outstanding	-	-	-	-	1
(5) Accumulation Unit Value	$1.449028	$1.448010	$1.402805	$1.331848	$4.616153
Units Outstanding	117	328	30	1	60
(6) Accumulation Unit Value	$1.569572	$1.568555	$1.519530	$1.442734	$4.852663
Units Outstanding	-	17	238	-	81
(7) Accumulation Unit Value	$1.569572	$1.568555	$1.519530	$1.442734	$4.852663
Units Outstanding	719	124	144	8	37
(8) Accumulation Unit Value	$1.449028	$1.448010	$1.402805	$1.331848	$4.616153
Units Outstanding	299	406	407	76	125
(9) Accumulation Unit Value	$1.594878	$1.593814	$1.544057	$1.465982	$4.901414
Units Outstanding	-	-	-	-	6,604

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account A

Statements of Operations

For the Year Ended December 31, 2017

(in thousands)

	Growth Stock Division	Focused Appreciation Division	Large Cap Core Stock Division	Large Cap Blend Division	Index 500 Stock Division

Income:
Dividend income	$126	$215	$128	$9	$1,595
Expenses:
Mortality and expense risk charges	109	164	56	12	616

Net investment income (loss)	17	51	72	(3)	979

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	346	423	219	51	5,302
Realized gain distribution	662	542	-	51	938

Realized gains (losses)	1,008	965	219	102	6,240

Change in unrealized appreciation/(depreciation) of investments during the period	2,097	7,368	1,213	71	9,907

Net increase (decrease) in net assets resulting from operations	$3,122	$8,384	$1,504	$170	$17,126

	Large Company Value Division	Domestic Equity Division	Equity Income Division	Mid Cap Growth Stock Division	Index 400 Stock Division

Income:
Dividend income	$177	$420	$806	$52	$322
Expenses:
Mortality and expense risk charges	43	145	180	217	172

Net investment income (loss)	134	275	626	(165)	150

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	290	2,022	1,618	487	963
Realized gain distribution	355	626	1,715	-	1,716

Realized gains (losses)	645	2,648	3,333	487	2,679

Change in unrealized appreciation/(depreciation) of investments during the period	134	340	1,430	3,447	1,444

Net increase (decrease) in net assets resulting from operations	$913	$3,263	$5,389	$3,769	$4,273

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account A

Statements of Operations

For the Year Ended December 31, 2017

(in thousands)

	Mid Cap Value Division	Small Cap Growth Stock Division	Index 600 Stock Division	Small Cap Value Division	International Growth Division

Income:
Dividend income	$249	$10	$245	$115	$338
Expenses:
Mortality and expense risk charges	92	83	66	91	129

Net investment income (loss)	157	(73)	179	24	209

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	735	435	279	735	800
Realized gain distribution	602	99	452	776	-

Realized gains (losses)	1,337	534	731	1,511	800

Change in unrealized appreciation/(depreciation) of investments during the period	360	1,250	649	17	5,512

Net increase (decrease) in net assets resulting from operations	$1,854	$1,711	$1,559	$1,552	$6,521

	Research International Core Division	International Equity Division	Emerging Market Equity Division	Government Money Markets Division	Short-Term Bond Division

Income:
Dividend income	$412	$1,542	$439	$143	$408
Expenses:
Mortality and expense risk charges	103	379	204	147	148

Net investment income (loss)	309	1,163	235	(4)	260

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	386	422	(315)	-	33
Realized gain distribution	-	-	-	-	-

Realized gains (losses)	386	422	(315)	-	33

Change in unrealized appreciation/(depreciation) of investments during the period	5,130	10,987	11,309	-	(33)

Net increase (decrease) in net assets resulting from operations	$5,825	$12,572	$11,229	$(4)	$260

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account A

Statements of Operations

For the Year Ended December 31, 2017

(in thousands)

	Select Bond Division	Long-Term U.S. Government Bond Division	Inflation Protection Division	High Yield Bond Division	Multi-Sector Bond Division

Income:
Dividend income	$2,228	$226	$196	$2,328	$2,932
Expenses:
Mortality and expense risk charges	542	63	122	184	316

Net investment income (loss)	1,686	163	74	2,144	2,616

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(237)	39	(284)	80	118
Realized gain distribution	1,443	463	81	-	-

Realized gains (losses)	1,206	502	(203)	80	118

Change in unrealized appreciation/(depreciation) of investments during the period	249	250	1,010	342	2,769

Net increase (decrease) in net assets resulting from operations	$3,141	$915	$881	$2,566	$5,503

	Balanced Division	Asset Allocation Division	Fidelity VIP Mid Cap Division	Fidelity VIP Contrafund Division	Neuberger Berman AMT Socially Responsive Division

Income:
Dividend income	$2,044	$85	$118	$302	$62
Expenses:
Mortality and expense risk charges	1,090	43	138	181	56

Net investment income (loss)	954	42	(20)	121	6

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	931	(17)	358	1,995	503
Realized gain distribution	3,414	177	1,134	2,119	449

Realized gains (losses)	4,345	160	1,492	4,114	952

Change in unrealized appreciation/(depreciation) of investments during the period	4,038	323	2,896	3,121	1,020

Net increase (decrease) in net assets resulting from operations	$9,337	$525	$4,368	$7,356	$1,978

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account A

Statements of Operations

For the Year Ended December 31, 2017

(in thousands)

	U.S. Strategic Equity Division	U.S. Small Cap Equity Division	International Developed Markets Division	Strategic Bond Division	Global Real Estate Securities Division

Income:
Dividend income	$181	$9	$541	$907	$1,531
Expenses:
Mortality and expense risk charges	84	37	92	284	210

Net investment income (loss)	97	(28)	449	623	1,321

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	637	179	623	(179)	257
Realized gain distribution	1,679	340	735	-	812

Realized gains (losses)	2,316	519	1,358	(179)	1,069

Change in unrealized appreciation/(depreciation) of investments during the period	780	204	2,574	1,780	2,022

Net increase (decrease) in net assets resulting from operations	$3,193	$695	$4,381	$2,224	$4,412

	LifePoints Moderate Strategy Division	LifePoints Balanced Strategy Division	LifePoints Growth Strategy Division	LifePoints Equity Growth Strategy Division	Credit Suisse Trust Commodity Return Strategy Division

Income:
Dividend income	$59	$51	$40	$4	$2,801
Expenses:
Mortality and expense risk charges	24	25	12	1	122

Net investment income (loss)	35	26	28	3	2,679

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(42)	(10)	5	-	(676)
Realized gain distribution	31	101	27	2	-

Realized gains (losses)	(11)	91	32	2	(676)

Change in unrealized appreciation/(depreciation) of investments during the period	191	100	110	13	(1,435)

Net increase (decrease) in net assets resulting from operations	$215	$217	$170	$18	$568

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account A

Statements of Changes in Net Assets

(in thousands)

	Growth Stock Division		Focused Appreciation Division

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:
Net investment income (loss)	$17	$9	$51	$(97)
Net realized gains (losses)	1,008	2,583	965	8,883
Net change in unrealized appreciation/(depreciation)	2,097	(2,350)	7,368	(7,345)

Net increase (decrease) in net assets resulting from operations	3,122	242	8,384	1,441

Contract Transactions:
Contract owners’ net payments	879	1,239	1,649	2,781
Annuity payments	(15)	(20)	(21)	(9)
Surrenders and other (net)	(2,733)	(2,552)	(2,036)	(3,047)
Transfers from other divisions or sponsor	6,733	6,095	18,632	11,550
Transfers to other divisions or sponsor	(7,164)	(7,774)	(22,424)	(12,175)

Net increase (decrease) in net assets resulting from contract transactions	(2,300)	(3,012)	(4,200)	(900)

Net increase (decrease) in net assets	822	(2,770)	4,184	541

Net Assets:
Beginning of period	14,223	16,993	27,940	27,399

End of period	$15,045	$14,223	$32,124	$27,940

Units issued during the period	3,365	3,480	4,830	4,225
Units redeemed during the period	(4,387)	(4,211)	(5,899)	(4,496)

Net units issued (redeemed) during period	(1,022)	(731)	(1,069)	(271)

	Large Cap Core Stock Division		Large Cap Blend Division

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:
Net investment income (loss)	$72	$78	$(3)	$(1)
Net realized gains (losses)	219	572	102	91
Net change in unrealized appreciation/(depreciation)	1,213	(211)	71	20

Net increase (decrease) in net assets resulting from operations	1,504	439	170	110

Contract Transactions:
Contract owners’ net payments	837	378	40	40
Annuity payments	(22)	(21)	(8)	(4)
Surrenders and other (net)	(452)	(994)	(145)	(114)
Transfers from other divisions or sponsor	3,429	2,321	770	663
Transfers to other divisions or sponsor	(3,487)	(2,619)	(722)	(663)

Net increase (decrease) in net assets resulting from contract transactions	305	(935)	(65)	(78)

Net increase (decrease) in net assets	1,809	(496)	105	32

Net Assets:
Beginning of period	6,265	6,761	983	951

End of period	$8,074	$6,265	$1,088	$983

Units issued during the period	2,486	1,660	555	672
Units redeemed during the period	(2,235)	(1,854)	(597)	(749)

Net units issued (redeemed) during period	251	(194)	(42)	(77)

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account A

Statements of Changes in Net Assets

(in thousands)

	Index 500 Stock Division		Large Company Value Division

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:
Net investment income (loss)	$979	$868	$134	$101
Net realized gains (losses)	6,240	5,785	645	1,002
Net change in unrealized appreciation/(depreciation)	9,907	1,683	134	75

Net increase (decrease) in net assets resulting from operations	17,126	8,336	913	1,178

Contract Transactions:
Contract owners’ net payments	9,928	9,121	656	827
Annuity payments	(169)	(157)	(21)	(12)
Surrenders and other (net)	(11,327)	(9,129)	(757)	(728)
Transfers from other divisions or sponsor	45,026	32,133	5,981	3,156
Transfers to other divisions or sponsor	(45,842)	(28,639)	(6,549)	(3,360)

Net increase (decrease) in net assets resulting from contract transactions	(2,384)	3,329	(690)	(117)

Net increase (decrease) in net assets	14,742	11,665	223	1,061

Net Assets:
Beginning of period	84,331	72,666	9,008	7,947

End of period	$99,073	$84,331	$9,231	$9,008

Units issued during the period	22,441	17,683	4,366	3,123
Units redeemed during the period	(21,009)	(13,861)	(4,781)	(3,204)

Net units issued (redeemed) during period	1,432	3,822	(415)	(81)

	Domestic Equity Division		Equity Income Division

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:
Net investment income (loss)	$275	$304	$626	$508
Net realized gains (losses)	2,648	3,027	3,333	3,318
Net change in unrealized appreciation/(depreciation)	340	(61)	1,430	2,040

Net increase (decrease) in net assets resulting from operations	3,263	3,270	5,389	5,866

Contract Transactions:
Contract owners’ net payments	2,431	2,921	1,845	2,202
Annuity payments	(47)	(39)	(41)	(33)
Surrenders and other (net)	(2,400)	(2,803)	(2,209)	(3,417)
Transfers from other divisions or sponsor	16,184	11,368	21,977	12,433
Transfers to other divisions or sponsor	(16,944)	(11,707)	(24,982)	(13,778)

Net increase (decrease) in net assets resulting from contract transactions	(776)	(260)	(3,410)	(2,593)

Net increase (decrease) in net assets	2,487	3,010	1,979	3,273

Net Assets:
Beginning of period	25,497	22,487	36,676	33,403

End of period	$27,984	$25,497	$38,655	$36,676

Units issued during the period	7,571	6,828	8,080	6,269
Units redeemed during the period	(7,910)	(7,065)	(9,266)	(7,336)

Net units issued (redeemed) during period	(339)	(237)	(1,186)	(1,067)

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account A

Statements of Changes in Net Assets

(in thousands)

	Mid Cap Growth Stock Division		Index 400 Stock Division

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:
Net investment income (loss)	$(165)	$(194)	$150	$126
Net realized gains (losses)	487	1,676	2,679	2,869
Net change in unrealized appreciation/(depreciation)	3,447	(1,540)	1,444	1,467

Net increase (decrease) in net assets resulting from operations	3,769	(58)	4,273	4,462

Contract Transactions:
Contract owners’ net payments	680	832	3,102	2,888
Annuity payments	(13)	8	(37)	(35)
Surrenders and other (net)	(3,319)	(2,992)	(2,185)	(2,725)
Transfers from other divisions or sponsor	4,726	4,595	27,531	15,417
Transfers to other divisions or sponsor	(5,510)	(6,088)	(26,377)	(14,028)

Net increase (decrease) in net assets resulting from contract transactions	(3,436)	(3,645)	2,034	1,517

Net increase (decrease) in net assets	333	(3,703)	6,307	5,979

Net Assets:
Beginning of period	21,175	24,878	27,067	21,088

End of period	$21,508	$21,175	$33,374	$27,067

Units issued during the period	2,261	2,153	7,508	5,394
Units redeemed during the period	(2,903)	(2,670)	(7,011)	(4,907)

Net units issued (redeemed) during period	(642)	(517)	497	487

	Mid Cap Value Division		Small Cap Growth Stock Division

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:
Net investment income (loss)	$157	$177	$(73)	$(60)
Net realized gains (losses)	1,337	1,776	534	1,399
Net change in unrealized appreciation/(depreciation)	360	1,212	1,250	(431)

Net increase (decrease) in net assets resulting from operations	1,854	3,165	1,711	908

Contract Transactions:
Contract owners’ net payments	1,313	1,919	531	565
Annuity payments	(21)	(14)	(10)	(8)
Surrenders and other (net)	(1,161)	(1,549)	(954)	(1,126)
Transfers from other divisions or sponsor	10,048	6,105	4,806	4,413
Transfers to other divisions or sponsor	(11,409)	(6,192)	(5,099)	(5,044)

Net increase (decrease) in net assets resulting from contract transactions	(1,230)	269	(726)	(1,200)

Net increase (decrease) in net assets	624	3,434	985	(292)

Net Assets:
Beginning of period	17,407	13,973	8,720	9,012

End of period	$18,031	$17,407	$9,705	$8,720

Units issued during the period	3,083	2,653	1,713	1,880
Units redeemed during the period	(3,407)	(2,583)	(1,890)	(2,192)

Net units issued (redeemed) during period	(324)	70	(177)	(312)

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account A

Statements of Changes in Net Assets

(in thousands)

	Index 600 Stock Division		Small Cap Value Division

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:
Net investment income (loss)	$179	$5	$24	$42
Net realized gains (losses)	731	538	1,511	2,566
Net change in unrealized appreciation/(depreciation)	649	1,750	17	1,286

Net increase (decrease) in net assets resulting from operations	1,559	2,293	1,552	3,894

Contract Transactions:
Contract owners’ net payments	1,551	1,656	636	851
Annuity payments	(11)	(8)	(20)	(15)
Surrenders and other (net)	(1,133)	(886)	(1,077)	(1,962)
Transfers from other divisions or sponsor	7,864	4,884	9,416	6,497
Transfers to other divisions or sponsor	(7,169)	(3,597)	(10,599)	(7,404)

Net increase (decrease) in net assets resulting from contract transactions	1,102	2,049	(1,644)	(2,033)

Net increase (decrease) in net assets	2,661	4,342	(92)	1,861

Net Assets:
Beginning of period	11,982	7,640	15,533	13,672

End of period	$14,643	$11,982	$15,441	$15,533

Units issued during the period	4,566	3,785	2,564	2,472
Units redeemed during the period	(4,059)	(2,618)	(2,989)	(3,152)

Net units issued (redeemed) during period	507	1,167	(425)	(680)

	International Growth Division		Research International Core Division

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:
Net investment income (loss)	$209	$139	$309	$264
Net realized gains (losses)	800	201	386	71
Net change in unrealized appreciation/(depreciation)	5,512	(1,206)	5,130	(592)

Net increase (decrease) in net assets resulting from operations	6,521	(866)	5,825	(257)

Contract Transactions:
Contract owners’ net payments	2,622	3,056	2,303	2,920
Annuity payments	(18)	(5)	(54)	(40)
Surrenders and other (net)	(2,462)	(2,618)	(1,782)	(1,771)
Transfers from other divisions or sponsor	18,462	12,063	16,811	8,084
Transfers to other divisions or sponsor	(17,988)	(11,418)	(16,477)	(7,282)

Net increase (decrease) in net assets resulting from contract transactions	616	1,078	801	1,911

Net increase (decrease) in net assets	7,137	212	6,626	1,654

Net Assets:
Beginning of period	22,350	22,138	20,837	19,183

End of period	$29,487	$22,350	$27,463	$20,837

Units issued during the period	10,849	9,373	17,917	11,666
Units redeemed during the period	(10,655)	(8,826)	(17,152)	(9,779)

Net units issued (redeemed) during period	194	547	765	1,887

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account A

Statements of Changes in Net Assets

(in thousands)

	International Equity Division		Emerging Markets Equity Division

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:
Net investment income (loss)	$1,163	$840	$235	$115
Net realized gains (losses)	422	(71)	(315)	(781)
Net change in unrealized appreciation/(depreciation)	10,987	607	11,309	3,805

Net increase (decrease) in net assets resulting from operations	12,572	1,376	11,229	3,139

Contract Transactions:
Contract owners’ net payments	6,262	5,682	5,024	5,323
Annuity payments	(80)	(66)	(61)	(43)
Surrenders and other (net)	(5,186)	(5,684)	(3,530)	(3,312)
Transfers from other divisions or sponsor	40,689	28,238	31,275	15,813
Transfers to other divisions or sponsor	(40,883)	(27,251)	(29,806)	(13,999)

Net increase (decrease) in net assets resulting from contract transactions	802	919	2,902	3,782

Net increase (decrease) in net assets	13,374	2,295	14,131	6,921

Net Assets:
Beginning of period	58,052	55,757	40,243	33,322

End of period	$71,426	$58,052	$54,374	$40,243

Units issued during the period	20,307	16,513	34,733	24,625
Units redeemed during the period	(19,418)	(15,410)	(32,089)	(20,394)

Net units issued (redeemed) during period	889	1,103	2,644	4,231

	Government Money Market Division		Short-Term Bond Division

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:
Net investment income (loss)	$(4)	$(118)	$260	$208
Net realized gains (losses)	-	2	33	19
Net change in unrealized appreciation/(depreciation)	-	-	(33)	80

Net increase (decrease) in net assets resulting from operations	(4)	(116)	260	307

Contract Transactions:
Contract owners’ net payments	28,355	20,749	2,903	3,181
Annuity payments	(26)	(25)	(33)	(16)
Surrenders and other (net)	(5,643)	(8,830)	(3,491)	(1,804)
Transfers from other divisions or sponsor	13,323	16,724	23,239	15,813
Transfers to other divisions or sponsor	(35,844)	(23,566)	(21,267)	(13,003)

Net increase (decrease) in net assets resulting from contract transactions	165	5,052	1,351	4,171

Net increase (decrease) in net assets	161	4,936	1,611	4,478

Net Assets:
Beginning of period	25,161	20,225	30,694	26,216

End of period	$25,322	$25,161	$32,305	$30,694

Units issued during the period	34,762	27,293	22,456	16,489
Units redeemed during the period	(33,658)	(24,466)	(21,419)	(12,859)

Net units issued (redeemed) during period	1,104	2,827	1,037	3,630

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account A

Statements of Changes in Net Assets

(in thousands)

	Select Bond Division		Long-Term U.S. Government Bond Division

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:
Net investment income (loss)	$1,686	$1,376	$163	$156
Net realized gains (losses)	1,206	375	502	241
Net change in unrealized appreciation/(depreciation)	249	509	250	(503)

Net increase (decrease) in net assets resulting from operations	3,141	2,260	915	(106)

Contract Transactions:
Contract owners’ net payments	10,270	10,657	1,422	2,461
Annuity payments	(241)	(240)	(6)	(7)
Surrenders and other (net)	(8,628)	(10,317)	(2,007)	(987)
Transfers from other divisions or sponsor	92,277	53,717	7,102	3,451
Transfers to other divisions or sponsor	(82,624)	(50,133)	(6,790)	(2,912)

Net increase ( decrease) in net assets resulting from contract transactions	11,054	3,684	(279)	2,006

Net increase (decrease) in net assets	14,195	5,944	636	1,900

Net Assets:
Beginning of period	98,042	92,098	11,753	9,853

End of period	$112,237	$98,042	$12,389	$11,753

Units issued during the period	38,250	20,277	4,631	3,110
Units redeemed during the period	(32,824)	(18,458)	(4,803)	(2,096)

Net units issued (redeemed) during period	5,426	1,819	(172)	1,014

	Inflation Protection Division		High Yield Bond Division

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:
Net investment income (loss)	$74	$206	$2,144	$1,799
Net realized gains (losses)	(203)	(259)	80	(66)
Net change in unrealized appreciation/(depreciation)	1,010	1,133	342	3,017

Net increase (decrease) in net assets resulting from operations	881	1,080	2,566	4,750

Contract Transactions:
Contract owners’ net payments	3,374	2,635	4,063	4,596
Annuity payments	(40)	(25)	(55)	(47)
Surrenders and other (net)	(2,803)	(3,026)	(2,965)	(3,634)
Transfers from other divisions or sponsor	21,539	10,159	27,929	12,602
Transfers to other divisions or sponsor	(19,189)	(10,178)	(26,172)	(13,698)

Net increase (decrease) in net assets resulting from contract transactions	2,881	(435)	2,800	(181)

Net increase (decrease) in net assets	3,762	645	5,366	4,569

Net Assets:
Beginning of period	26,586	25,941	39,103	34,534

End of period	$30,348	$26,586	$44,469	$39,103

Units issued during the period	18,267	9,834	10,373	6,147
Units redeemed during the period	(16,262)	(10,260)	(9,450)	(6,202)

Net units issued (redeemed) during period	2,005	(426)	923	(55)

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account A

Statements of Changes in Net Assets

(in thousands)

	Multi-Sector Bond Division		Balanced Division

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:
Net investment income (loss)	$2,616	$2,521	$954	$952
Net realized gains (losses)	118	(151)	4,345	3,617
Net change in unrealized appreciation/(depreciation)	2,769	3,580	4,038	300

Net increase (decrease) in net assets resulting from operations	5,503	5,950	9,337	4,869

Contract Transactions:
Contract owners’ net payments	8,894	6,820	2,322	2,538
Annuity payments	(104)	(82)	(540)	(525)
Surrenders and other (net)	(5,764)	(6,353)	(11,528)	(14,564)
Transfers from other divisions or sponsor	60,826	23,997	7,738	6,063
Transfers to other divisions or sponsor	(51,651)	(21,403)	(5,714)	(10,378)

Net increase (decrease) in net assets resulting from contract transactions	12,201	2,979	(7,722)	(16,866)

Net increase (decrease) in net assets	17,704	8,929	1,615	(11,997)

Net Assets:
Beginning of period	65,011	56,082	89,779	101,776

End of period	$82,715	$65,011	$91,394	$89,779

Units issued during the period	40,592	19,455	1,495	1,505
Units redeemed during the period	(33,632)	(17,681)	(2,059)	(2,958)

Net units issued (redeemed) during period	6,960	1,774	(564)	(1,453)

	Asset Allocation Division		Fidelity VIP Mid Cap Division

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:
Net investment income (loss)	$42	$52	$(20)	$(65)
Net realized gains (losses)	160	163	1,492	1,323
Net change in unrealized appreciation/(depreciation)	323	51	2,896	1,168

Net increase (decrease) in net assets resulting from operations	525	266	4,368	2,426

Contract Transactions:
Contract owners’ net payments	186	181	1,164	1,229
Annuity payments	(32)	(34)	(39)	(38)
Surrenders and other (net)	(340)	(999)	(1,918)	(2,502)
Transfers from other divisions or sponsor	732	682	14,476	9,235
Transfers to other divisions or sponsor	(809)	(1,152)	(15,934)	(10,378)

Net increase (decrease) in net assets resulting from contract transactions	(263)	(1,322)	(2,251)	(2,454)

Net increase (decrease) in net assets	262	(1,056)	2,117	(28)

Net Assets:
Beginning of period	3,884	4,940	23,397	23,425

End of period	$4,146	$3,884	$25,514	$23,397

Units issued during the period	453	485	3,350	2,846
Units redeemed during the period	(505)	(1,235)	(3,843)	(3,491)

Net units issued (redeemed) during period	(52)	(750)	(493)	(645)

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account A

Statements of Changes in Net Assets

(in thousands)

	Fidelity VIP Contrafund Division		Neuberger Berman AMT Socially Responsive Division

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:
Net investment income (loss)	$121	$56	$6	$26
Net realized gains (losses)	4,114	4,049	952	948
Net change in unrealized appreciation/(depreciation)	3,121	(1,650)	1,020	30

Net increase (decrease) in net assets resulting from operations	7,356	2,455	1,978	1,004

Contract Transactions:
Contract owners’ net payments	2,703	2,860	686	884
Annuity payments	(62)	(54)	(14)	(9)
Surrenders and other (net)	(2,957)	(3,455)	(990)	(1,428)
Transfers from other divisions or sponsor	23,445	10,345	9,132	4,663
Transfers to other divisions or sponsor	(26,426)	(12,158)	(9,922)	(5,012)

Net increase (decrease) in net assets resulting from contract transactions	(3,297)	(2,462)	(1,108)	(902)

Net increase (decrease) in net assets	4,059	(7)	870	102

Net Assets:
Beginning of period	37,013	37,020	11,846	11,744

End of period	$41,072	$37,013	$12,716	$11,846

Units issued during the period	13,820	8,349	5,329	3,626
Units redeemed during the period	(15,558)	(9,984)	(5,954)	(4,224)

Net units issued (redeemed) during period	(1,738)	(1,635)	(625)	(598)

	U.S. Strategic Equity Division		U.S. Small Cap Equity Division

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:
Net investment income (loss)	$97	$96	$(28)	$3
Net realized gains (losses)	2,316	1,804	519	288
Net change in unrealized appreciation/(depreciation)	780	(243)	204	501

Net increase (decrease) in net assets resulting from operations	3,193	1,657	695	792

Contract Transactions:
Contract owners’ net payments	564	802	187	208
Annuity payments	(19)	(28)	(2)	(3)
Surrenders and other (net)	(858)	(1,680)	(274)	(608)
Transfers from other divisions or sponsor	8,639	3,310	2,616	1,582
Transfers to other divisions or sponsor	(11,109)	(4,928)	(2,994)	(1,870)

Net increase (decrease) in net assets resulting from contract transactions	(2,783)	(2,524)	(467)	(691)

Net increase (decrease) in net assets	410	(867)	228	101

Net Assets:
Beginning of period	17,356	18,223	5,012	4,911

End of period	$17,766	$17,356	$5,240	$5,012

Units issued during the period	4,760	3,337	1,102	1,023
Units redeemed during the period	(6,166)	(4,739)	(1,282)	(1,333)

Net units issued (redeemed) during period	(1,406)	(1,402)	(180)	(310)

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account A

Statements of Changes in Net Assets

(in thousands)

	International Developed Markets Division		Strategic Bond Division

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:
Net investment income (loss)	$449	$481	$623	$725
Net realized gains (losses)	1,358	385	(179)	1,759
Net change in unrealized appreciation/(depreciation)	2,574	(500)	1,780	(970)

Net increase (decrease) in net assets resulting from operations	4,381	366	2,224	1,514

Contract Transactions:
Contract owners’ net payments	1,740	1,889	6,230	6,067
Annuity payments	(12)	(15)	(83)	(84)
Surrenders and other (net)	(1,230)	(1,815)	(4,831)	(4,743)
Transfers from other divisions or sponsor	13,689	7,266	45,021	18,888
Transfers to other divisions or sponsor	(14,163)	(7,529)	(40,255)	(17,865)

Net increase (decrease) in net assets resulting from contract transactions	24	(204)	6,082	2,263

Net increase (decrease) in net assets	4,405	162	8,306	3,777

Net Assets:
Beginning of period	17,764	17,602	62,002	58,225

End of period	$22,169	$17,764	$70,308	$62,002

Units issued during the period	10,071	7,297	23,509	12,262
Units redeemed during the period	(10,031)	(7,305)	(20,843)	(11,199)

Net units issued (redeemed) during period	40	(8)	2,666	1,063

	Global Real Estate Securities Division		Life Points Moderate Strategy Division

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:
Net investment income (loss)	$1,321	$1,570	$35	$69
Net realized gains (losses)	1,069	1,910	(11)	45
Net change in unrealized appreciation/(depreciation)	2,022	(2,521)	191	61

Net increase (decrease) in net assets resulting from operations	4,412	959	215	175

Contract Transactions:
Contract owners’ net payments	4,016	4,031	46	79
Annuity payments	(62)	(53)	-	-
Surrenders and other (net)	(3,135)	(3,638)	(396)	(565)
Transfers from other divisions or sponsor	31,674	18,865	853	152
Transfers to other divisions or sponsor	(31,573)	(18,279)	(297)	(741)

Net increase (decrease) in net assets resulting from contract transactions	920	926	206	(1,075)

Net increase (decrease) in net assets	5,332	1,885	421	(900)

Net Assets:
Beginning of period	39,095	37,210	2,405	3,305

End of period	$44,427	$39,095	$2,826	$2,405

Units issued during the period	8,327	5,786	628	416
Units redeemed during the period	(8,166)	(5,593)	(495)	(1,256)

Net units issued (redeemed) during period	161	193	133	(840)

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account A

Statements of Changes in Net Assets

(in thousands)

	LifePoints Balanced Strategy Division		LifePoints Growth Strategy Division

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:
Net investment income (loss)	$26	$47	$28	$24
Net realized gains (losses)	91	(15)	32	32
Net change in unrealized appreciation/(depreciation)	100	173	110	88

Net increase (decrease) in net assets resulting from operations	217	205	170	144

Contract Transactions:
Contract owners’ net payments	105	127	93	137
Annuity payments	(12)	(12)	-	-
Surrenders and other (net)	(132)	(1,388)	(24)	(1,178)
Transfers from other divisions or sponsor	240	384	483	521
Transfers to other divisions or sponsor	(143)	(163)	(468)	(484)

Net increase (decrease) in net assets resulting from contract transactions	58	(1,052)	84	(1,004)

Net increase (decrease) in net assets	275	(847)	254	(860)

Net Assets:
Beginning of period	1,969	2,816	1,135	1,995

End of period	$2,244	$1,969	$1,389	$1,135

Units issued during the period	243	567	408	560
Units redeemed during the period	(198)	(1,330)	(352)	(1,357)

Net units issued (redeemed) during period	45	(763)	56	(797)

	LifePoints Equity Growth Strategy Division		Credit Suisse Trust Commodity Return Strategy Division

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:
Net investment income (loss)	$3	$2	$2,679	$(95)
Net realized gains (losses)	2	(5)	(676)	(756)
Net change in unrealized appreciation/(depreciation)	13	13	(1,435)	3,456

Net increase (decrease) in net assets resulting from operations	18	10	568	2,605

Contract Transactions:
Contract owners’ net payments	11	27	3,872	3,917
Annuity payments	-	-	(28)	(20)
Surrenders and other (net)	(7)	(112)	(2,141)	(2,087)
Transfers from other divisions or sponsor	38	28	28,951	12,422
Transfers to other divisions or sponsor	(37)	(53)	(22,782)	(9,937)

Net increase (decrease) in net assets resulting from contract transactions	5	(110)	7,872	4,295

Net increase (decrease) in net assets	23	(100)	8,440	6,900

Net Assets:
Beginning of period	102	202	26,698	19,798

End of period	$125	$102	$35,138	$26,698

Units issued during the period	39	50	6,992	3,640
Units redeemed during the period	(35)	(150)	(5,335)	(2,710)

Net units issued (redeemed) during period	4	(100)	1,657	930

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account A

Notes to Financial Statements

December 31, 2017

1.	Organization

NML Variable Annuity Account A (“the Account”) is registered as a unit investment trust under the Investment Company Act of 1940 and is a segregated asset account of The Northwestern Mutual Life Insurance Company (“Northwestern Mutual” or “sponsor”) used to fund individual flexible payment variable annuity contracts (“contracts”) for use by self-employed persons and their eligible employees in tax-qualified retirement plans. Three versions of the contract are currently offered: Front Load contracts with a sales charge up to 4.50% of purchase payments; Back Load contracts with a withdrawal charge up to 6.00%; and Fee Based contracts with no sales or withdrawal charges.

All assets of each Division of the Account are invested in shares of the corresponding Portfolio of Northwestern Mutual Series Fund, Inc., Fidelity Variable Insurance Products Fund, Neuberger Berman Advisers Management Trust, Russell Investment Funds and Credit Suisse Trust (collectively known as “the Funds”). The Funds are open-end investment companies registered under the Investment Company Act of 1940. The financial statements for the Portfolios should be read in conjunction with the financial statements of the Divisions. Each Division of the account indirectly bears exposure to the market, credit and liquidity risks of the Portfolio in which it invests.

On May 1, 2017, the following Divisions were renamed.

Prior Name	New Name
Russell Multi-Style Equity Division	U.S. Strategic Equity Division
Russell Aggressive Equity Division	U.S. Small Cap Equity Division
Russell Non-U.S. Division	International Developed Markets Division
Russell Core Bond Division	Strategic Bond Division
Russell Global Real Estate Securities Division	Global Real Estate Securities Division
Russell LifePoints Moderate Strategy Division	LifePoints Moderate Strategy Division
Russell LifePoints Balanced Strategy Division	LifePoints Balanced Strategy Division
Russell LifePoints Growth Strategy Division	LifePoints Growth Strategy Division
Russell LifePoints Equity Growth Strategy Division	LifePoints Equity Growth Strategy Division

2.	Significant Accounting Policies

A.	Use of Estimates – The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets for use in estimates. Actual results could differ from those estimates.

B.	Investment Valuation – The shares are valued at the Funds’ offering and redemption prices per share. As of December 31, 2017, all of the Account’s investments are identified as Level 1 securities for valuation purposes under the Fair Value Measurement Topic of the FASB Accounting Standards Codification. Level 1 securities fair value is determined by unadjusted quoted prices in active markets for identical securities or derivatives. Level 2 securities fair value is determined by other significant observable inputs (including quoted prices for similar securities). Level 3 fair value is determined by significant unobservable inputs (including the Account’s own assumptions in determining fair value). There were no transfers between levels during the year. All changes in fair value are recorded as change in unrealized appreciation/(depreciation) of investments during the period in the statements of operations of the applicable Division.

C.

Investment Income, Securities Transactions and Contract Dividends – Transactions in the Funds’ shares are accounted for on the trade date. The basis for determining cost on sale of the Funds’ shares is identified cost. Dividend income and distributions of net realized gains from the Funds are

NML Variable Annuity Account A

Notes to Financial Statements

December 31, 2017

2.	Significant Accounting Policies (continued)

recorded on the ex-date of the dividends. Dividends and distributions received are reinvested in additional shares of the respective portfolios of the Funds. Certain contracts are eligible to receive contract dividends from Northwestern Mutual. All dividends reinvested in the Account are reflected in Contract owners’ net payments in the accompanying financial statements.

D.	Due to Participants – Upon notification of death of the contract owner or maturity of a contract, a liability is recorded and is included in Due to Participants in the accompanying financial statements. This liability is identified as Level 1 for valuation purposes under the Fair Value Measurement Topic of the FASB Accounting Standards Codification.

E.	Annuity Reserves – Annuity reserves represent the present value of all future payments on current variable income plans and are represented as annuity reserves in the statements of assets and liabilities.Such reserves are determined by the Actuarial Department of Northwestern Mutual. Annuity reserves are based on published annuity tables with age adjustment and interest based on actual investment experience and assumed investment rates of 3.50% or 5.00%. For those contract holders that elect a fixed income plan option, the values accumulated are transferred out of the Account and to the General Account and all related payouts are funded by Northwestern Mutual.

F.	Taxes – Northwestern Mutual is taxed as a “life insurance company” under the Internal Revenue Code. The operations of the Account are included in Northwestern Mutual’s consolidated income tax return. Under current law, no federal income taxes are payable with respect to the Account. Accordingly, no provision for any such liability has been made.

3.	Purchases and Sales of Investments

Purchases and sales of the Funds’ shares for the year ended December 31, 2017 were as follows: (in thousands)

Division	Purchases	Sales
Growth Stock	$2,431	$4,063
Focused Appreciation	4,411	8,076
Large Cap Core Stock	1,696	1,315
Large Cap Blend	235	252
Index 500 Stock	19,333	20,098
Large Company Value	1,676	1,875
Domestic Equity	5,863	5,754
Equity Income	5,828	6,905
Mid Cap Growth Stock	1,120	4,787
Index 400 Stock	8,711	4,888
Mid Cap Value	3,004	3,455
Small Cap Growth Stock	1,217	1,939
Index 600 Stock	3,923	2,177
Small Cap Value	2,238	3,116
International Growth	5,451	4,675
Research International Core	4,599	3,533
International Equity	11,557	9,667
Emerging Markets Equity	8,747	5,610
Government Money Market	35,223	35,677
Short-Term Bond	7,817	6,082
Select Bond	28,857	14,671
Long-Term U.S. Government Bond	3,328	3,011
Inflation Protection	7,632	4,546
High Yield Bond	10,306	5,401
Multi-Sector Bond	23,239	8,392
Balanced	11,778	15,130

NML Variable Annuity Account A

Notes to Financial Statements

December 31, 2017

Division	Purchases	Sales
Asset Allocation	$650	$620
Fidelity VIP Mid Cap	3,330	4,519
Fidelity VIP Contrafund	6,810	7,835
Neuberger Berman AMT Socially Responsive	1,836	2,491
U.S. Strategic Equity	2,702	3,785
U.S. Small Cap Equity	757	916
International Developed Markets	4,461	3,285
Strategic Bond	14,780	8,021
Global Real Estate Securities	9,036	5,986
LifePoints Moderate Strategy	969	756
LifePoints Balanced Strategy	430	367
LifePoints Growth Strategy	246	104
LifePoints Equity Growth Strategy	24	14
Credit Suisse Trust Commodity Return Strategy	13,470	2,915

4.	Expenses and Related Party Transactions

A deduction for mortality and expense risks is determined daily and paid to Northwestern Mutual as compensation for assuming the risk that annuity payments will continue for longer periods than anticipated because the annuitants as a group live longer than expected, and the risk that the charges made by Northwestern Mutual may be insufficient to cover the actual costs incurred in connection with the contracts.

For contracts issued prior to December 17, 1981, the deduction is at an annual rate of 0.75% of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. For these contracts, the rate may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed a 1.00% annual rate.

For contracts issued after December 16, 1981 and prior to March 31, 1995, the deduction is at an annual rate of 1.25% of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. For these contracts, the rate may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed a 1.50% annual rate.

For contracts issued on or after March 31, 1995 and prior to March 31, 2000, for the Front Load version and the Back Load version, the deduction for mortality and expense risks on accumulation units is determined daily at annual rates of 0.40% and 1.25%, respectively, of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. For these contracts, the rates may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed a maximum annual rate of 0.75% and 1.50%, respectively.

For contracts issued on or after March 31, 2000, for the Front Load version and the Back Load version, the deduction for mortality and expense risks is determined daily at annual rates of 0.50% and 1.25%, respectively, of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. Under the terms of the Back Load version of the contract, the net assets may be subject to the deduction for the Front Load version of the contract after the withdrawal charge period. Rates may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed a maximum annual rate of 0.75% and 1.50% for the Front Load version and the Back Load version, respectively.

For Fee Based contracts issued on or after October 16, 2006, the deduction for mortality and expense risks is determined daily at an annual rate of 0.35% of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. For these contracts, the rate may be increased by the Board of Trustees of Northwestern Mutual not to exceed a maximum annual rate of 0.75%.

NML Variable Annuity Account A

Notes to Financial Statements

December 31, 2017

5.	Subsequent Events

Effective May 1, 2018, the Neuberger Berman AMT Socially Responsive Division will be renamed to AMT Sustainable Equity Division.

NML Variable Annuity Account A

Notes to Financial Statements

December 31, 2017

6.	Financial Highlights

	As of the respective period end date:					For the respective period ended:

Division	Units Outstanding (000’s)	Unit Value, Lowest to Highest			Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest(1)			Total Return, Lowest to Highest(1)

Growth Stock
Year Ended 12/31/17	85,951	$1.964404	to	$6.161139	$306,113	0.87%	0.35%	to	1.25%	22.73%	to	23.83%
Year Ended 12/31/16	91,594	1.588718	to	4.995165	268,462	0.87	0.35	to	1.25	1.20	to	2.11
Year Ended 12/31/15	97,000	1.558224	to	4.911462	284,644	0.74	0.35	to	1.25	4.70	to	5.64
Year Ended 12/31/14	102,658	1.47722	to	4.667715	292,136	0.59	0.35	to	1.25	7.67	to	8.64
Year Ended 12/31/13	107,863	1.361729	to	4.313512	289,680	0.68	0.35	to	1.25	34.18	to	35.39

Focused Appreciation
Year Ended 12/31/17	129,363	$4.449605	to	$5.076121	$616,788	0.73%	0.35%	to	1.25%	31.97%	to	33.16%
Year Ended 12/31/16	140,300	3.371663	to	3.812141	504,134	0.24	0.35	to	1.25	4.56	to	5.50
Year Ended 12/31/15	152,744	3.224559	to	3.613247	521,639	0.00	0.35	to	1.25	12.23	to	13.25
Year Ended 12/31/14	156,766	2.873055	to	3.190605	474,874	0.02	0.35	to	1.25	8.08	to	9.05
Year Ended 12/31/13	142,827	2.658335	to	2.925762	397,811	0.49	0.35	to	1.25	27.41	to	28.55

Large Cap Core Stock
Year Ended 12/31/17	70,330	$1.712864	to	$4.445804	$206,133	1.77%	0.35%	to	1.25%	23.33%	to	24.43%
Year Ended 12/31/16	77,269	1.378587	to	3.587029	185,199	2.16	0.35	to	1.25	6.24	to	7.19
Year Ended 12/31/15	83,180	1.287981	to	3.359608	189,100	2.13	0.35	to	1.25	-4.26	to	-3.40
Year Ended 12/31/14	88,619	1.335309	to	3.491694	213,197	1.49	0.35	to	1.25	7.22	to	8.19
Year Ended 12/31/13	93,033	1.236136	to	3.240388	213,173	1.15	0.35	to	1.25	26.99	to	28.13

Large Cap Blend
Year Ended 12/31/17	43,262	$1.562708	to	$1.719920	$71,296	0.89%	0.35%	to	1.25%	17.55%	to	18.61%
Year Ended 12/31/16	46,436	1.329366	to	1.450071	64,658	1.04	0.35	to	1.25	12.57	to	13.59
Year Ended 12/31/15	50,379	1.180907	to	1.276624	61,931	0.87	0.35	to	1.25	-3.63	to	-2.76
Year Ended 12/31/14	52,840	1.225351	to	1.312832	66,966	0.04	0.35	to	1.25	11.18	to	12.18
Year Ended 12/31/13	55,840	1.102119	to	1.170256	63,399	0.89	0.35	to	1.25	29.24	to	30.40

Index 500 Stock
Year Ended 12/31/17	379,443	$2.262276	to	$11.377736	$1,606,653	1.77%	0.35%	to	1.25%	20.01%	to	21.09%
Year Ended 12/31/16	356,479	1.871001	to	9.433212	1,323,250	1.86	0.35	to	1.25%	10.35	to	11.34
Year Ended 12/31/15	324,786	1.682892	to	8.505874	1,160,225	1.69	0.35	to	1.26	-0.09	to	0.82
Year Ended 12/31/14	303,332	1.671768	to	8.470669	1,144,785	1.60	0.35	to	1.27	12.05	to	13.06
Year Ended 12/31/13	304,635	1.480870	to	7.522036	1,067,160	1.82	0.35	to	1.28	30.42	to	31.59

Large Company Value
Year Ended 12/31/17	56,510	$1.495275	to	$1.645847	$88,800	2.01%	0.35%	to	1.25%	9.72%	to	10.71%
Year Ended 12/31/16	58,476	1.362750	to	1.486618	83,209	1.72	0.35	to	1.25	13.93	to	14.96
Year Ended 12/31/15	61,343	1.196136	to	1.293194	76,044	1.59	0.35	to	1.26	-5.04	to	-4.18
Year Ended 12/31/14	63,902	1.259638	to	1.349669	83,082	0.00	0.35	to	1.27	11.63	to	12.63
Year Ended 12/31/13	66,695	1.128421	to	1.198270	77,367	1.57	0.35	to	1.28	29.66	to	30.83

Domestic Equity
Year Ended 12/31/17	176,754	$2.443559	to	$2.831891	$471,051	1.64%	0.35%	to	1.25%	12.37%	to	13.38%
Year Ended 12/31/16	165,719	2.174598	to	2.497727	391,339	1.88	0.35	to	1.25	13.55	to	14.58
Year Ended 12/31/15	154,309	1.915024	to	2.179944	318,448	1.80	0.35	to	1.26	-1.33	to	-0.44
Year Ended 12/31/14	149,921	1.940876	to	2.189636	311,373	1.67	0.35	to	1.27	32.37	to	33.56
Year Ended 12/31/13	160,824	1.725835	to	1.929634	295,121	1.67	0.35	to	1.28	32.37	to	33.56

Equity Income
Year Ended 12/31/17	179,903	$2.935634	to	$3.349027	$569,885	2.20%	0.35%	to	1.25%	14.81%	to	15.84%
Year Ended 12/31/16	195,472	2.557036	to	2.891127	536,098	2.03	0.35	to	1.25	17.69	to	18.75
Year Ended 12/31/15	216,707	2.172680	to	2.434611	501,882	1.72	0.35	to	1.26	-7.90	to	-7.07
Year Ended 12/31/14	211,617	2.359021	to	2.619776	529,373	1.25	0.35	to	1.27	6.10	to	7.06
Year Ended 12/31/13	188,104	2.223419	to	2.447110	440,916	1.36	0.35	to	1.28	28.33	to	29.48

(1)	Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes.

NML Variable Annuity Account A

Notes to Financial Statements

December 31, 2017

	As of the respective period end date:					For the respective period ended:

Division	Units Outstanding (000’s)	Unit Value, Lowest to Highest			Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest(1)			Total Return, Lowest to Highest(1)

Mid Cap Growth Stock
Year Ended 12/31/17	4,478	$1.707717	to	$10.824550	$21,508	0.24%	0.35%	to	1.25%	18.80%	to	19.87%
Year Ended 12/31/16	5,120	1.426767	to	9.066134	21,175	0.18	0.35	to	1.25	-0.42	to	0.48
Year Ended 12/31/15	5,637	1.422124	to	9.059055	24,878	0.04	0.35	to	1.25	-0.54	to	0.36
Year Ended 12/31/14	6,044	1.419146	to	9.062556	27,543	0.36	0.35	to	1.25	7.15	to	8.11
Year Ended 12/31/13	6,096	1.314616	to	8.415877	27,639	0.31	0.35	to	1.25	23.98	to	25.09

Index 400 Stock
Year Ended 12/31/17	7,237	$4.272733	to	$5.511839	$33,374	1.08%	0.35%	to	1.25%	14.52%	to	15.55%
Year Ended 12/31/16	6,740	3.703134	to	4.772358	27,067	1.14	0.35	to	1.25	18.89	to	19.96
Year Ended 12/31/15	6,253	3.091590	to	3.980311	21,088	1.11	0.35	to	1.25	-3.59	to	-2.72
Year Ended 12/31/14	5,832	3.182879	to	4.093812	20,311	0.99	0.35	to	1.25	8.06	to	9.03
Year Ended 12/31/13	5,588	2.923550	to	3.756556	17,955	1.04	0.35	to	1.25	31.51	to	32.70

Mid Cap Value
Year Ended 12/31/17	4,410	$3.643868	to	$4.156918	$18,031	1.44%	0.35%	to	1.25%	10.43%	to	11.42%
Year Ended 12/31/16	4,734	3.299810	to	3.730873	17,407	1.68	0.35	to	1.25	21.70	to	22.80
Year Ended 12/31/15	4,664	2.711402	to	3.038210	13,973	1.67	0.35	to	1.25	-2.55	to	-1.67
Year Ended 12/31/14	4,360	2.782414	to	3.089907	13,337	0.99	0.35	to	1.25	15.24	to	16.28
Year Ended 12/31/13	3,789	2.414353	to	2.657215	9,978	0.97	0.35	to	1.25	28.63	to	29.79

Small Cap Growth Stock
Year Ended 12/31/17	2,514	$2.720661	to	$6.042354	$9,705	0.10%	0.35%	to	1.25%	20.10%	to	21.18%
Year Ended 12/31/16	2,691	2.245084	to	4.988658	8,720	0.22	0.35	to	1.25	10.86	to	11.86
Year Ended 12/31/15	3,003	2.007098	to	4.462150	9,012	0.11	0.35	to	1.25	-0.93	to	-0.03
Year Ended 12/31/14	3,371	2.007765	to	4.465920	10,331	0.00	0.35	to	1.25	7.31	to	8.28
Year Ended 12/31/13	3,781	1.854311	to	4.126720	10,937	0.49	0.35	to	1.25	36.88	to	38.11

Index 600 Stock
Year Ended 12/31/17	6,250	$2.146980	to	$2.363154	$14,643	1.89%	0.35%	to	1.25%	11.53%	to	12.53%
Year Ended 12/31/16	5,743	1.925007	to	2.099948	11,982	0.57	0.35	to	1.25	24.56	to	25.68
Year Ended 12/31/15	4,576	1.545444	to	1.670823	7,640	0.00	0.35	to	1.25	-3.56	to	-2.69
Year Ended 12/31/14	3,628	1.602493	to	1.717017	6,210	1.62	0.35	to	1.25	4.03	to	4.97
Year Ended 12/31/13	3,109	1.540384	to	1.635708	5,034	3.79	0.35	to	1.25	38.92	to	40.18

Small Cap Value
Year Ended 12/31/17	3,523	$3.885050	to	$4.502330	$15,441	0.77%	0.35%	to	1.25%	10.27%	to	11.26%
Year Ended 12/31/16	3,948	3.523164	to	4.046577	15,533	0.92	0.35	to	1.25	30.75	to	31.93
Year Ended 12/31/15	4,628	2.694556	to	3.067228	13,672	0.69	0.35	to	1.25	-6.62	to	-5.78
Year Ended 12/31/14	5,019	2.885630	to	3.255360	15,721	0.36	0.35	to	1.25	-1.02	to	-0.13
Year Ended 12/31/13	5,015	2.915464	to	3.259605	15,675	1.14	0.35	to	1.25	30.13	to	31.30

International Growth
Year Ended 12/31/17	13,109	$1.970410	to	$2.283495	$29,487	1.28%	0.35%	to	1.25%	28.42%	to	29.58%
Year Ended 12/31/16	12,915	1.534322	to	1.762282	22,350	1.15	0.35	to	1.25	-4.60	to	-3.74
Year Ended 12/31/15	12,368	1.608366	to	1.830814	22,138	1.70	0.35	to	1.25	-2.95	to	-2.07
Year Ended 12/31/14	11,852	1.657184	to	1.869507	21,590	1.32	0.35	to	1.25	-5.71	to	-4.86
Year Ended 12/31/13	10,190	1.757474	to	1.964925	19,435	1.40	0.35	to	1.25	18.32	to	19.39

Research International Core
Year Ended 12/31/17	22,002	$1.120355	to	$1.233245	$27,463	1.68%	0.35%	to	1.25%	26.62%	to	27.76%
Year Ended 12/31/16	21,237	0.884785	to	0.965259	20,837	1.77	0.35	to	1.25	-2.35	to	-1.47
Year Ended 12/31/15	19,350	0.906065	to	0.979635	19,183	2.11	0.35	to	1.25	-2.34	to	-1.46
Year Ended 12/31/14	17,913	0.927768	to	0.994128	17,969	1.48	0.35	to	1.25	-7.87	to	-7.04
Year Ended 12/31/13	14,104	1.007038	to	1.069405	15,206	0.13	0.35	to	1.25	17.45	to	18.50

(1)	Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes.

NML Variable Annuity Account A

Notes to Financial Statements

December 31, 2017

	As of the respective period end date:					For the respective period ended:

Division	Units Outstanding (000’s)	Unit Value, Lowest to Highest			Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest(1)			Total Return, Lowest to Highest(1)

International Equity
Year Ended 12/31/17	27,506	$2.249645	to	$5.066863	$71,426	2.33%	0.35%	to	1.25%	20.78%	to	21.87%
Year Ended 12/31/16	26,617	1.848705	to	4.174130	58,052	2.14	0.35	to	1.25	1.62	to	2.53
Year Ended 12/31/15	25,514	1.805718	to	4.087188	55,757	2.97	0.35	to	1.25	-3.43	to	-2.56
Year Ended 12/31/14	24,188	1.855840	to	4.211116	55,821	1.93	0.35	to	1.25	-9.94	to	-9.12
Year Ended 12/31/13	21,895	2.045236	to	4.652414	57,973	2.21	0.35	to	1.25	19.87	to	20.95

Emerging Markets Equity
Year Ended 12/31/17	45,371	$1.082576	to	$1.191540	$54,374	0.90%	0.35%	to	1.25%	26.26%	to	27.39%
Year Ended 12/31/16	42,727	0.857413	to	0.935322	40,243	0.73	0.35	to	1.25	7.71	to	8.68
Year Ended 12/31/15	38,496	0.796019	to	0.860596	33,322	0.88	0.35	to	1.25	-13.33	to	-12.55
Year Ended 12/31/14	34,545	0.918478	to	0.984102	34,091	0.64	0.35	to	1.25	-7.41	to	-6.58
Year Ended 12/31/13	26,720	0.992029	to	1.053409	28,193	0.75	0.35	to	1.25	-6.33	to	-5.48

Government Money Market
Year Ended 12/31/17	16,842	$1.243091	to	$3.323610	$25,322	0.59%	0.35%	to	1.25%	-0.65%	to	0.25%
Year Ended 12/31/16	15,738	1.241859	to	3.328556	25,161	0.12	0.35	to	1.25	-1.11	to	-0.22
Year Ended 12/31/15	12,911	1.246483	to	3.349268	20,225	0.01	0.35	to	1.25	-1.23	to	-0.34
Year Ended 12/31/14	12,247	1.252575	to	3.374113	19,554	0.07	0.35	to	1.25	-1.17	to	-0.28
Year Ended 12/31/13	11,591	1.257946	to	3.397020	19,879	0.10	0.35	to	1.25	-1.14	to	-0.25

Short-Term Bond
Year Ended 12/31/17	26,494	$1.106873	to	$1.218389	$32,305	1.30%	0.35%	to	1.25%	0.07%	to	0.97%
Year Ended 12/31/16	25,457	1.106066	to	1.206680	30,694	1.18	0.35	to	1.25	0.41	to	1.31
Year Ended 12/31/15	21,827	1.101540	to	1.191018	26,216	0.72	0.35	to	1.25	-0.53	to	0.37
Year Ended 12/31/14	22,519	1.107462	to	1.186641	26,776	0.59	0.35	to	1.25	-0.86	to	0.03
Year Ended 12/31/13	19,794	1.117123	to	1.186243	23,432	0.17	0.35	to	1.25	-0.70	to	0.20

Select Bond
Year Ended 12/31/17	40,477	$2.293482	to	$16.904021	$112,237	2.09%	0.35%	to	1.25%	2.30%	to	3.22%
Year Ended 12/31/16	35,051	2.225197	to	16.441431	98,042	1.94	0.35	to	1.25	1.78	to	2.70
Year Ended 12/31/15	33,232	2.170001	to	16.073494	92,098	1.50	0.35	to	1.25	-0.72	to	0.18
Year Ended 12/31/14	31,818	2.169376	to	16.108783	91,228	2.05	0.35	to	1.25	4.25	to	5.19
Year Ended 12/31/13	27,607	2.065352	to	15.374447	79,800	2.31	0.35	to	1.25	-3.37	to	-2.50

Long-Term U.S Government Bond
Year Ended 12/31/17	6,274	$1.810437	to	$1.992613	$12,389	1.86%	0.35%	to	1.25%	6.94%	to	7.90%
Year Ended 12/31/16	6,446	1.693000	to	1.846758	11,753	1.84	0.35	to	1.25	-0.17	to	0.74
Year Ended 12/31/15	5,432	1.695799	to	1.833278	9,853	2.09	0.35	to	1.25	-2.70	to	-1.82
Year Ended 12/31/14	5,276	1.742779	to	1.867223	9,764	2.12	0.35	to	1.25	22.20	to	23.30
Year Ended 12/31/13	5,183	1.426196	to	1.514382	7,792	0.02	0.35	to	1.25	-14.35	to	-13.58

Inflation Protection
Year Ended 12/31/17	21,157	$1.289916	to	$1.419776	$30,348	0.68%	0.35%	to	1.25%	2.30%	to	3.22%
Year Ended 12/31/16	19,152	1.260965	to	1.375532	26,586	1.21	0.35	to	1.25	3.39	to	4.32
Year Ended 12/31/15	19,578	1.219659	to	1.318578	25,941	2.37	0.35	to	1.25	-3.42	to	-2.55
Year Ended 12/31/14	20,042	1.262831	to	1.353036	27,207	0.55	0.35	to	1.25	1.86	to	2.78
Year Ended 12/31/13	18,176	1.239806	to	1.316482	23,947	1.08	0.35	to	1.25	-9.47	to	-8.65

High Yield Bond
Year Ended 12/31/17	13,802	$3.021110	to	$4.493974	$44,469	5.49%	0.35%	to	1.25%	5.56%	to	6.51%
Year Ended 12/31/16	12,879	2.840699	to	4.221461	39,103	5.34	0.35	to	1.25	13.17	to	14.19
Year Ended 12/31/15	12,934	2.491321	to	3.698616	34,534	4.61	0.35	to	1.25	-2.59	to	-1.71
Year Ended 12/31/14	13,053	2.538399	to	3.767434	35,709	5.09	0.35	to	1.25	-0.08	to	0.82
Year Ended 12/31/13	11,146	2.521493	to	3.751620	30,484	5.63	0.35	to	1.25	4.52	to	5.47

(1)	Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes.

NML Variable Annuity Account A

Notes to Financial Statements

December 31, 2017

	As of the respective period end date:					For the respective period ended:

Division	Units Outstanding (000’s)	Unit Value, Lowest to Highest			Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest(1)			Total Return, Lowest to Highest(1)

Multi-Sector Bond
Year Ended 12/31/17	45,601	$1.643634	to	$1.809045	$82,715	3.89%	0.35%	to	1.25%	7.04%	to	8.01%
Year Ended 12/31/16	38,641	1.535492	to	1.674962	65,011	4.54	0.35	to	1.25	9.71	to	10.70
Year Ended 12/31/15	36,867	1.399545	to	1.513022	56,082	5.54	0.35	to	1.25	-3.43	to	-2.56
Year Ended 12/31/14	34,741	1.449313	to	1.552814	54,223	2.67	0.35	to	1.25	1.97	to	2.89
Year Ended 12/31/13	29,622	1.421330	to	1.509225	44,931	3.50	0.35	to	1.25	-2.80	to	-1.93

Balanced
Year Ended 12/31/17	7,770	$2.053508	to	$16.310677	$91,394	2.22%	0.35%	to	1.25%	10.60%	to	11.59%
Year Ended 12/31/16	8,334	1.842907	to	14.674172	89,779	2.20	0.35	to	1.25	5.26	to	6.21
Year Ended 12/31/15	9,787	1.737765	to	13.871272	101,776	1.97	0.35	to	1.25	-1.36	to	-0.47
Year Ended 12/31/14	9,992	1.748607	to	13.992488	109,806	2.33	0.35	to	1.25	4.25	to	5.19
Year Ended 12/31/13	10,607	1.664771	to	13.354706	111,947	3.35	0.35	to	1.25	10.69	to	11.69

Asset Allocation
Year Ended 12/31/17	1,914	$2.057749	to	$2.384747	$4,146	2.07%	0.35%	to	1.25%	13.45%	to	14.47%
Year Ended 12/31/16	1,966	1.813730	to	2.083222	3,884	2.30	0.35	to	1.25	6.45	to	7.41
Year Ended 12/31/15	2,716	1.703817	to	1.939491	4,940	1.95	0.35	to	1.25	-1.66	to	-0.77
Year Ended 12/31/14	2,980	1.732596	to	1.954610	5,498	2.18	0.35	to	1.25	3.85	to	4.78
Year Ended 12/31/13	3,708	1.668437	to	1.865412	6,570	3.17	0.35	to	1.25	15.22	to	16.26

Fidelity VIP Mid Cap
Year Ended 12/31/17	4,803	$4.733325	to	$5.399821	$25,514	0.49%	0.35%	to	1.25%	19.05%	to	20.12%
Year Ended 12/31/16	5,296	3.976053	to	4.495510	23,397	0.31	0.35	to	1.25	10.53	to	11.53
Year Ended 12/31/15	5,941	3.597108	to	4.030700	23,425	0.25	0.35	to	1.25	-2.85	to	-1.97
Year Ended 12/31/14	6,685	3.702607	to	4.111819	26,891	0.02	0.35	to	1.25	4.72	to	5.66
Year Ended 12/31/13	6,723	3.535842	to	3.891526	25,562	0.28	0.35	to	1.25	34.18	to	35.39

Fidelity VIP Contrafund
Year Ended 12/31/17	19,368	$1.928613	to	$2.122752	$41,072	0.78%	0.35%	to	1.25%	20.08%	to	21.16%
Year Ended 12/31/16	21,106	1.606056	to	1.751990	37,013	0.62	0.35	to	1.25	6.39	to	7.35
Year Ended 12/31/15	22,741	1.509544	to	1.631987	37,020	0.82	0.35	to	1.25	-0.83	to	0.06
Year Ended 12/31/14	22,905	1.522183	to	1.630936	37,174	0.77	0.35	to	1.25	10.27	to	11.26
Year Ended 12/31/13	21,785	1.380421	to	1.465826	31,820	0.86	0.35	to	1.25	29.33	to	30.49

Neuberger Berman AMT Socially Responsive
Year Ended 12/31/17	6,243	$1.844614	to	$2.030266	$12,716	0.52%	0.35%	to	1.25%	16.96%	to	18.02%
Year Ended 12/31/16	6,868	1.577073	to	1.720338	11,846	0.69	0.35	to	1.25	8.50	to	9.48
Year Ended 12/31/15	7,466	1.453533	to	1.571407	11,744	0.56	0.35	to	1.25	-1.70	to	-0.81
Year Ended 12/31/14	8,005	1.478648	to	1.584272	12,719	0.39	0.35	to	1.25	9.10	to	10.00
Year Ended 12/31/13	6,779	1.356400	to	1.440299	9,808	0.73	0.35	to	1.25	35.90	to	37.12

U.S. Strategic Equity
Year Ended 12/31/17	8,025	$1.933892	to	$2.265343	$17,766	1.04%	0.35%	to	1.25%	19.30%	to	20.37%
Year Ended 12/31/16	9,431	1.620995	to	1.882855	17,356	1.05	0.35	to	1.25	9.26	to	10.25
Year Ended 12/31/15	10,833	1.483571	to	1.708703	18,223	0.83	0.35	to	1.25	-0.15	to	0.75
Year Ended 12/31/14	12,589	1.485791	to	1.696823	20,974	1.14	0.35	to	1.25	10.31	to	11.31
Year Ended 12/31/13	11,837	1.346869	to	1.525219	17,594	1.19	0.35	to	1.25	31.27	to	32.46

U.S. Small Cap Equity
Year Ended 12/31/17	1,876	$2.677261	to	$3.202394	$5,240	0.18%	0.35%	to	1.25%	14.05%	to	15.08%
Year Ended 12/31/16	2,056	2.329986	to	2.784266	5,012	0.83	0.35	to	1.25	17.19	to	18.24
Year Ended 12/31/15	2,366	1.973444	to	2.355880	4,911	0.67	0.35	to	1.25	-8.34	to	-7.51
Year Ended 12/31/14	2,613	2.136889	to	2.548477	5,894	0.25	0.35	to	1.25	0.30	to	1.20
Year Ended 12/31/13	2,888	2.114649	to	2.519468	6,451	0.43	0.35	to	1.25	38.27	to	39.51

(1)	Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes.

NML Variable Annuity Account A

Notes to Financial Statements

December 31, 2017

	As of the respective period end date:					For the respective period ended:

Division	Units Outstanding (000’s)	Unit Value, Lowest to Highest			Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest(1)			Total Return, Lowest to Highest(1)

International Developed Markets
Year Ended 12/31/17	12,462	$1.636764	to	$2.084321	$22,169	2.63%	0.35%	to	1.25%	23.43%	to	24.54%
Year Ended 12/31/16	12,422	1.316215	to	1.674471	17,764	3.24	0.35	to	1.25	1.09	to	2.00
Year Ended 12/31/15	12,430	1.292302	to	1.642438	17,602	1.14	0.35	to	1.25	-2.54	to	-1.66
Year Ended 12/31/14	12,140	1.316072	to	1.671003	17,543	1.92	0.35	to	1.25	-5.63	to	-4.78
Year Ended 12/31/13	11,119	1.384260	to	1.755832	16,857	1.97	0.35	to	1.25	20.40	to	21.48

Strategic Bond
Year Ended 12/31/17	30,716	$1.971861	to	$2.309777	$70,308	1.34%	0.35%	to	1.25%	2.58%	to	3.50%
Year Ended 12/31/16	28,050	1.922321	to	2.232803	62,002	1.60	0.35	to	1.25	1.82	to	2.74
Year Ended 12/31/15	26,987	1.887891	to	2.174318	58,225	2.39	0.35	to	1.25	-1.38	to	-0.49
Year Ended 12/31/14	26,457	1.914309	to	2.186141	57,252	1.52	0.35	to	1.25	4.15	to	5.08
Year Ended 12/31/13	22,167	1.838117	to	2.081422	45,516	1.42	0.35	to	1.25	-2.67	to	-1.80

Global Real Estate Securities
Year Ended 12/31/17	9,536	$4.084164	to	$4.980485	$44,427	3.70%	0.35%	to	1.25%	10.42%	to	11.41%
Year Ended 12/31/16	9,375	3.698741	to	4.476956	39,095	4.57	0.35	to	1.25	1.74	to	2.66
Year Ended 12/31/15	9,182	3.635378	to	4.367478	37,210	1.64	0.35	to	1.25	-1.00	to	-0.10
Year Ended 12/31/14	9,110	3.671934	to	4.378494	36,892	3.33	0.35	to	1.25	13.33	to	14.35
Year Ended 12/31/13	8,219	3.240150	to	3.834838	29,128	3.98	0.35	to	1.25	2.36	to	3.29

LifePoints Moderate Strategy
Year Ended 12/31/17	1,891	$1.449028	to	$1.594878	$2,826	2.29%	0.35%	to	1.25%	8.53%	to	9.50%
Year Ended 12/31/16	1,758	1.335201	to	1.456484	2,405	3.45	0.35	to	1.25	6.41	to	7.37
Year Ended 12/31/15	2,598	1.254766	to	1.356504	3,305	2.46	0.35	to	1.25	-2.93	to	-2.05
Year Ended 12/31/14	2,824	1.292586	to	1.384896	3,665	3.11	0.35	to	1.25	3.55	to	4.49
Year Ended 12/31/13	1,735	1.248227	to	1.325425	2,174	1.73	0.35	to	1.25	5.46	to	6.41

LifePoints Balanced Strategy
Year Ended 12/31/17	1,480	$1.448010	to	$1.593814	$2,244	2.38%	0.35%	to	1.25%	10.61%	to	11.61%
Year Ended 12/31/16	1,435	1.309079	to	1.428058	1,969	2.86	0.35	to	1.25	7.70	to	8.67
Year Ended 12/31/15	2,198	1.215472	to	1.314103	2,816	2.12	0.35	to	1.25	-3.52	to	-2.64
Year Ended 12/31/14	3,222	1.259753	to	1.349788	4,219	2.97	0.35	to	1.25	3.31	to	4.24
Year Ended 12/31/13	3,339	1.219361	to	1.294830	4,258	2.09	0.35	to	1.25	11.03	to	12.04

LifePoints Growth Strategy
Year Ended 12/31/17	958	$1.402805	to	$1.544057	$1,389	3.17%	0.35%	to	1.25%	14.22%	to	15.25%
Year Ended 12/31/16	902	1.228131	to	1.339752	1,135	2.18	0.35	to	1.25	8.36	to	9.34
Year Ended 12/31/15	1,699	1.133339	to	1.225293	1,995	1.78	0.35	to	1.25	-4.51	to	-3.65
Year Ended 12/31/14	1,753	1.186908	to	1.271734	2,142	2.96	0.35	to	1.25	2.47	to	3.39
Year Ended 12/31/13	1,800	1.158315	to	1.229996	2,135	2.25	0.35	to	1.25	15.11	to	16.15

LifePoints Equity Growth Strategy
Year Ended 12/31/17	93	$1.331848	to	$1.465982	$125	3.27%	0.35%	to	1.25%	16.10%	to	17.14%
Year Ended 12/31/16	89	1.147180	to	1.251467	102	2.60	0.35	to	1.25	9.47	to	10.46
Year Ended 12/31/15	189	1.047904	to	1.132951	202	1.57	0.35	to	1.25	-5.06	to	-4.21
Year Ended 12/31/14	150	1.103798	to	1.182707	167	2.82	0.35	to	1.25	2.20	to	3.12
Year Ended 12/31/13	358	1.080041	to	1.146904	388	2.51	0.35	to	1.25	18.33	to	19.39

Credit Suisse Trust Commodity Return Strategy
Year Ended 12/31/17	7,103	$4.616153	to	$4.901414	$35,138	9.03%	0.35%	to	1.25%	0.26%	to	1.16%
Year Ended 12/31/16	5,446	4.604145	to	4.845070	26,698	0.00	0.35	to	1.25	10.63	to	11.63
Year Ended 12/31/15	4,516	4.161714	to	4.340351	19,798	0.00	0.35	to	1.25	-25.96	to	-25.29
Year Ended 12/31/14	3,648	5.621078	to	5.809833	21,363	0.00	0.35	to	1.25	-17.97	to	-17.23
Period Ended 12/31/13 (2)	2,669	6.852188	to	7.018922	18,875	0.00	0.35	to	1.25	1.63	to	1.75

(1)	Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes. Returns are not annualized for periods less than one year.
(2)	Division commenced operations on November 15, 2013.

The Northwestern Mutual

Life Insurance Company

Financial Statements

December 31, 2017, 2016 and 2015

Report of Independent Auditors

To the Board of Trustees of

  The Northwestern Mutual Life Insurance Company

We have audited the accompanying statutory financial statements of The Northwestern Mutual Life Insurance Company (the “Company”), which comprise the statutory statements of financial position as of December 31, 2017 and 2016, and the related statutory statements of income and changes in surplus, and of cash flows for each of the three years in the period ended December 31, 2017.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

PricewaterhouseCoopers LLP, 833 E. Michigan St., Ste. 1200, Milwaukee, WI 53202

T: (414) 212 1600, F: (414) 212 1880, www.pwc.com/us

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2017 and 2016, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2017.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2017 and 2016, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2017, in accordance with the accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin described in Note 1.

February 15, 2018

The Northwestern Mutual Life Insurance Company

Statements of Financial Position

(in millions)

	December 31,
	2017	2016

Assets:
Bonds	$146,945	$139,795
Mortgage loans	35,750	34,198
Policy loans	17,421	17,150
Common and preferred stocks	5,929	4,256
Real estate	2,356	2,468
Other investments	14,665	13,463
Cash and short-term investments	2,469	2,300

Total investments	225,535	213,630

Due and accrued investment income	1,888	1,883
Net deferred tax assets	1,788	3,179
Deferred premium and other assets	3,376	3,256
Separate account assets	32,462	28,559

Total assets	$265,049	$250,507

Liabilities and surplus:
Reserves for policy benefits	$195,279	$186,483
Policyowner dividends payable	5,335	5,205
Interest maintenance reserve	911	803
Asset valuation reserve	4,334	3,447
Income taxes payable	125	163
Other liabilities	5,752	5,617
Separate account liabilities	32,462	28,559

Total liabilities	244,198	230,277

Surplus:
Surplus notes	2,948	1,750
Unassigned surplus	17,903	18,480

Total surplus	20,851	20,230

Total liabilities and surplus	$265,049	$250,507

The accompanying notes are an integral part of these financial statements.

The Northwestern Mutual Life Insurance Company

Statements of Operations

(in millions)

	For the years ended
	December 31,
	2017	2016	2015

Revenue:
Premiums	$17,897	$17,915	$17,787
Net investment income	9,541	9,605	9,466
Other income	649	632	622

Total revenue	28,087	28,152	27,875

Benefits and expenses:
Benefit payments to policyowners and beneficiaries	10,332	9,798	9,043
Net additions to policy benefit reserves	8,700	9,284	9,352
Net transfers to (from) separate accounts	(229)	(118)	150

Total benefits	18,803	18,964	18,545

Commissions and operating expenses	3,120	3,134	2,929

Total benefits and expenses	21,923	22,098	21,474

Gain from operations before dividends and taxes	6,164	6,054	6,401

Policyowner dividends	5,338	5,205	5,609

Gain from operations before taxes	826	849	792
Income tax benefit	(98)	(176)	(54)

Net gain from operations	924	1,025	846
Net realized capital gains (losses)	93	(215)	(45)

Net income	$1,017	$810	$801

The accompanying notes are an integral part of these financial statements.

The Northwestern Mutual Life Insurance Company

Statements of Changes in Surplus

(in millions)

	For the years ended
	December 31,
	2017	2016	2015

Beginning of year balance	$20,230	$19,659	$19,055

Net income	1,017	810	801

Change in net unrealized capital gains and losses	822	(326)	(232)

Change in net deferred tax assets	(1,323)	7	87

Change in nonadmitted assets and other	(206)	(37)	(32)

Change in asset valuation reserve	(887)	117	(20)

Change in surplus notes	1,198	-	-

Net increase in surplus	621	571	604

End of year balance	$20,851	$20,230	$19,659

The accompanying notes are an integral part of these financial statements.

The Northwestern Mutual Life Insurance Company

Statements of Cash Flows

(in millions)

	For the years ended
	December 31,
	2017	2016	2015

Cash flows from operating activities:
Premiums and other income received	$12,957	$12,702	$12,653
Investment income received	9,012	9,120	8,669
Benefit and dividend payments to policyowners and beneficiaries	(9,506)	(8,784)	(8,163)
Net transfers (to) from separate accounts	228	121	(152)
Commissions, expenses and taxes paid	(3,080)	(2,614)	(2,827)

Net cash provided by operating activities	9,611	10,545	10,180

Cash flows from investing activities:
Proceeds from investments sold or matured:
Bonds	44,511	45,185	37,266
Common and preferred stocks	2,750	3,548	2,084
Mortgage loans	2,581	3,023	1,924
Real estate	284	238	209
Other investments	2,193	1,574	1,892

Subtotal proceeds from investments	52,319	53,568	43,375

Cost of investments acquired:
Bonds	(50,472)	(51,042)	(42,795)
Common and preferred stocks	(3,564)	(3,540)	(2,478)
Mortgage loans	(4,096)	(5,040)	(5,031)
Real estate	(148)	(592)	(356)
Other investments	(4,416)	(2,676)	(3,465)

Subtotal cost of investments acquired	(62,696)	(62,890)	(54,125)

Net inflows of policy loans	74	253	3

Net cash applied to investing activities	(10,303)	(9,069)	(10,747)

Cash flows from financing and miscellaneous sources:
Surplus notes issuance	1,198	-	-
Net inflows (outflows) on deposit-type contracts	(220)	(223)	(298)
Other cash provided (applied)	(117)	(406)	(266)

Net cash provided by (applied to) financing and miscellaneous sources	861	(629)	(564)

Net increase (decrease) in cash and short-term investments	169	847	(1,131)
Cash and short-term investments, beginning of year	2,300	1,453	2,584

Cash and short-term investments, end of year	$2,469	$2,300	$1,453

The accompanying notes are an integral part of these financial statements.

The Northwestern Mutual Life Insurance Company

Statements of Cash Flows (supplemental)

(in millions)

	For the years ended December 31,
	2017	2016	2015
Supplemental disclosures of cash flow information

Non-cash operating, investing and financing and miscellaneous sources not included in the statements of cash flows:

Operating:
Dividends used to pay premiums and loans	$5,025	$5,428	$5,305
Capitalized interest and payment in-kind investment income	729	727	845
Employee benefit and compensation plan expenses	129	196	154
Other policyowner contract activity	207	188	167

Investing:
Bond forward commitments	-	-	6,225
Bond refinancings and exchanges	1,826	1,985	1,757
Net asset transfers with affiliated entities	803	935	365
Mortgage loan refinancings and transfers	845	918	914
Net policy loan activity	303	342	355
Net premium loan activity	48	94	140
Other invested asset exchanges	88	78	131
Common stock exchanges	93	33	171
Real estate asset exchanges	-	7	-

Financing and Miscellaneous:

Deposit-type contract deposits and interest credited	439	512	389

The accompanying notes are an integral part of these financial statements.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

1.	Basis of Presentation

The accompanying statutory financial statements include the accounts of The Northwestern Mutual Life Insurance Company (the Company). The Company offers life, annuity and disability insurance products to the personal, business and estate markets throughout the United States of America.

As part of an affiliated reinsurance agreement, the Company assumes all of the risks associated with the long-term care policies issued by its wholly-owned subsidiary, Northwestern Long Term Care Insurance Company (NLTC). See Note 9 for more information regarding reinsurance and its impacts on the Company’s financial statements.

These financial statements were prepared in accordance with accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (statutory basis of accounting or SAP), which are based on the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (NAIC). Financial statements prepared on the statutory basis of accounting differ from financial statements prepared in accordance with U.S. generally accepted accounting principles (GAAP), primarily because on a GAAP basis: (1) certain policy acquisition costs are deferred and amortized, (2) most bond and preferred stock investments are reported at fair value, (3) policy benefit reserves are established using different actuarial methods and assumptions, (4) deposit-type contracts, for which premiums, benefits and reserve changes are not included in revenue or benefits as reported in the statements of operations, are defined differently, (5) majority-owned subsidiaries are consolidated, (6) changes in deferred taxes are reported as a component of net income, (7) no deferral of realized investment gains and losses is permitted and (8) “nonadmitted” assets, required for the statutory basis of accounting, are included in total assets. The effects on the Company’s financial statements attributable to the differences between the statutory basis of accounting and GAAP are material.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in accordance with the statutory basis of accounting requires the Company to make estimates or assumptions about the future that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the annual periods presented. Actual future results could differ from these estimates and assumptions.

Investments

See Notes 3, 4 and 15 regarding the statement value and fair value of the Company’s investments in bonds, mortgage loans, common and preferred stocks, real estate and other investments, including derivative instruments.

Policy Loans

Policy loans represent amounts borrowed from the Company by life insurance and annuity policyowners, secured by the cash value of the related policies, and are reported at the unpaid principal balance. Policy loans earn interest at either a fixed rate or at a variable rate based on an election that is made by the policyowner when applying for their policy. If a variable rate is elected, the rate will be reset annually. The Company considers the unpaid principal balance of policy loans to approximate fair value.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

Cash and Short-term Investments

Short-term investments include securities that had maturities of one year or less at purchase, primarily money market funds and short-term commercial paper. These investments are reported at amortized cost, which approximates fair value.

Separate Accounts

Separate account assets and related reserve liabilities represent the segregation of balances attributable to variable life insurance and variable annuity products, as well as a group annuity separate account used to fund certain of the Company’s employee and financial representative benefit plan obligations. All separate account assets are legally insulated from claims by the Company’s general account policyowners and creditors. Variable product policyowners bear the investment performance risk associated with these products. Separate account assets related to variable products are invested at the direction of the policyowner in a variety of mutual fund options. Variable annuity policyowners also have the option to invest in stated-rate investment options through the Company’s general account. Separate account assets are generally reported at fair value primarily based on quoted market prices for the underlying investment securities. See Note 7 and Note 15 for more information regarding the Company’s separate accounts and Note 8 for more information regarding the Company’s employee and financial representative benefit plans.

Reserves for Policy Benefits

Reserves for policy benefits generally represent the net present value of future policy benefits less future policy premiums, calculated using actuarial methods, mortality and morbidity experience tables and valuation interest rates prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (OCI). These actuarial tables and methods include assumptions regarding future mortality and morbidity experience. Actual future experience could differ from the assumptions used to make these reserve estimates. See Note 5 and Note 15 for more information regarding the Company’s reserves for policy benefits.

Policyowner Dividends

All life and disability insurance policies and certain annuity policies issued by the Company are participating. All long-term care insurance policies issued by NLTC are also participating. Annually, the Company’s Board of Trustees approves dividends payable on participating policies during the subsequent fiscal year, which are accrued and charged to operations when approved. Depending on the type of policy they own, participating policyowners generally have the option to receive their dividends in cash, use them to reduce future premiums due, use them to purchase additional insurance benefits, use them to repay policy loans or leave them on deposit with the Company to accumulate interest. Dividends used by policyowners to purchase additional insurance benefits or pay renewal premiums are reported as premiums in the statements of operations but are not included in premiums received or benefit and dividend payments to policyowners and beneficiaries in the statements of cash flows. The Company’s annual approval and declaration of policyowner dividends includes a guarantee of a minimum aggregate amount of dividends to be paid to policyowners as a group in the subsequent calendar year. If this guaranteed amount is greater than the aggregate of actual dividends paid to policyowners in the subsequent year, the difference is paid in the immediately succeeding calendar year.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

Interest Maintenance Reserve

The Company is required to maintain an interest maintenance reserve (IMR). The IMR is used to defer realized capital gains and losses, net of any income tax, on fixed income investments and derivatives that are attributable to changes in market interest rates, including both changes in risk-free market interest rates and market credit spreads. Net realized capital gains and losses deferred to the IMR are amortized into net investment income over the estimated remaining term to maturity of the investment sold or the asset/liability hedged by an interest rate-related derivative instrument.

Asset Valuation Reserve

The Company is required to maintain an asset valuation reserve (AVR). The AVR represents a reserve for invested asset valuation using a formula prescribed by the NAIC. The AVR is intended to protect surplus by absorbing declines in the value of the Company’s investments that are not related to changes in interest rates. Increases or decreases in the AVR are reported as direct adjustments to surplus in the statements of changes in surplus.

Premium Revenue

Most life insurance premiums are recognized as revenue at the beginning of each respective policy year. Universal life insurance and annuity premiums are recognized as revenue when received. Considerations received on supplementary contracts and income annuities without life contingencies are deposit-type transactions and are excluded from revenue in the statements of operations. Disability and long-term care insurance premiums are recognized as revenue when due. Premium revenue is reported net of ceded reinsurance. See Note 9 for more information regarding the Company’s use of reinsurance.

Net Investment Income

Net investment income primarily represents interest, dividends and prepayment fees received or accrued on bonds, mortgage loans, common and preferred stocks, policy loans and other investments. Net investment income also includes dividends and distributions paid to the Company from the accumulated earnings of joint ventures, partnerships and unconsolidated non-insurance subsidiaries. Net investment income is reduced by investment management expenses, real estate depreciation, interest costs associated with securities lending and interest expense related to the Company’s surplus notes. See Note 3 for more information regarding net investment income and securities lending and Note 14 for more information regarding the Company’s surplus notes.

Other Income

Other income primarily represents ceded reinsurance expense allowances and various insurance policy charges. Ceded reinsurance expense allowances are recognized as revenue when due. See Note 9 for more information regarding the Company’s use of reinsurance.

Benefit Payments to Policyowners and Beneficiaries

Benefit payments to policyowners and beneficiaries include death, surrender, maturity, disability and long-term care benefits, as well as payments on supplementary contracts and income annuities that include life contingencies. Benefit payments on supplementary contracts and income annuities without life contingencies are deposit-type transactions and are excluded from benefits in the statements of operations. Benefit payments are reported net of ceded reinsurance recoveries. See Note 9 for more information regarding the Company’s use of reinsurance.

Commissions and Operating Expenses

Commissions and other operating costs, including costs of acquiring new insurance policies, are generally charged to expense as incurred.

Federal Income Taxes

Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

estimates from prior years. Deferred tax assets and liabilities represent the future tax recoveries or obligations associated with the accumulation of temporary differences between the tax and financial statement bases of the Company’s assets and liabilities. Changes in deferred tax assets and liabilities related to unrealized capital gains and losses on investments are included in changes in net unrealized capital gains and losses in the statements of changes in surplus. Other net changes in deferred tax assets and liabilities are reported as direct adjustments to surplus in the statements of changes in surplus.

The statutory basis of accounting limits the amount of gross deferred tax assets that can be admitted to surplus to those for which ultimate recoverability can be demonstrated. This limit is based on a calculation that considers available tax loss carryback and carryforward capacity, the expected timing of reversal for accumulated temporary differences, gross deferred tax liabilities and the level of Company surplus.

A “more likely than not” standard is applied for financial statement recognition of contingent tax liabilities, whereby a liability is recorded only if the Company believes that there is a greater than 50% likelihood that the related tax position will not be sustained upon examination. In cases where liability recognition is appropriate, a best estimate of the ultimate tax liability is made. If this estimate represents 50% or less of the total amount of the tax contingency, the best estimate is established as a liability. If this best estimate represents more than 50% of the total tax contingency, the total amount is established as a liability. Changes in contingent tax liabilities are included in tax expense in the year that such determination is made by the Company. The Company reports interest accrued or released related to contingent tax liabilities in current income tax expense.

See Note 10 for more information on the Company’s income taxes.

Information Technology Equipment and Software

The cost of information technology (IT) equipment and operating system software is generally capitalized and depreciated over three years using the straight-line method. Non-operating system software is generally capitalized and depreciated over a maximum of five years using the straight-line method. IT equipment and operating software assets of $64 million and $43 million at December 31, 2017 and 2016, respectively, are included in other assets in the statements of financial position and are net of accumulated depreciation of $357 million and $326 million, respectively. Non-operating software costs, net of accumulated depreciation, are nonadmitted assets and thereby excluded from assets and surplus in the statements of financial position. These amounts were $280 million and $209 million at December 31, 2017 and 2016, respectively. Depreciation expense for IT equipment and software totaled $115 million, $88 million and $77 million for the years ended December 31, 2017, 2016 and 2015, respectively.

Furniture, Fixtures and Equipment

The cost of furniture, fixtures and equipment, including leasehold improvements, is generally capitalized and depreciated over the useful life of the assets using the straight-line method. Furniture, fixtures and equipment, net of accumulated depreciation, are nonadmitted assets and thereby excluded from assets and surplus in the statements of financial position. These amounts were $107 million and $56 million at December 31, 2017 and 2016, respectively. Depreciation expense for furniture, fixtures and equipment totaled $12 million, $8 million and $8 million for the years ended December 31, 2017, 2016 and 2015, respectively.

Investment Capital Gains and Losses

Realized capital gains and losses are recognized based upon specific identification of investments sold. Realized capital losses also include valuation adjustments for impairment of bonds, mortgage loans, common and preferred stocks, real estate and other investments that have experienced a decline in fair value that the Company considers to be other-than-temporary. Realized capital gains and losses, as reported in the statements of operations, are net of any capital gains tax (or benefit) and exclude any deferrals to the IMR of interest rate-related capital gains or losses. See Note 3 for more information regarding realized capital gains and losses, including other-than-temporary valuation adjustments.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

Unrealized capital gains and losses include changes in the fair value of common and preferred stocks, other equity investments and currency translation adjustments on foreign-denominated bonds and are reported net of any related changes in deferred taxes. Changes in the Company’s equity method share of the accumulated earnings of joint ventures, partnerships and unconsolidated non-insurance subsidiaries are also reported as changes in unrealized capital gains and losses. Changes in unrealized capital gains and losses are reported in the statements of changes in surplus and are net of tax. See Note 3 for more information regarding unrealized capital gains and losses.

Nonadmitted Assets

Certain assets are designated as nonadmitted on the statutory basis of accounting. Such assets, principally related to defined benefit pension funding, amounts advanced to or due from the Company’s financial representatives, furniture, fixtures, equipment and non-operating software (net of accumulated depreciation) and certain equity-method investments for which audits are not performed are excluded from assets and surplus in the statements of financial position. Changes in nonadmitted assets are reported as a direct adjustment to surplus in the statements of changes in surplus.

Foreign Currency Translation

All of the Company’s insurance operations are conducted in the United States of America on a U.S. dollar-denominated basis. The Company invests in bonds, mortgage loans, equities and other investments denominated in foreign currencies. Investments denominated in a foreign currency are translated to U.S. dollars at each reporting date using then-current foreign currency exchange rates. Translation gains or losses relating to fluctuations in exchange rates are reported as a change in net unrealized capital gains and losses until the related investment is sold or matures, at which time a realized capital gain or loss is reported. Transactions denominated in a foreign currency, such as receipt of foreign-denominated interest or dividends, are translated to U.S. dollars based on the actual exchange rate at the time of the transaction. See Note 4 for more information regarding the Company’s use of derivatives to mitigate exposure to fluctuations in foreign currency exchange rates.

Subsequent Events

The Company has evaluated events subsequent to December 31, 2017 through February 15, 2018, the date these financial statements were available to be issued. Based on this evaluation, it is the Company’s opinion that no events subsequent to December 31, 2017 have occurred that are material to the Company’s financial position at that date or the results of its operations for the year then ended.

3.	Investments

Bonds

The Securities Valuation Office (SVO) of the NAIC Investment Analysis Office evaluates the credit quality of the Company’s bond investments and issues related credit ratings. Bonds rated at “1” (highest quality), “2” (high quality), “3” (medium quality), “4” (low quality) or “5” (lower quality) are reported in the financial statements at amortized cost less any other-than-temporary valuation adjustment. Bonds rated “6” (lowest quality) are reported at the lower of amortized cost or fair value. The interest method is used to amortize any purchase premium or discount, including estimates of future prepayments that are obtained from independent sources. Prepayment assumptions are updated at least annually, with the retrospective method used to adjust net investment income for changes in the estimated yield to maturity.

The disclosure of fair value for bonds is primarily based on independent pricing services or internally-developed pricing models utilizing observable market data. See Note 15 for more information regarding the fair value of the Company’s investments in bonds.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

Statement value and fair value of bonds at December 31, 2017 and 2016, summarized by asset categories required in the NAIC Annual Statement, were as follows:

December 31, 2017	Reconciliation to Fair Value
		Gross	Gross
	Statement	Unrealized	Unrealized	Fair
	Value	Gains	Losses	Value
	(in millions)
U.S. Government	$5,044	$328	$(12)	$5,360
States, territories and possessions	642	131	(1)	772
Special revenue and assessments	35,321	678	(351)	35,648
All foreign governments	1,694	60	(5)	1,749
Hybrid securities	384	33	-	417
SVO identified funds	12	-	-	12
Industrial and miscellaneous	103,848	4,527	(358)	108,017

Total bonds	$146,945	$5,757	$(727)	$151,975

December 31, 2016	Reconciliation to Fair Value
		Gross	Gross
	Statement	Unrealized	Unrealized	Fair
	Value	Gains	Losses	Value
	(in millions)
U.S. Government	$5,482	$315	$(39)	$5,758
States, territories and possessions	661	116	(7)	770
Special revenue and assessments	34,783	686	(440)	35,029
All foreign governments	935	24	(21)	938
Hybrid securities	342	20	(23)	339
SVO identified funds	17	1	-	18
Industrial and miscellaneous	97,575	3,600	(1,269)	99,906

Total bonds	$139,795	$4,762	$(1,799)	$142,758

Bonds classified by the NAIC as special revenue and assessments primarily consist of U.S. Government agency-issued residential mortgage-backed securities and municipal bonds issued by political subdivisions to finance specific public projects. Bonds classified as industrial and miscellaneous consist primarily of notes issued by public and private corporate entities and structured securities not issued by U.S. Government agencies.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

Statement value of bonds by SVO rating category at December 31, 2017 and 2016 was as follows:

December 31, 2017	SVO Rating
	1	2	3	4	5	6	Total
	(in millions)

U.S. Government	$5,044	$-	$-	$-	$-	$-	$5,044

States, territories and possessions	583	59	-	-	-	-	642

Special revenue and assessments	35,198	123	-	-	-	-	35,321

All foreign governments	464	1,135	79	16	-	-	1,694

Hybrid securities	-	207	177	-	-	-	384

SVO identified funds	-	12	-	-	-	-	12

Industrial and miscellaneous	50,910	39,285	5,914	5,268	2,454	17	103,848

Total bonds	$92,199	$40,821	$6,170	$5,284	$2,454	$17	$146,945

December 31, 2016	SVO Rating
	1	2	3	4	5	6	Total
	(in millions)

U.S. Government	$5,482	$-	$-	$-	$-	$-	$5,482

States, territories and possessions	575	86	-	-	-	-	661

Special revenue and assessments	34,695	88	-	-	-	-	34,783

All foreign governments	313	574	42	6	-	-	935

Hybrid securities	116	62	164	-	-	-	342

SVO identified funds	-	-	-	17	-	-	17

Industrial and miscellaneous	43,839	39,717	5,918	5,761	2,092	248	97,575

Total bonds	$85,020	$40,527	$6,124	$5,784	$2,092	$248	$139,795

Based on statement value, 91% and 90% of the Company’s bond portfolio was rated either 1 or 2 (i.e., rated as investment grade) by the SVO at December 31, 2017 and 2016, respectively.

The Company’s bond investments include structured securities which include a significant concentration in residential mortgage-backed securities issued by U.S. Government agencies. Statement value and fair value of structured securities at December 31, 2017 and 2016, aggregated by investment grade or below investment grade (i.e., rated 3, 4, 5 or 6 by the SVO), were as follows:

December 31, 2017	Investment Grade		Below Investment Grade		Total
	Statement Value	Fair Value	Statement Value	Fair Value	Statement Value	Fair Value
	(in millions)

Residential mortgage-backed:

U.S. Government agencies	$33,223	$33,164	$-	$-	$33,223	$33,164

Other prime	384	385	2	2	386	387

Other below-prime	321	320	8	9	329	329

Commercial mortgage-backed:

U.S. Government agencies	221	227	-	-	221	227

Conduit	2,229	2,244	4	4	2,233	2,248

Re-REMIC	-	-	-	4	-	4

Other commercial mortgage-backed	45	46	-	-	45	46

Other asset-backed	7,658	7,749	77	78	7,735	7,827

Total structured securities	$44,081	$44,135	$91	$97	$44,172	$44,232

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

December 31, 2016	Investment Grade		Below Investment Grade		Total
	Statement Value	Fair Value	Statement Value	Fair Value	Statement Value	Fair Value
	(in millions)

Residential mortgage-backed:

U.S. Government agencies	$32,540	$32,485	$-	$-	$32,540	$32,485

Other prime	409	409	3	3	412	412

Other below-prime	173	172	10	12	183	184

Commercial mortgage-backed:

U.S. Government agencies	245	257	-	-	245	257

Conduit	2,101	2,114	29	22	2,130	2,136

Re-REMIC	141	144	2	3	143	147

Other commercial mortgage-backed	36	38	-	-	36	38

Other asset-backed	6,081	6,177	167	165	6,248	6,342

Total structured securities	$41,726	$41,796	$211	$205	$41,937	$42,001

Based on statement value, over 99% of the Company’s structured securities portfolio was rated as investment grade at each of December 31, 2017 and 2016.

The Company’s bond portfolio includes securities that are classified as structured notes, as defined by the Purposes and Procedures Manual of the NAIC Investment Analysis Office. None of these securities have provisions linked to real estate prices, indices or asset values. The Company’s holdings of structured notes at December 31, 2017 and 2016 are summarized below:

	December 31, 2017			December 31, 2016
Description	Number of Securities	Statement Value	Fair Value	Number of Securities	Statement Value	Fair Value

	($ in millions)			($ in millions)

Treasury inflation protected securities	1	$129	$128	1	$128	$125

Structured notes	21	241	251	26	341	332

Statement value and fair value of bonds and short-term investments by contractual maturity at December 31, 2017 are summarized below. Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment fees.

	Statement Value	Fair Value
	(in millions)

Due in one year or less	$5,335	$5,370

Due after one year through five years	33,535	34,348

Due after five years through ten years	41,341	42,485

Due after ten years	68,965	72,002

Total	$149,176	$154,205

Mortgage Loans

Mortgage loans consist solely of commercial mortgage loans underwritten and originated by the Company and are reported at the unpaid principal balance, less any valuation adjustments or unamortized commitment or origination fees. Such fees are generally deferred upon receipt and amortized into net investment income over the life of the loan using the interest method. Affiliated mortgage loan investments were $133 million and $130 million at December 31, 2017 and 2016, respectively.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

The statement value of mortgage loans by collateral property type and geographic location at December 31, 2017 and 2016 was as follows:

December 31, 2017	United States of America
	East	Midwest	South	West	Canada	Total
	(in millions)
Apartment	$4,221	$1,350	$2,371	$5,553	$-	$13,495
Office	4,089	946	1,588	3,432	-	10,055
Retail	2,837	590	2,156	2,064	-	7,647
Warehouse/Industrial	296	245	659	1,184	199	2,583
Other	327	214	676	753	-	1,970

Total	$11,770	$3,345	$7,450	$12,986	$199	$35,750

December 31, 2016	United States of America
	East	Midwest	South	West	Canada	Total
	(in millions)
Apartment	$3,935	$929	$2,187	$4,904	$-	$11,955
Office	3,880	980	1,704	3,525	-	10,089
Retail	3,042	603	2,264	1,992	-	7,901
Warehouse/Industrial	247	249	644	1,060	198	2,398
Other	350	189	655	661	-	1,855

Total	$11,454	$2,950	$7,454	$12,142	$198	$34,198

The table below summarizes the December 31, 2017 statement values, by contractual maturity, of mortgage loans where the Company is the sole lending party or has a co-lending or participant arrangement in place with an unaffiliated third party. Actual maturities may differ from contractual maturities because certain borrowers have the right to prepay obligations with or without prepayment fees.

	Sole Lender	Co-lending or Participant Arrangement	Statement Value
	(in millions)
Due in one year or less	$1,853	$105	$1,958
Due after one year through two years	750	140	890
Due after two years through five years	6,923	910	7,833
Due after five years through eight years	9,994	2,124	12,118
Due after eight years	12,613	338	12,951

Total	$32,133	$3,617	$35,750

All mortgage loans were current on contractual interest and principal payments at each of December 31, 2017 and 2016. The maximum and minimum interest rates for mortgage loans originated during 2017 were 5.75% and 2.97%, respectively, while these rates during 2016 were 6.00% and 2.48%, respectively. The aggregate weighted-average ratio of amounts loaned to the fair value of collateral (“loan-to-value ratio”) for mortgage loans originated or refinanced during 2017 and 2016 was 56% and 59%, respectively, with a maximum of 79% and 100% for any single loan during 2017 and 2016, respectively. Loans with a 100% loan-to-value (LTV) ratio at origination are made on a very limited basis and generally represent construction loans on build-to-suit properties. These loans are expected to be refinanced with conventional

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

mortgage loans having a LTV ratio between 50% and 70% upon completion of construction. At December 31, 2017 and 2016, the aggregate weighted-average LTV ratio for the mortgage loan portfolio was 51% and 53%, respectively.

LTV ratios are commonly used to assess the credit quality of commercial mortgage loans. A lower LTV ratio generally indicates a higher quality loan. The statement value of mortgage loans by collateral property type and LTV ratio at December 31, 2017 and 2016 was as follows:

December 31, 2017	< 51%	51%-70%	71%-90%	> 90%	Total
	(in millions)
Apartment	$4,467	$8,893	$135	$-	$13,495
Office	5,243	4,391	414	7	10,055
Retail	4,540	2,828	213	66	7,647
Warehouse/Industrial	1,137	1,161	285	-	2,583
Other	567	1,385	-	18	1,970

Total	$15,954	$18,658	$1,047	$91	$35,750

December 31, 2016	< 51%	51%-70%	71%-90%	> 90%	Total
	(in millions)
Apartment	$4,001	$7,635	$211	$108	$11,955
Office	4,618	4,998	310	163	10,089
Retail	4,117	3,483	301	-	7,901
Warehouse/Industrial	879	1,184	250	85	2,398
Other	389	1,430	15	21	1,855

Total	$14,004	$18,730	$1,087	$377	$34,198

The aggregate statement value of mortgage loans with LTV ratios in excess of 100% was $15 million and $12 million at December 31, 2017 and 2016, respectively.

The fair value of the collateral securing each commercial mortgage loan is updated at least annually by the Company. More frequent updates are performed if deemed necessary due to changes in market capitalization rates, borrower financial strength and/or property operating performance. Fair value of the collateral is estimated using the income capitalization approach based on stabilized property income and market capitalization rates. Stabilized property income is derived from actual property financial statements adjusted for non-recurring items, normalized market vacancy and lease rollover, among other factors. Other collateral, such as excess land and additional capital required to maintain property income, is also factored into fair value estimates. Both private market transactions and public market alternatives are considered in determining appropriate market capitalization rates. See Note 15 for more information regarding the fair value of the Company’s investments in mortgage loans.

In the normal course of business, the Company may refinance or otherwise modify the terms of an existing mortgage loan, typically in reaction to a request by the borrower. These modifications can include a partial repayment of outstanding loan principal, changes to interest rates, extensions of loan maturity and/or changes to loan covenants. When such modifications are made, the statutory basis of accounting requires that the new terms of the loan be evaluated to determine whether the modification qualifies as a “troubled debt restructuring.” If new terms are extended to a borrower that are less favorable to the Company than those currently being offered to new borrowers under similar circumstances in an arms-length transaction, a realized capital loss is reported for the estimated amount of the economic concessions made and the reported value of the mortgage loan is reduced. The Company recognized no capital losses related to

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

troubled debt restructuring of mortgage loans for the years ended December 31, 2017, 2016 and 2015, respectively. At December 31, 2017 and 2016, the Company had $23 million and $26 million, respectively, of principal outstanding on mortgage loans that were considered “restructured.”

In circumstances where the Company has deemed it probable that it will be unable to collect all contractual principal and interest on a mortgage loan, a valuation allowance is established to reduce the statement value of the mortgage loan to its net realizable value. Changes to mortgage loan valuation allowances are reported as a change in net unrealized capital gains and losses in the statements of changes in surplus. If the Company later determines that the decline in value is other-than-temporary, a realized capital loss is reported, and any temporary valuation allowance is reversed. The Company reported a $2 million mortgage loan valuation allowance at December 31, 2017 on one mortgage with an aggregate statement value of $21 million. The Company had no mortgage loan valuation allowance at December 31, 2016.

During 2016, the Company had one foreclosed mortgage loan with a statement value of $76 million that was moved into the real estate portfolio at a statement value of $76 million.

Common and Preferred Stocks

Common stocks are generally reported at fair value, with $5,665 million and $4,051 million included in the statements of financial position at December 31, 2017 and 2016, respectively. The fair value for publicly-traded common stocks is primarily based on quoted market prices. For private common stocks without quoted market prices, fair value is primarily determined using a sponsor valuation or market comparables approach. The equity method is generally used to report investments in common stock of unconsolidated subsidiaries. See Note 15 for more information regarding the fair value of the Company’s investments in common stock.

Preferred stocks rated 1, 2 or 3 by the SVO are reported at amortized cost. Preferred stocks rated 4, 5 or 6 by the SVO are reported at the lower of amortized cost or fair value. At December 31, 2017 and 2016, the statements of financial position included $264 million and $205 million, respectively, of preferred stocks. The fair value for preferred stocks is primarily determined using a sponsor valuation or market comparables approach. See Note 15 for more information regarding the fair value of the Company’s investments in preferred stock.

Real Estate

Real estate investments are reported at cost, less any encumbrances and accumulated depreciation of buildings and other improvements. Depreciation of real estate investments is recorded using a straight-line method over the estimated useful lives of the improvements. Fair value of real estate is estimated primarily based on the capitalization of stabilized net operating income.

The statement value of real estate investments by property type and U.S. geographic location at December 31, 2017 and 2016 was as follows:

December 31, 2017	East	Midwest	South	West	Total
	(in millions)
Apartment	$295	$97	$201	$525	$1,118
Office	15	715	132	18	880
Warehouse/Industrial	101	-	-	189	290
Other	28	-	13	27	68

Total	$439	$812	$346	$759	$2,356

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

December 31, 2016	East	Midwest	South	West	Total
	(in millions)
Apartment	$295	$28	$233	$523	$1,079
Office	15	727	218	40	1,000
Warehouse/Industrial	104	30	-	186	320
Other	27	-	13	29	69

Total	$441	$785	$464	$778	$2,468

The Company’s home office properties are included above (Office/Midwest) and had an aggregate statement value of $682 million and $671 million at December 31, 2017 and 2016, respectively. The Company’s other investments in real estate are held for the production of income.

Other Investments

Other investments primarily represent investments that are made through ownership interests in partnerships, joint ventures (JVs) and limited liability companies (LLCs). In some cases, these ownership interests are held directly by the Company, while in other cases these investments are held indirectly through wholly-owned non-insurance investment holding companies organized as LLCs. The aggregate statement value of other investments held indirectly through non-insurance investment holding companies was $7.8 billion and $7.1 billion at December 31, 2017 and 2016, respectively. Whether held directly by the Company or indirectly through its investment holding companies, securities or real estate partnerships, JVs, and LLCs are reported in the statements of financial position using the equity method of accounting based on the Company’s share of the underlying entities’ audited GAAP-basis equity.

The statement value of other investments held directly or indirectly by the Company at December 31, 2017 and 2016 was as follows:

	December 31,
	2017	2016
	(in millions)
Securities partnerships and LLCs	$5,488	$4,457
Bonds	3,141	3,308
Real estate JVs, partnerships and LLCs	1,666	1,489
Common and preferred stocks	1,135	1,008
Real estate	635	712
Low income housing tax credit properties	527	534
Derivative instruments	434	781
Cash and short-term investments	337	371
Leveraged leases	131	158
Other assets, net	1,171	645

Total	$14,665	$13,463

For securities partnerships and LLCs, bonds, common and preferred stocks, cash and short-term investments and derivative instruments, the underlying entity generally reports these investments at fair value. For real estate related investments (including JVs, partnerships and LLCs), tax credit properties and leveraged leases, the underlying entity generally reports these investments at cost, reduced where appropriate by depreciation or amortization. Tax credit properties had 12 years of unexpired credits at each of December 31, 2017 and 2016. The required holding period for tax credit properties is 15 years. The amount of tax credits and other tax benefits recognized during 2017 and 2016 were $107 million and $108 million, respectively. See Note 10 for more information regarding the Company’s use of tax credits.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

See Note 4 for more information regarding the Company’s use of derivatives.

Investments in Subsidiaries, Controlled and Affiliated Entities

The Company’s investments in subsidiaries, controlled and affiliated entities (SCAs) are reported in the statements of financial position using the equity method of accounting based on the Company’s share of the underlying entities’ audited GAAP-basis equity. At December 31, 2017 and 2016, the value of wholly-owned SCA investments were as follows:

	December 31, 2017			December 31, 2016
	Investment in SCA	Nonadmitted Asset	Statement Value	Investment in SCA	Nonadmitted Asset	Statement Value
	(in millions)			(in millions)
NM Wealth Management Company	$154	$-	$154	$140	$-	$140
NM Capital, Limited	2	2	-	2	2	-
Bradford, Inc.	1	1	-	1	1	-

Total common stock SCAs [1]	157	3	154	143	3	140

NML Securities Holdings, LLC	4,861	-	4,861	4,039	-	4,039
NML Real Estate Holdings, LLC	1,355	-	1,355	1,033	-	1,033
NM Investment Holdings, LLC	1,251	-	1,251	1,455	-	1,455
NM Pebble Valley, LLC	160	-	160	207	-	207
NM Investment Services, LLC	153	-	153	73	-	73
NM Planning, LLC	136	136	-	204	-	204
NM GP Holdings, LLC	63	9	54	58	7	51
NM Investment Management Company, LLC	44	44	-	41	41	-
Mason Street Advisors, LLC	30	30	-	25	25	-
GRO-SUB, LLC	1	1	-	1	1	-
GRO, LLC	1	1	-	-	-	-
NM Career Distribution Holdings, LLC	-		-	-	-	-

Total other investment SCAs [2]	8,055	221	7,834	7,136	74	7,062

Total investments in SCAs	$8,212	$224	$7,988	$7,279	$77	$7,202

1 Reported in common and preferred stocks in the statements of financial position.

2 Reported in other investments in the statements of financial position.

Investment filings for all common stock SCAs were submitted to the NAIC during 2017. In all cases, the NAIC accepted the statement value.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

Net Investment Income

The sources of net investment income for the years ended December 31, 2017, 2016 and 2015 were as follows:

	For the years ended December 31,
	2017	2016	2015
	(in millions)

Bonds	$5,738	$5,695	$5,759
Mortgage loans	1,590	1,592	1,535
Policy loans	1,149	1,160	1,155
Common and preferred stocks	118	138	133
Real estate	276	277	230
Other investments	1,216	1,273	1,063
Amortization of IMR	162	155	211

Gross investment income	10,249	10,290	10,086
Less: investment expenses	708	685	620

Net investment income	$9,541	$9,605	$9,466

For the year ended December 31, 2017, bond investment income includes $77 million of prepayment fees generated as result of 170 securities sold, disposed, or otherwise redeemed as a result of a callable feature. Accrued investment income more than ninety days past due is a nonadmitted asset. Changes in the nonadmitted amount are reported as direct adjustments to surplus in the statements of changes in surplus. Accrued investment income that is ultimately deemed uncollectible is included as a reduction of net investment income in the period that such determination is made.

Realized Capital Gains and Losses

Realized capital gains and losses for the years ended December 31, 2017, 2016 and 2015 were as follows:

	For the year ended			For the year ended			For the year ended
	December 31, 2017			December 31, 2016			December 31, 2015
			Net			Net			Net
			Realized			Realized			Realized
	Realized	Realized	Gains	Realized	Realized	Gains	Realized	Realized	Gains
	Gains	Losses	(Losses)	Gains	Losses	(Losses)	Gains	Losses	(Losses)
	(in millions)			(in millions)			(in millions)

Bonds	$755	$(543)	$212	$1,352	$(1,109)	$243	$559	$(869)	$(310)

Common and preferred stocks	363	(29)	334	304	(357)	(53)	218	(273)	(55)

Mortgage loans	2	(5)	(3)	-	(3)	(3)	-	(2)	(2)

Real estate	101	-	101	96	(53)	43	123	(1)	122

Other investments	692	(786)	(94)	575	(722)	(147)	577	(523)	54

Subtotal	$1,913	$(1,363)	550	$2,327	$(2,244)	83	$1,477	$(1,668)	(191)

Less: IMR net gains (losses) before taxes			389			415			(258)

Less: Capital gains tax (benefit) expense			68			(117)			112

Net realized capital gains (losses)			$93			$(215)			$(45)

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

Realized capital gains and losses are generally the result of normal investment trading activity. Proceeds from the sale of bonds totaled $31 billion, $32 billion, and $25 billion for the years ended December 31, 2017, 2016 and 2015, respectively.

On a quarterly basis, the Company performs a review of bonds, mortgage loans, common and preferred stocks, real estate and other investments to identify investments that have experienced a decline in fair value that is considered to be other-than-temporary. Factors considered include the duration and extent to which fair value was less than cost, the financial condition and near-term financial prospects of the issuer and the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery in value. If the decline in an investment’s fair value is considered to be other-than-temporary, the statement value of the investment is generally written down to fair value and a realized capital loss is reported.

For fixed income investments, the review focuses on the issuer’s ability to remit all contractual interest and principal payments and the Company’s ability and intent to hold the investment until the earlier of a recovery in value or maturity. The Company’s intent and ability to hold an investment takes into consideration broad portfolio management parameters such as expected net cash flows and liquidity targets, asset/liability duration management and issuer and industry sector credit exposures. Mortgage loans considered to have experienced an other-than-temporary decline in value are written down to net realizable value based on the appraised value of the collateral property.

For equity securities, greater weight and consideration is given to the duration and extent of the decline in fair value and the likelihood that the fair value of the security will recover in the foreseeable future. A real estate equity investment is evaluated for an other-than-temporary valuation adjustment when the fair value of the property is lower than its depreciated cost.

For real estate and other investments that represent ownership interests in partnerships, JVs and LLCs, the review focuses on the likelihood that the Company will ultimately recover its initial investment, adjusted for its share of subsequent net earnings and/or distributions. The Company’s review of securities partnerships will generally defer to GAAP-basis impairment reviews performed by the general partner absent compelling evidence of a permanent impairment of the Company’s partnership interest.

Realized capital losses related to declines in fair value of investments that were considered to be other-than-temporary for the years ended December 31, 2017, 2016 and 2015 were as follows:

	For the years ended December 31,
	2017	2016	2015
Bonds, common and preferred stocks:	(in millions)

Structured securities	$(1)	$(54)	$(1)
Financial services	(1)	(17)	(4)
Consumer discretionary	(63)	(14)	(35)
Industrials	(53)	(9)	(7)
Energy	(39)	(20)	(48)
Basic materials	(7)	(39)	-
Other	-	-	(1)

Subtotal	(164)	(153)	(96)
Real estate	-	(52)	-
Other investments:
Real estate JVs	(27)	(4)	(12)
Securities partnerships	(53)	(61)	(40)
Energy and transportation	-	(5)	-

Subtotal	(80)	(70)	(52)

Total	$(244)	$(275)	$(148)

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

In addition to the realized capital losses above, $30 million, $60 million and $16 million of other-than-temporary valuation adjustments were recorded by the Company’s unconsolidated non-insurance subsidiaries for the years ended December 31, 2017, 2016 and 2015, respectively. The decline in the Company’s equity in these subsidiaries resulting from these valuation adjustments is reported in changes in net unrealized capital gains and losses in the statements of changes in surplus.

At December 31, 2017, the Company continued to hold structured securities with aggregate statement values and fair values of $13 million and $18 million, respectively, for which other-than-temporary valuation adjustments had been recognized. Other-than-temporary valuation adjustments on loan-backed and structured securities for the years ended December 31, 2017, 2016 and 2015, including the circumstances of the adjustment, were as follows:

	For the years ended December 31,
	2017	2016	2015
	(in millions)
Intent to sell	$-	$-	$-
Present value of cash flows expected to be collected is less than amortized cost basis	(1)	(54)	(1)

Total	$(1)	$(54)	$(1)

Unrealized Capital Gains and Losses

Changes in net unrealized capital gains and losses for the years ended December 31, 2017, 2016 and 2015 were as follows:

	For the years ended December 31,
	2017	2016	2015
	(in millions)
Bonds	$564	$(313)	$(172)

Common and preferred stocks	529	348	(166)

Mortgage loans	13	9	(38)

Other investments	(230)	(267)	-

Subtotal	876	(223)	(376)

Change in deferred taxes	(54)	(103)	144

Change in net unrealized capital gains and losses	$822	$(326)	$(232)

Unrealized capital gains and losses include changes in the fair value of common and some preferred stocks and other investments and currency translation adjustments on foreign-denominated bonds and mortgage loans and are reported net of any related changes in deferred taxes in the statements of changes in surplus. Changes in the Company’s equity-method share of the undistributed earnings of partnerships, JVs, LLCs and unconsolidated subsidiaries are also reported as changes in unrealized capital gains and losses. The Company’s share of the earnings or losses of these investments is reported as a change in unrealized capital gains and losses when earned under the equity method of accounting. If net earnings are distributed to the Company in the form of dividends, net investment income is recognized in the amount of the distribution and the previously unrealized net capital gains are reversed. Changes in net unrealized capital gains and losses for the years ended December 31, 2017, 2016 and 2015 included the reversal of previously unrealized capital gains of $(489) million, $(787) million and $(371) million, respectively, related to distributions of accumulated net earnings made to the Company from unconsolidated non-insurance subsidiaries.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

The amortized cost and fair value of bonds and common and preferred stocks for which fair value declined and remained below cost at December 31, 2017 and 2016 were as follows:

	December 31, 2017
	Decline For Less Than 12 Months			Decline For Greater Than 12 Months

	Amortized Cost	Fair Value	Difference	Amortized Cost	Fair Value	Difference

	(in millions)

Bonds	$27,285	$27,056	$(229)	$21,623	$20,976	$(647)
Common and preferred stocks	648	585	(63)	157	138	(19)

Total	$27,933	$27,641	$(292)	$21,780	$21,114	$(666)

	December 31, 2016
	Decline For Less Than 12 Months			Decline For Greater Than 12 Months

	Amortized Cost	Fair Value	Difference	Amortized Cost	Fair Value	Difference

	(in millions)

Bonds	$51,941	$50,337	$(1,604)	$6,004	$5,206	$(798)
Common and preferred stocks	667	636	(31)	87	73	(14)

Total	$52,608	$50,973	$(1,635)	$6,091	$5,279	$(812)

All of these bonds were current on contractual interest and principal payments at December 31, 2017. Based on the results of the impairment review process described above, the Company considers these declines in fair value to be temporary based on current facts and circumstances.

At December 31, 2017 and 2016, unrealized capital losses on structured securities in a loss position for greater than 12 months were $319 million and $52 million, respectively, while unrealized capital losses on structured securities in a loss position for less than 12 months were $66 million and $440 million, respectively.

For securities without a full SVO credit analysis performed, the statutory basis of accounting allows the Company to assign a NAIC designation of 5* to such securities for reporting purposes. At December 31, 2017 and 2016, the statement and fair values of NAIC 5* securities were as follows:

	December 31,
	2017			2016

	Number of Securities	Statement Value	Fair Value	Number of Securities	Statement Value	Fair Value

	($ in millions)

Bonds	57	$1,399	$1,430	26	$537	$519
Loan-backed and structured securities	5	1	1	4	-	-
Preferred stock	6	90	96	4	55	55

Total	68	$1,490	$1,527	34	$592	$574

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

Securities Lending

The Company participates in securities lending programs whereby general account investment securities are loaned to third parties, primarily major brokerage firms. These lending programs are intended to enhance the yield of the Company’s investment portfolio.

At December 31, 2017 and 2016, the aggregate statement value of general account loaned securities was $890 million and $930 million, respectively, and are reported as other liabilities in the statements of financial position. The aggregate fair value of these loaned securities was $894 million and $921 million at December 31, 2017 and 2016, respectively. All of the securities on loan at December 31, 2017 and 2016 were bonds and were loaned with open terms. There were no securities on loan within the separate accounts at either December 31, 2017 or 2016.

The Company manages counterparty and other risks associated with its securities lending program by adhering to guidelines that require counterparties to provide the Company with cash or other high-quality collateral of no less than 102% of the fair value of the securities on loan plus accrued interest and by setting conservative standards for the Company’s reinvestment of cash collateral received. At December 31, 2017 and 2016, reinvested securities lending collateral held by the Company was $920 million and $949 million, respectively, which is reported at amortized cost.

The amortized cost, fair value and remaining term to maturity of reinvested securities lending collateral held by the Company at December 31, 2017 and 2016 were as follows:

	December 31,
	2017		2016
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(in millions)

30 days or less	$477	$477	$443	$443

31-60 days	100	100	101	101

61-90 days	53	53	24	24

91-120 days	-	-	19	19

121-180 days	75	75	144	144

181-365 days	100	100	188	189

1-2 years	115	116	30	30

Total	$920	$921	$949	$950

At December 31, 2017, the statement of financial position included $374 million in bonds and $546 million in cash and short-term investments related to the collateral assets summarized above. At December 31, 2016, the statement of financial position included $305 million in bonds and $644 million in cash and short-term investments related to these collateral assets.

Restricted Assets

Certain of the Company’s investments are either pledged as collateral or are otherwise held beyond the exclusive control of the Company (“restricted assets”). These restrictions are generally the result of collateral support agreements with counterparties in connection with securities lending and derivative transactions.

At December 31, 2017 and 2016, collateral held by counterparties was primarily in the form of cash, short-term investments and bonds, including U.S. Government securities. See Note 4 for more information regarding the Company’s derivative portfolio.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

The statement value of restricted assets at December 31, 2017 and 2016, summarized by type of restriction, was as follows:

	December 31,
	2017	2016
	(in millions)

Securities lending	$890	$930

Derivative transactions	46	101

Securities on deposit with states	4	4

Total restricted assets	$940	$1,035

Collateral Assets Received

The statement and fair values of collateral received at December 31, 2017 and 2016 were as follows:

	December 31,		December 31,
	2017		2016
	Statement Value	Fair Value	Statement Value	Fair Value
	(in millions)

Security lending collateral	$915	$915	$939	$939

Derivative collateral	138	138	644	644

Mortgage loan escrow	51	51	72	72

Real estate escrow and security deposits	8	8	7	7

Total collateral assets	$1,112	$1,112	$1,662	$1,662

At December 31, 2017 and 2016, derivative collateral received included $13 million and $10 million, respectively, related to separate accounts and the obligation to return this collateral is reported in separate account liabilities in the statements of financial position. The obligation to return all other collateral received is reported as other liabilities in the statements of financial position.

4.	Derivative Financial Instruments

The Company enters into derivative transactions, generally to mitigate the risk to its assets, liabilities and surplus from fluctuations in interest rates, foreign currency exchange rates, credit conditions and other market risks. Derivatives may be exchange traded, cleared, or executed in the over-the-counter market. A majority of the Company’s over-the-counter derivatives are bilateral contracts between two counterparties. The Company’s remaining over-the-counter derivatives are cleared and settled through central clearing exchanges.

Derivatives that are designated as hedges for accounting purposes and meet the qualifications for statutory hedge accounting are reported on a basis consistent with the asset or liability being hedged (i.e., at amortized cost or fair value). Derivatives that are used to mitigate risk but are not designated as hedges for accounting purposes or otherwise do not meet the qualifications for statutory hedge accounting are reported at fair value.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

To qualify for hedge accounting, the hedge relationship must be designated and formally documented at inception. This documentation details the risk management objective and strategy for the hedge, the derivative used in the hedge and the methodology for assessing hedge effectiveness. The hedge must also be “highly effective,” with an assessment of its effectiveness performed both at inception and on an ongoing basis over the life of the hedge.

The Company may also use derivatives for income generation purposes. These instruments are reported on a basis consistent with the accounting treatment that would be used for the covering asset or underlying interest to which the derivative relates (i.e., at amortized cost or fair value). The premium received by the Company at the inception of the contract is deferred until the contract matures or is exercised by the counterparty or amortized over the life of the contract if the term of the derivative is greater than one year.

The fair value of derivative instruments is based on quoted market prices when available. In the absence of quoted market prices, fair value is estimated using industry-standard models utilizing market observable inputs.

Derivative transactions expose the Company to the risk that a counterparty may not be able to fulfill its obligations under the contract. The Company manages this risk by dealing only with counterparties that maintain a minimum credit rating, by performing ongoing review of counterparties’ credit standing and by adhering to established limits for credit exposure to any single counterparty. The Company also utilizes collateral support arrangements that require the daily exchange of collateral assets if counterparty credit exposure exceeds certain limits. The Company does not offset the statement values for derivatives executed with the same counterparty, even if a master netting arrangement is in place. The Company also does not offset the right to claim collateral against the obligation to return such collateral.

The Company held $138 million and $644 million of cash collateral under its derivative collateral support arrangements at December 31, 2017 and 2016, respectively, including $13 million and $10 million, respectively, of derivative collateral related to the separate accounts. The collateral held in the general account is reported as cash and short-term investments in the statements of financial position, while the Company’s obligation to return the collateral is reported as other liabilities. The collateral asset and related liability for collateral held by the separate accounts is reported in the separate account assets and liabilities, respectively, in the statements of financial position. The Company also held bond collateral with a fair value of $0 and $31 million at December 31, 2017 and 2016, respectively. Bonds held as collateral are not reported in the statements of financial position.

The Company posted $26 million and $65 million of bond collateral under futures agreements at December 31, 2017 and 2016, respectively, including $12 million and $21 million, respectively, of derivative collateral related to the separate accounts. The Company also posted $20 million and $36 million of bond collateral related to cleared derivative contracts at December 31, 2017 and 2016, respectively. Bonds posted as collateral are reported as bonds and cash posted as collateral is reported as a receivable included in other investments in the statements of financial position.

The Company has no embedded credit derivatives that expose it to the possibility of being required to make future payments.

Hedging - Designated as Hedging Instruments

The Company designates and accounts for the following derivative types as cash flow hedges, with the related derivative instrument reported at amortized cost in the statements of financial position. No component of these derivatives’ economic gain or loss was excluded from the assessment of hedge effectiveness. For the years ended December 31, 2017 and 2016, no derivatives ceased to qualify for cash flow hedge accounting.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

Interest rate floors are used to mitigate the asset/liability management risk of a significant and sustained decrease in interest rates for certain of the Company’s insurance products. Interest rate floors entitle the Company to receive payments from a counterparty if market interest rates decline below a specified level. Amounts received on these contracts are reported as net investment income.

Interest rate swaps are used to mitigate interest rate risk for investments in variable interest rate and fixed interest rate bonds over a period of up to 12 years. Interest rate swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable interest rate index and a specified fixed rate of interest applied to the notional amount of the contract. Amounts received or paid on these contracts are reported as net investment income.

Foreign currency swaps are used to mitigate the foreign exchange risk for investments in bonds and mortgage loans denominated in foreign currencies over a period of up to 30 years. Foreign currency swaps obligate the Company and a counterparty to exchange the foreign currency-denominated interest and principal payments receivable on foreign bonds and mortgage loans for U.S. dollar-denominated payments based on currency exchange rates specified at trade inception. Foreign exchange gains or losses on these contracts are reported as a change in unrealized capital gains or losses until the maturity or termination of the contract, at which time a realized capital gain or loss is recognized. Amounts received or paid on these contracts are reported as net investment income.

Hedging - Not Designated as Hedging Instruments

The Company enters into other derivative transactions that mitigate economic risks but are not designated as a hedge for accounting purposes or otherwise do not qualify for statutory hedge accounting. These instruments are reported in the statements of financial position at fair value. Changes in the fair value of these instruments are reported as a change in unrealized capital gains or losses until the maturity or termination of the contract, at which time a realized capital gain or loss is recognized.

Interest rate caps and floors are used to mitigate the asset/liability management risk of a significant and sustained increase or decrease in interest rates for certain of the Company’s insurance and annuity products. Interest rate caps and floors entitle the Company to receive payments from a counterparty if market interest rates rise above or decline below a specified level. Amounts received on these contracts are reported as net investment income.

Interest rate swaps are used to mitigate interest rate risk for investments in variable interest rate and fixed interest rate bonds over a period of up to 10 years. Interest rate swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable interest rate index and a specified fixed rate of interest applied to the notional amount of the contract. Amounts received or paid on these contracts are reported as net investment income.

Swaptions are used to mitigate the asset/liability management risk of a significant and sustained increase in interest rates for certain of the Company’s insurance products. Swaptions provide the Company an option to enter into an interest rate swap with a counterparty on specified terms.

Fixed income futures are used to mitigate interest rate risk for investments in portfolios of fixed income securities. Fixed income futures obligate the Company to sell to or buy from a counterparty a specified number of contracts at a specified price at a future date.

Fixed income forwards are used to gain exposure to the investment risk and return of mortgage-backed securities by utilizing “to-be-announced” (TBA) forward contracts. The Company also uses TBA forward contracts to hedge interest rate risk and participate in the mortgage-backed securities market in an efficient and cost effective way. Additionally, pursuant to the Company’s mortgage dollar roll program, TBAs or mortgage-backed securities are transferred to counterparties with a corresponding agreement to repurchase them at a future date. These transactions do not qualify as secured borrowings and are accounted for as derivatives.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

Foreign currency forwards are used to mitigate the foreign exchange risk for investments in bonds denominated in foreign currencies or common stock or other equity investments in companies operating in foreign countries. Foreign currency forwards obligate the Company to pay to or receive from a counterparty a specified amount of a foreign currency at a future date.

Equity and fixed income total return swaps are used to mitigate market risk for investments in portfolios of common stocks, other equity securities, and fixed income investments. Total return swaps obligate the Company and a counterparty to exchange amounts based on the difference between the return on a specified security, basket of securities or index and a specified short-term funding rate, typically London Interbank Offered Rate (LIBOR) plus or minus a spread, applied to the notional amount of the contract.

Equity index futures are used to mitigate market risk for investments in portfolios of common stock. Equity index futures obligate the Company to pay to or receive from a counterparty an amount based on a specified equity market index as of a future date applied to the notional amount of the contract.

Purchased credit default swaps are used to mitigate the credit risk for investments in bonds issued by specific bond issuers. Credit default swaps provide the Company an option to put a specific bond to a counterparty at par in the event of a “credit event” encountered by the bond issuer. A credit event is generally defined as a bankruptcy, failure to make required payments or acceleration of issuer obligations under the terms of the bond.

Income Generation

Equity options are used to generate income in exchange for potential future gains on a specific common stock owned by the Company. For written call options the Company receives a cash premium at the inception of the contract, and the counterparty has the right (but not the obligation) to purchase the underlying security from the Company at a specified price at any time during the term of the contract. For purchased put options the Company pays a cash premium at the inception of the contract and has the right (but not the obligation) to sell the underlying security at a specified price at any time during the term of the contract. Equity options are reported at fair value, with changes in fair value reported as a change in unrealized capital gains or losses until the contracts mature or are exercised, at which time a realized capital gain or loss is recognized. The Company did not have any open equity option contracts as of December 31, 2017 and 2016.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

The effects of the Company’s use of derivative instruments on the statements of financial position at December 31, 2017 and 2016 were as follows:

	December 31, 2017
	Notional	Statement Value		Fair Value
	Amount	Assets	Liabilities	Assets	Liabilities
	(in millions)
Derivatives designated as hedging instruments:

Interest rate contracts:

Interest rate floors	$600	$4	$-	$36	$-

Interest rate swaps	25	-	-	-	-

Foreign exchange contracts:

Foreign currency swaps	6,987	335	(222)	236	(355)

Derivatives not designated as hedging instruments:

Interest rate contracts:

Interest rate caps	789	6	-	6	-

Interest rate floors	200	18	-	18	-

Interest rate swaps	800	4	-	4	-

Swaptions	3,390	57	-	57	-

Fixed income futures	622	-	-	-	-

Fixed income forwards	2,039	4	-	4	-

Foreign exchange contracts:

Foreign currency forwards	955	6	(16)	6	(16)

Equity contracts:

Equity total return swaps	-	-	-	-	-

Equity index futures	-	-	-	-	-

Fixed contracts:

Fixed income total return swaps	-	-	-	-	-

Credit contracts:

Purchased credit default swaps	-	-	-	-	-

Income generation:

Equity options	-	-	-	-	-

Total derivatives		$434	$(238)	$367	$(371)

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

	December 31, 2016
	Notional	Statement Value		Fair Value
	Amount	Assets	Liabilities	Assets	Liabilities
	(in millions)

Derivatives designated as hedging instruments:

Interest rate contracts:

Interest rate floors	$600	$5	$-	$52	$-

Interest rate swaps	77	-	-	2	-

Foreign exchange contracts:

Foreign currency swaps	4,712	639	(5)	524	(51)

Derivatives not designated as hedging instruments:

Interest rate contracts:

Interest rate caps	555	11	-	11	-

Interest rate floors	200	18	-	18	-

Interest rate swaps	800	1	(1)	1	(1)

Swaptions	3,240	82	-	82	-

Fixed income futures	994	-	-	-	-

Fixed income forwards	946	6	(1)	6	(1)

Foreign exchange contracts:

Foreign currency forwards	666	19	(6)	19	(6)

Equity contracts:

Equity total return swaps	84	-	(1)	-	(1)

Equity index futures	97	-	-	-	-

Fixed contracts:

Fixed income total return swaps	50	-	-	-	-

Credit contracts:

Purchased credit default swaps	73	-	-	-	-

Income generation:

Equity options	-	-	-	-	-

Total derivatives		$781	$(14)	$715	$(60)

The notional amounts shown above are used to denominate the derivative contracts and do not represent amounts exchanged between the Company and the derivative counterparties. Derivative instruments are reported as other investments or other liabilities in the statements of financial position.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

The effects of the Company’s use of derivative instruments on the statements of operations and changes in surplus for the years ended December 31, 2017, 2016 and 2015 were as follows:

	For the year ended December 31, 2017

	Change in Net Unrealized Capital Gains (Losses)	Net Realized Capital Gains (Losses)	Net Investment Income
	(in millions)
Derivatives designated as hedging instruments:

Interest rate contracts:

Interest rate floors	$-	$-	$12

Interest rate swaps	-	-	2

Foreign exchange contracts:

Foreign currency swaps	(522)	24	69

Derivatives not designated as hedging instruments:

Interest rate contracts:

Interest rate caps	(6)	-	(1)

Interest rate floors	1	-	-

Interest rate swaps	4	-	(8)

Swaptions	(28)	-	(9)

Fixed income futures	(4)	10	-

Fixed income forwards	(1)	6	-

Foreign exchange contracts:

Foreign currency forwards	(21)	(26)	-

Equity contracts:

Equity total return swaps	1	(5)	-

Equity index futures	1	1	-

Fixed contracts:

Fixed income total return swaps	-	1	-

Credit contracts:

Purchased credit default swaps	-	-	-

Income generation:

Equity options	-	-	-

Total derivatives	$(575)	$11	$65

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

	For the year ended December 31, 2016

	Change in Net Unrealized Capital Gains (Losses)	Net Realized Capital Gains (Losses)	Net Investment Income
	(in millions)
Derivatives designated as hedging instruments:

Interest rate contracts:

Interest rate floors	$-	$-	$16

Interest rate swaps	-	-	3

Foreign exchange contracts:

Foreign currency swaps	277	29	50

Derivatives not designated as hedging instruments:

Interest rate contracts:

Interest rate caps	2	-	(1)

Interest rate floors	1	-	-

Interest rate swaps	7	-	(12)

Swaptions	16	(1)	(9)

Fixed income futures	-	(4)	-

Fixed income forwards	5	(5)	-

Foreign exchange contracts:

Foreign currency forwards	10	(7)	-

Equity contracts:

Equity total return swaps	7	(37)	-

Equity index futures	(1)	13	-

Fixed contracts:

Fixed income total return swaps	-	-	2

Credit contracts:

Purchased credit default swaps	-	-	-

Income generation:

Equity options	-	(2)	-

Total derivatives	$324	$(14)	$49

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

	For the year ended December 31, 2015

	Change in Net Unrealized Capital Gains (Losses)	Net Realized Capital Gains (Losses)	Net Investment Income
	(in millions)
Derivatives designated as hedging instruments:

Interest rate contracts:

Interest rate floors	$-	$-	$23

Interest rate swaps	-	-	4

Foreign exchange contracts:

Foreign currency swaps	209	2	31

Derivatives not designated as hedging instruments:

Interest rate contracts:

Interest rate caps	(1)	-	(1)

Interest rate floors	1	-	-

Interest rate swaps	(2)	(10)	(5)

Swaptions	(9)	-	(9)

Fixed income futures	54	(7)	-

Fixed income forwards	-	2	-

Foreign exchange contracts:

Foreign currency forwards	(66)	126	-

Equity contracts:

Equity total return swaps	(8)	5	-

Equity index futures	2	4	-

Fixed contracts:

Fixed income total return swaps	-	-	-

Credit contracts:

Purchased credit default swaps	1	-	(1)

Income generation:

Equity options	-	(1)	-

Total derivatives	$181	$121	$42

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

5.	Reserves for Policy Benefits

General account reserves for policy benefits at December 31, 2017 and 2016 were as follows:

	December 31,
	2017	2016
	(in millions)

Life insurance reserves	$171,792	$164,505
Annuity reserves	9,208	8,589
Deposit funds	3,266	3,049
Disability and long-term care unpaid claims and claim reserves	4,939	4,753
Disability and long-term care active life reserves	6,074	5,587

Total reserves for policy benefits	$195,279	$186,483

See Note 9 for more information regarding the Company’s use of reinsurance and the related impact on policy benefit reserves.

Life Insurance Reserves

Policy and contract reserves are determined in accordance with standard valuation methods approved by the OCI and are computed in accordance with standard actuarial methodology based on the Commissioners’ Reserve Valuation Method (CRVM) or the net level premium method. The reserves are based on assumptions for interest, mortality and other risks insured.

Tabular cost has been determined from the basic data for the calculation of policy reserves. Tabular cost less actual reserves released has been determined from the basic data for the calculation of reserves and reserves released. Tabular interest has been determined from the basic data for the calculation of policy reserves. Tabular interest on funds not involving life contingencies is calculated as the product of the valuation interest rate times the mean of the amount of funds subject to such rate held at the beginning and end of the year of valuation.

As of December 31, 2017, the Company had $1.8 trillion of total life insurance in force, including $23.1 billion of life insurance in force for which gross premiums were less than net premiums according to the standard valuation methods and assumptions prescribed by the OCI. Gross premiums are calculated using mortality tables that reflect both the Company’s actual experience and the potential transfer of risk to reinsurers. Net premiums are determined in the calculation of statutory reserves, which must be based on industry-standard mortality tables.

Additional premiums or charges are assessed for substandard lives on policies issued after January 1, 1956. Net level premium or CRVM mean reserves for these policies are based on multiples of mortality tables or one-half the net flat or other extra mortality charge. The Company waives deduction of fractional premiums upon death of an insured and returns any portion of the final premium beyond the date of death. Cash values are not promised in excess of the legally computed reserves.

Annuity Reserves and Deposit Funds

For annuities and supplementary contracts, policy and contract reserves are calculated using Commissioners’ Annuity Reserve Valuation Method (CARVM), Actuarial Guideline 43 for variable annuity products and Actuarial Guideline 33 for all other products. Other deferred annuity reserves are based on policy value, with additional reserves held to reflect guarantees under these contracts. Immediate annuity reserves are based on the present value of expected benefit payments. Changes in future policy benefit reserves on supplementary contracts and income annuities without life contingencies are deposit-type transactions and are excluded from net additions to policy benefit reserves in the statements of operations.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

Deposit funds primarily represent reserves for supplementary annuity contracts without life contingencies and amounts left on deposit with the Company by beneficiaries or policyowners. Beneficiaries of the Company’s life insurance policies can choose to receive their death benefit in a single lump sum payment or through a payment plan consisting of a series of scheduled payments. If the beneficiary does not affirmatively choose a payment plan, the proceeds are automatically paid to the beneficiary in a single lump sum.

Prior to November 1, 2013, beneficiaries of the Company’s life insurance policies also could choose to receive their death benefit by deposit of the proceeds (if $20,000 or more) into an interest-bearing retained asset account (“Northwestern Access Fund”). Funds held on behalf of Northwestern Access Fund account holders are segmented in the Company’s general account and are invested primarily in short-term, liquid investments and high quality corporate bonds. Northwestern Access Fund accounts are credited with interest at short-term market rates, with certain accounts subject to guaranteed minimum crediting rates. The total reserve liability for Northwestern Access Fund account balances held by the Company was $369 million and $403 million at December 31, 2017 and 2016, respectively. Accounts were credited with interest at annual rates ranging from 0.23% to 3.50% and 0.06% to 3.50% during 2017 and 2016, respectively. The crediting interest rates changed 32 times and 20 times during 2017 and 2016, respectively.

At December 31, 2017 and 2016, the withdrawal characteristics of the Company’s general account and separate account annuity reserves and deposit funds were as follows:

	December 31,

	General Account		Separate Accounts		Total

	2017	2016	2017	2016	2017	2016

	(in millions)

Subject to discretionary withdrawal

- with market value adjustment	$276	$372	$-	$-	$276	$372

- at book value less surrender charge of 5% or more	74	139	-	-	74	139

- at fair value	-	-	19,449	17,162	19,449	17,162

- at book value without adjustment	5,043	4,934	-	-	5,043	4,934

Not subject to discretionary withdrawal	7,081	6,193	5,390	4,800	12,471	10,993

Total annuity reserves and deposit funds	$12,474	$11,638	$24,839	$21,962	$37,313	$33,600

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

Disability and Long-Term Care Reserves

Unpaid claims and claim reserves for disability and long-term care policies are based on the present value of expected benefit payments. Reserves for unpaid claims, losses and loss adjustment expenses on disability and long-term care policies were $4.9 billion and $4.8 billion at December 31, 2017 and 2016, respectively. Changes in these reserves for the years ended December 31, 2017 and 2016 were as follows:

	For the years ended December 31,
	2017	2016

	(in millions)

Balance at January 1	$4,753	$4,668

Incurred related to:

Current year	793	742

Prior years	63	(25)

Total incurred	856	717

Paid related to:

Current year	(33)	(32)

Prior years	(637)	(600)

Total paid	(670)	(632)

Balance at December 31	$4,939	$4,753

Changes in reserves for incurred claims related to prior years are generally the result of differences between assumed claim experience at the time reserves were originally estimated and subsequent actual claim experience.

Active life reserves are based on the net level premium method for disability policies issued prior to 1987 and the two-year preliminary term method for those issued after 1987. Active life reserves are mean reserves for disability policies issued through 2000 and mid-terminal plus unearned premium reserves for policies issued after 2000.

Active life reserves for long-term care policies consist of mid-terminal reserves and unearned premiums. Mid-terminal reserves are based on the one-year preliminary term method and industry-based morbidity experience.

Additional Actuarial Reserves

Each year, the Company must perform asset adequacy testing (AAT) to demonstrate that reserves make adequate provision for the anticipated cash flows required by contractual obligations and related expenses, in light of assets held for the reserves. Asset adequacy testing is performed in accordance with presently accepted actuarial standards and must include assumptions necessary to determine the adequacy of reserves under moderately adverse conditions. At December 31, 2017 and 2016, reserves required as a result of AAT were as follows:

	December 31,
	2017	2016
	(in millions)

Long-term care insurance	$-	$265
Annuities and deposit funds	155	100
Life insurance	2	2

Total reserves	$157	$367

Statutory Minimum Reserves

The Company has the option to establish reserves for policy benefits using a standard of valuation that produces higher reserves than those calculated according to the minimum standard provided in the statutory regulations. For contracts issued January 1, 2001 and later, excess reserves over the statutory minimums were $433 million and $403 million at December 31, 2017 and 2016, respectively.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

6.	Premium and Annuity Considerations Deferred and Uncollected

Gross deferred and uncollected insurance premiums represent life insurance premiums due to be received from policyowners through the next respective policy anniversary dates. Net deferred and uncollected premiums represent only the portion of gross premiums related to mortality charges and interest and are reported in deferred premium and other assets in the statements of financial position.

Deferred and uncollected premiums at December 31, 2017 and 2016 were as follows:

	December 31, 2017		December 31, 2016
	Gross	Net	Gross	Net
	(in millions)

Ordinary new business	$249	$90	$257	$98

Ordinary renewal	2,674	2,171	2,557	2,082

Total deferred and uncollected premiums	$2,923	$2,261	$2,814	$2,180

7.	Separate Accounts

Separate account liabilities by withdrawal characteristic at December 31, 2017 and 2016 were as follows:

	Variable Life		Variable Annuities		Total

	December 31,

	2017	2016	2017	2016	2017	2016

	(in millions)	(in millions)

Subject to discretionary withdrawal	$7,514	$6,504	$19,449	$17,162	$26,963	$23,666

Not subject to discretionary withdrawal	-	-	5,390	4,800	5,390	4,800

Total separate account reserves	$7,514	$6,504	$24,839	$21,962	32,353	28,466

Non-policy liabilities					109	93

Total separate account liabilities					$32,462	$28,559

While separate account liability values are not guaranteed by the Company, variable annuity and variable life insurance products do include guaranteed minimum death benefits (GMDB) underwritten by the Company. The maximum potential cost of these guarantees at December 31, 2017 and 2016 was $31 million and $49 million, respectively, which represents the aggregate difference between guaranteed values and otherwise available values for all variable products for which the guaranteed value was greater at the respective reporting dates. These benefits are only available upon the death of the annuitant or insured, and reserves for these benefits are based upon NAIC-prescribed actuarial methods that take into account, among other factors, the likelihood of death based on standard mortality tables. General account reserves for policy benefits included $5 million and $13 million attributable to GMDB at December 31, 2017 and 2016, respectively.

Premiums and other considerations received from variable annuity and variable life insurance policyowners were $1.7 billion and $1.6 billion for the years ended December 31, 2017 and 2016, respectively. These amounts are reported as premiums in the statements of operations. The subsequent transfer of these premiums to the separate accounts, net of amounts received from the separate accounts to provide for policy benefit payments to variable product policyowners, is reported as net transfers to separate accounts in the statements of operations.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

Following are amounts reported as transfers to and from separate accounts in the summary of operations of the Company’s Separate Account Annual Statement, which agree with the amounts reported as net transfers to (from) separate accounts in the statements of operations for the years ended December 31, 2017 and 2016.

	For the years ended December 31,
	2017	2016	2015

	(in millions)

From Separate Account Annual Statement:

Transfers to separate accounts	$1,726	$1,714	$1,946

Transfers from separate accounts	(1,955)	(1,832)	(1,796)

Net transfers to (from) separate accounts	$(229)	$(118)	$150

8.	Employee and Financial Representative Benefit Plans

The Company provides defined pension benefits for all eligible employees and financial representatives. This includes sponsorship of noncontributory defined benefit pension plans that are “qualified” under the terms of the Employee Retirement Income Security Act (ERISA) and the Internal Revenue Code (“Code”), as well as “nonqualified” plans that provide benefits to certain participants in excess of limits set by ERISA and the Code for the qualified plans. The Company’s funding policy for the qualified plans is to make annual contributions that are no less than the minimum amount needed to comply with the requirements of ERISA and no greater than the maximum amount deductible for federal income tax purposes. The Company made no contributions to the qualified retirement plans during either of the years ended December 31, 2017 and 2016 and does not expect to make a contribution to the plans during 2018.

The Company’s defined benefit pension plans for employees contains two different benefit formulas – a formula based on the final average pay of the participant that was frozen as of December 31, 2013 and one that awards cash balance credits based on each participant’s age and years of service that became effective on January 1, 2014. Benefits accrued under the final average pay formula remain available to participants upon retirement. Accumulated cash balance credits earn interest based on market rates and are subject to a minimum crediting rate.

In addition to defined pension benefits, the Company provides certain health care and life insurance benefits (“postretirement benefits”) to retired employees, retired financial representatives and their eligible dependents. Participants are eligible for retirement health care coverage if they meet eligibility requirements for age and length of service and were either active or retired as of December 31, 2013. Employees or financial representatives hired or contracted after that date are not eligible for coverage under the postretirement health plans.

The Company amended the employee postretirement health plan during 2016 to transition Medicare-eligible retirees and their dependents to health care options provided under an independent third-party health care marketplace (“marketplace”). Retirees and dependents that are not yet Medicare-eligible retain the historical health care benefits offered by the Company. Medicare-eligible retirees and dependents are provided with a pre-funded retiree health reimbursement account and access to third-party advisors to purchase health benefits through the marketplace. Non-Medicare-eligible retirees and dependents are provided premium assistance based on the retirees’ years of service with the Company. The Company pays the entire cost of retiree life insurance coverage.

Benefit Plan Assets

Aggregate plan assets of the defined benefit pension plans and postretirement benefit plans at December 31, 2017 and 2016, and changes in these assets for the years then ended, were as follows:

	Defined Benefit Plans		Postretirement Benefit Plans
	2017	2016	2017	2016
	(in millions)

Fair value of plan assets at January 1	$4,459	$4,144	$75	$72

Changes in plan assets:

Actual return on plan assets	684	426	12	7

Actual plan benefits paid	(131)	(111)	(5)	(4)

Fair value of plan assets at December 31	$5,012	$4,459	$82	$75

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

Plan assets consist of group annuity contracts issued by the Company that are funded by a Group Annuity Separate Account, which primarily invests in a diversified portfolio of public and private common stocks and corporate, government and mortgage-backed debt securities. The overall investment objective of the plans is to maximize long-term total rate of return, consistent with prudent standards for investment and asset/liability risk management and in accordance with ERISA requirements. Plan investments are managed with a long-term perspective and for the sole benefit of the plans’ participants.

Plan asset allocations are rebalanced regularly to maintain holdings within desired asset allocation ranges and to reposition the portfolio based upon perceived market opportunities and risks. Diversification, both by and within asset classes, is a primary risk management consideration. Assets are invested across various asset classes, sectors, industries and geographies. The measurement date for plan assets was December 31 of the respective period with the fair value of plan assets primarily based on quoted market prices.

The target asset allocations and the actual allocation of the plans’ investments based on fair value at December 31, 2017 and 2016 were as follows:

	Target		Actual
	Allocation		Allocation

	2017	2016	2017	2016
Bonds	56%	49%	55%	50%
Equity investments	43%	50%	44%	48%
Other investments	1%	1%	1%	2%

Total assets	100%	100%	100%	100%

At each of December 31, 2017 and 2016, other investments were comprised of cash and short-term investments.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

Benefit Plan Obligations

Aggregate projected benefit obligations (PBOs) of the defined benefit pension plans and postretirement benefit plans at December 31, 2017 and 2016 and changes in these obligations for the years then ended were as follows:

	Defined Benefit Plans		Postretirement Benefit Plans
	2017	2016	2017	2016
	(in millions)
Projected benefit obligation at January 1	$4,879	$4,588	$728	$811

Changes in benefit obligation:
Service cost of benefits earned	128	120	22	22
Interest cost on projected obligations	179	194	23	30
Projected gross plan benefits paid	(142)	(128)	(21)	(25)
Projected Medicare Part D reimbursement	-	-	-	2
Experience (gains)/losses	318	93	(19)	(13)
Plan amendments and other	11	12	(9)	(99)

Projected benefit obligation at December 31	$5,373	$4,879	$724	$728

The PBO represents the estimated net present value of estimated future benefit obligations. For defined benefit plans, the PBO includes assumptions for future compensation increases for active participants. The accumulated benefit obligation (ABO) is similar to the PBO, but is based only on current compensation with no assumption of future compensation increases. The aggregate ABO for the defined benefit plans was $5.0 billion and $4.6 billion for the years ended December 31, 2017 and 2016, respectively. Experience (gains)/losses for the year ended December 31, 2017 primarily reflect the impact of changes in the PBO discount rate. Experience (gains)/losses for the year ended December 31, 2016 primarily reflect the impact of changes in the PBO discount rate and adjustments to mortality assumptions.

Benefit Plan Assumptions

The assumptions used in estimating the projected benefit obligations at December 31, 2017 and 2016 and the net periodic benefit cost for the years ended December 31, 2017, 2016 and 2015 were as follows:

	Defined Benefit Plans			Postretirement Benefit Plans
	2017	2016		2017	2016
Projected benefit obligation:
Weighted average discount rate	3.57%	4.10%		3.56%	4.10%
Annual increase in compensation	3.75%	3.75%		3.75%	3.75%

	Defined Benefit Plans			Postretirement Benefit Plans
	2017	2016	2015	2017	2016	2015
Net periodic benefit cost:
Weighted average discount rate	4.10%	4.30%	4.00%	4.10%	4.30%	4.00%
Annual increase in compensation	3.75%	3.75%	3.75%	3.75%	3.75%	3.75%
Long-term rate of return on plan assets	6.50%	6.50%	6.50%	6.50%	6.50%	6.50%

The expected long-term rate of return on plan assets is estimated in consideration of historical financial market performance, third-party capital market expectations and the long-term target asset allocation.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

The PBO for postretirement benefits at December 31, 2017 assumed an annual increase in future retiree medical costs of 6.0%, grading down to 5.0% over two years and remaining level thereafter. At December 31, 2016, the comparable assumption was for an annual increase in future retiree medical costs of 6.5% grading down to 5.0% over three years and remaining level thereafter. A greater increase in the assumed health care cost trend of 1.0% in each year would increase the accumulated postretirement benefit obligation at December 31, 2017 by $11 million and net periodic postretirement benefit expense for the year ended December 31, 2017 by $1 million. A decrease in the assumed health care cost trend of 1.0% in each year would reduce the accumulated postretirement benefit obligation as of December 31, 2017 and net periodic postretirement benefit expense for the year ended December 31, 2017 by the same amounts. Effective January 1, 2019, the Company’s exposure to medical inflation will be limited to a maximum annual increase of 3% with any annual increase in excess of that rate passed on to the plan’s participants in the form of increased premiums.

Benefit Plan Funded Status

Following is an aggregate reconciliation of the funded status of the plans to the related financial statement liabilities reported by the Company at December 31, 2017 and 2016.

	Defined Benefit Plans		Postretirement Benefit Plans

	2017	2016	2017	2016

	(in millions)

Fair value of plan assets	$5,012	$4,459	$82	$75

Projected benefit obligation	5,373	4,879	724	728

Funded status	(361)	(420)	(642)	(653)

Nonadmitted asset	(677)	(504)	-	-

Financial statement liability	$(1,038)	$(924)	$(642)	$(653)

The PBO for defined benefit plans above included $1,038 million and $924 million related to nonqualified, unfunded plans at December 31, 2017 and 2016, respectively. In the aggregate, the fair value of qualified defined benefit plan assets represented 116% and 113% of the projected benefit obligations of these plans at December 31, 2017 and 2016, respectively.

Statutory accounting guidance requires that changes in plan funded status be recognized immediately as a direct adjustment to surplus, subject to limitations such as admissibility of net pension assets. These adjustments are included in changes in nonadmitted assets and other in the statements of changes in surplus. Aggregate defined benefit pension and postretirement plan surplus impacts were as follows for the years ended December 31, 2017 and 2016:

	For the year ended December 31, 2017

	Defined Benefit Plans			Postretirement Benefit Plans

	Net experience gains (losses)	Prior service (costs) credits	Net initial asset	Net experience gains (losses)	Prior service (costs) credits
	(in millions)

Balance at January 1	$(1,260)	$250	$323	$(113)	$(65)

Amortization from surplus into net periodic benefit cost	54	(25)	(9)	-	5

Changes in plan assets and benefit obligations recognized in surplus	55	(10)	-	36	-

Balance at December 31	$(1,151)	$215	$314	$(77)	$(60)

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

	For the year ended December 31, 2016

	Defined Benefit Plans			Postretirement Benefit Plans

	Net experience gains (losses)	Prior service (costs) credits	Net initial asset	Net experience gains (losses)	Prior service (costs) credits
	(in millions)

Balance at January 1	$(1,382)	$277	$347	$(133)	$(154)

Amortization from surplus into net periodic benefit cost	66	(25)	(24)	4	6

Changes in plan assets and benefit obligations recognized in surplus:	56	(2)	-	16	83

Balance at December 31	$(1,260)	$250	$323	$(113)	$(65)

Benefit Plan Costs

The components of net periodic benefit cost for the years ended December 31, 2017, 2016 and 2015 were as follows:

	Defined Benefit Plans			Postretirement Benefit Plans

	2017	2016	2015	2017	2016	2015

	(in millions)

Components of net periodic benefit cost:

Service cost of benefits earned	$128	$120	$117	$22	$22	$25

Interest cost on projected obligations	179	194	181	23	30	30

Amortization of experience losses	54	66	64	-	4	3

Amortization of prior service costs/(credits)	(25)	(25)	(14)	5	6	12

Amortization of initial net asset	(9)	(24)	(40)	-	-	-

Expected return on plan assets	(291)	(266)	(273)	(5)	(4)	(5)

Other	1	9	-	-	3	-

Net periodic benefit cost	$37	$74	$35	$45	$61	$65

The Company expects to increase (decrease) periodic benefit costs through the amortization of $41 million, $(25) million and $0 of defined benefit plan net experience losses, prior service credits and initial assets, respectively, into net periodic benefit cost during 2018. Amortization of postretirement plan net experience losses of $1 million and prior service costs of $5 million are also expected to increase net periodic benefit cost during 2018.

The expected benefit payments by the defined benefit plans and the postretirement benefit plans for the years 2018 through 2027 are as follows:

	Defined Benefit Plans	Postretirement Benefit Plans

	(in millions)

2018	$149	$24

2019	166	26

2020	176	27

2021	185	28

2022	194	29

2023-2027	1,098	156

Total	$1,968	$290

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

The Company sponsors a contributory 401(k) plan for eligible employees, for which the Company provides a matching contribution, and a noncontributory defined contribution plan for financial representatives. In addition, the Company sponsors nonqualified plans that provide related benefits to certain participants in excess of limits set by ERISA for qualified defined contribution plans. For the years ended December 31, 2017, 2016 and 2015, the Company expensed total contributions to these plans of $50 million, $48 million and $45 million, respectively.

9.	Reinsurance

The Company limits its exposure to life insurance death benefits by ceding coverage to various reinsurers. In 1999, the Company ceased reinsuring new individual disability policies, but has maintained a portion of the reinsurance ceded on policies issued prior to 1999. The Company cedes 60% of the morbidity risk on group disability and group life policies.

Effective October 1, 2014, the Company entered into an affiliated reinsurance agreement with NLTC. Under this agreement, the Company assumed 100% of the net long-term care risks associated with NLTC’s in-force (as of the effective date of the agreement) and future policy issuances. At December 31, 2017 and 2016, the net amount due from NLTC under this agreement was $37 million and $35 million, respectively.

During 2017, the Company and NLTC amended the affiliated reinsurance agreement. Under the terms of the amendment, the Company assumed 100% of the risks associated with a block of long-term care business NLTC recaptured from an un-affiliated reinsurer. This transaction qualified for reinsurance accounting under the SSAP No. 61R – Life, Deposit-Type and Accident and Health Reinsurance, given the complete transfer of risk from NLTC.

As part of the reinsurance amendment, the Company received invested assets with a fair value of $228 million as consideration from NLTC. The consideration was reflected as an increase to premiums, unassigned surplus and other income of $167 million, $40 million and $21 million, respectively, in the statements of operations. In addition, reserves for policy benefits were increased by $167 million and IMR liabilities of $17 million were transferred to the Company and reported as an increase to commissions and operating expenses in the statements.

Amounts in the financial statements are reported net of the impact of reinsurance. Reserves for policy benefits at December 31, 2017 and 2016 were reported net of ceded reserves of $1.7 billion and $1.6 billion, respectively. The Company has reinsured all risks disclosed in the financial statements under Actuarial Guideline 48.

The effects of reinsurance on premium revenue and total benefits for the years ended December 31, 2017, 2016 and 2015 were as follows:

	For the years ended December 31,

	2017	2016	2015

	(in millions)

Direct premium revenue	$17,994	$18,237	$18,144
Premiums assumed	810	589	548
Premiums ceded	(907)	(911)	(905)

Premium revenue	$17,897	$17,915	$17,787

Direct benefit expense	$18,557	$19,019	$18,659

Benefits assumed	902	616	531

Benefits ceded	(656)	(671)	(645)

Total benefits	$18,803	$18,964	$18,545

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

In addition, the Company received $146 million, $149 million and $157 million in allowances from reinsurers for reimbursement of commissions and other expenses on ceded business for the years ended December 31, 2017, 2016 and 2015, respectively. These amounts are reported in other income in the statements of operations. For the years ended December 31, 2017, 2016 and 2015, the Company paid $119 million, $148 million and $154 million, respectively, in expense allowances on reinsurance assumed from NLTC.

Reinsurance contracts do not relieve the Company from its obligations to policyowners. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company mitigates this counterparty risk by dealing only with reinsurers that meet its financial strength standards while adhering to concentration limits for counterparty exposure to any single reinsurer. Most significant reinsurance treaties contain financial protection provisions that take effect if a reinsurer’s credit rating falls below a prescribed level. There were no reinsurance recoverables at December 31, 2017 and 2016 that were considered by the Company to be uncollectible.

10.	Federal Income Taxes

The Company files a consolidated federal income tax return including the following subsidiaries:

Northwestern Mutual Investment Services, LLC	Bradford, Inc. and subsidiaries
NML Real Estate Holdings, LLC and subsidiaries	Mason Street Advisors, LLC
NML Securities Holdings, LLC and subsidiaries	NM GP Holdings, LLC and subsidiaries
Northwestern Mutual MU TLD Registry, LLC	NM Pebble Valley, LLC
Northwestern Mutual Wealth Management Company	Northwestern Mutual Registry, LLC
NM Investment Holdings, LLC	LearnVest, Inc.
NM Investment Management Company, LLC	GRO, LLC and GRO-SUB, LLC
Northwestern Long Term Care Ins. Co	NM Career Distribution Holdings, LLC

The Company collects from or refunds to these subsidiaries their share of consolidated federal income taxes determined pursuant to written tax-sharing agreements, which generally require that these subsidiaries determine their share of consolidated tax payments or refunds as if each subsidiary filed a separate federal income tax return on a stand-alone basis.

On December 22, 2017, H.R. 1, informally known as the Tax Cuts and Jobs Act (the Act or Tax Reform) was signed into law, generally effective for tax years beginning on or after January 1, 2018. The Act reduced the maximum federal corporate income tax rate from 35% to 21%. The statutory basis of accounting requires the 21% corporate tax rate to be applied to deferred tax balances at December 31, 2017, which resulted in a net reduction to statutory surplus of $1.2 billion. The change in net deferred tax assets was reduced by $1.4 billion and the change in net unrealized capital gains and losses was increased by $0.2 billion in the statements of changes in surplus for the year ended December 31, 2017. The Company will benefit from the lower federal corporate income tax rate beginning in 2018.

The Act includes provisions that change tax-basis reserves for policy benefits for tax years beginning after December 31, 2017. This change in tax-basis reserves qualifies as a change in accounting method but was not reflected in the December 31, 2017 financial statements because policy-level impacts are still being analyzed and a reasonable estimate could not be determined. The impact of this change is expected to be an equal gross-up of reserve related deferred tax assets and liabilities.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

The components of current income tax expense (benefit) in the statements of operations for the years ended December 31, 2017, 2016 and 2015 related to “ordinary” taxable income (loss) were as follows:

	For the years ended December 31,
	2017	2016	2015

	(in millions)

Tax payable on ordinary income	$40	$(10)	$68

Low income housing tax credits	(107)	(108)	(111)

Other tax credits	(21)	(37)	(21)

Increase (decrease) in contingent tax liabilities	(10)	(21)	10

Total current tax benefit	$(98)	$(176)	$(54)

In addition to current income tax benefit related to ordinary taxable income or loss as summarized above, the Company is subject to federal income tax on “capital” gains and losses that generally result from investment transactions. Investment capital gains and losses resulting from changes in market interest rates or credit spreads are deferred to the IMR net of any related tax expense or benefit. Current tax expense (benefit) of $136 million, $145 million and $(90) million was included in net IMR deferrals for the years ended December 31, 2017, 2016 and 2015, respectively. In addition, net realized capital gains and losses as reported in the statements of operations included current tax expense (benefit) of $68 million, $(117) million and $112 million for the years ended December 31, 2017, 2016 and 2015, respectively.

The table below shows how the Company’s income tax benefit for the years ended December 31, 2017, 2016 and 2015 differs from the amount obtained by applying the statutory rate of 35% to net gain from operations after dividends to policyowners and before federal income taxes:

	For the years ended December 31,
	2017	2016	2015

	(in millions)

Provision computed at statutory rate	$482	$326	$210

Adjustments to the statutory rate:

Impact of tax reform - net deferred tax asset (excluding taxes on net unrealized capital gains)	1,406	-	-

Subsidiary distributions	(162)	(269)	(122)

Tax credits	(128)	(145)	(132)

Amortization of IMR	(57)	(54)	(75)

Dividends received deduction	(37)	(33)	(31)

Employee benefits	(24)	(15)	(24)

Deferred adjustments	(36)	12	9

Other	-	23	43

Total statutory income tax expense (benefit)	$1,444	$(155)	$(122)

Federal income tax expense (benefit) reported on statements of operations	$(98)	$(176)	$(54)

Capital gains tax expense, net of IMR transfers	204	28	22

Change in net deferred tax assets	1,338	(7)	(90)

Total statutory income tax expense (benefit)	$1,444	$(155)	$(122)

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

During the year, the Company may make payments to or receive refunds from the Internal Revenue Service (IRS) for federal income taxes that are applicable to current or previous tax years. The Company made or received net income tax payments (refunds) of $356 million, $(50) million and $505 million to the IRS during the years ended December 31, 2017, 2016 and 2015, respectively.

Federal income taxes available for recoupment in the case of future tax losses are limited to amounts reported on previous tax returns. Total federal income taxes paid for tax years 2017, 2016 and 2015 that are available for recoupment are $360 million, $24 million and $211 million, respectively.

Federal income tax returns for 2007 and prior years are closed as to further assessment of tax. Federal income tax returns for 2008-2011 and 2013 were audited by the IRS and agreed to. The IRS did not audit the federal income tax return for 2012. Income taxes payable in the statements of financial position represents an estimate of taxes payable, including additional taxes that may become due with respect to tax years that remained open to examination by the IRS (“contingent tax liabilities”) at the respective reporting date.

Changes in contingent tax liabilities for the years ended December 31, 2017 and 2016 were as follows:

	For the years ended December 31,

	2017	2016

	(in millions)

Balance at January 1	$420	$441

Additions for tax positions of prior years	-	-

Reductions for tax positions of prior years	(10)	(21)

Balance at December 31	$410	$420

Included in contingent tax liabilities at December 31, 2017 and 2016 were $383 million and $372 million, respectively, of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of the deductions. Because of the impact of deferred taxes for amounts other than interest, the timing of the ultimate deduction would not affect the effective tax rate in future periods. Also included in the December 31, 2017 and 2016 balances are $0 and $22 million, respectively, of tax positions for which the ultimate deductibility is not certain.    The ultimate resolution of these tax positions could have an impact on the effective tax rate in future periods.

For the years ended December 31, 2017, 2016 and 2015, the Company recognized $1 million, $3 million and $1 million, respectively, of interest-related tax expense. Contingent tax liabilities included $27 million and $26 million for the payment of interest at December 31, 2017 and 2016, respectively.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

The components of net deferred tax assets reported in the statements of financial position at December 31, 2017 and 2016 were as follows:

	December 31,

	2017	2016	Change

	(in millions)

Deferred tax assets:

Policy acquisition costs	$804	$1,287	$(483)

Investments	300	525	(225)

Policy benefit liabilities	1,296	2,178	(882)

Benefit plan obligations	547	878	(331)

Other	83	115	(32)

Valuation adjustment	-	-	-

Gross deferred tax assets	3,030	4,983	(1,953)

Nonadmitted deferred tax assets	-	-	-

Gross admitted deferred tax assets	3,030	4,983	(1,953)

Deferred tax liabilities:

Investments	739	1,004	(265)

Other	503	800	(297)

Gross deferred tax liabilities	1,242	1,804	(562)

Net deferred tax assets	$1,788	$3,179	$(1,391)

All gross deferred tax liabilities have been recognized at December 31, 2017 and 2016. The Company did not employ tax planning strategies in its valuation allowance assessment or deferred tax asset admissibility calculations at either December 31, 2017 or 2016.

The Company exceeded the minimum risk-based capital (RBC) level of 300%, which is necessary to apply the maximum admissibility thresholds, based on authorized control level RBC computed without net deferred tax assets at December 31, 2017 and 2016 and expects to exceed this minimum during 2018.

Significant components of the calculation of net admitted deferred tax assets at December 31, 2017 and 2016 were as follows (in millions):

	December 31, 2017			December 31, 2016			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Gross deferred tax assets	$2,730	$300	$3,030	$4,458	$525	$4,983	$(1,728)	$(225)	$(1,953)

Statutory valuation allowance adjustment	-	-	-	-	-	-	-	-	-

Adjusted gross deferred tax assets	2,730	300	3,030	4,458	525	4,983	(1,728)	(225)	(1,953)

Deferred tax assets nonadmitted	-	-	-	-	-	-	-	-	-

Subtotal net admitted deferred tax asset	2,730	300	3,030	4,458	525	4,983	(1,728)	(225)	(1,953)

Deferred tax liabilities	503	739	1,242	800	1,004	1,804	(297)	(265)	(562)

Net admitted deferred tax asset/(liability)	$2,227	$(439)	$1,788	$3,659	$(480)	$3,179	$(1,432)	$41	$(1,391)

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

	December 31, 2017			December 31, 2016			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Federal income taxes paid in prior years recoverable through loss carrybacks	$-	$173	$173	$1,146	$308	$1,454	$(1,146)	$(135)	$(1,281)

Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets above) after application of the threshold limitation (lesser of a. or b. below)	1,846	-	1,846	1,900	-	1,900	(54)	-	(54)

Adjusted gross deferred tax assets (excluding the amount of deferred tax assets offset by gross deferred tax liabilities)	884	127	1,011	1,413	217	1,629	(529)	(90)	(618)

Total deferred tax assets admitted as the result of application of SSAP No. 101	$2,730	$300	$3,030	$4,458	$525	$4,983	$(1,728)	$(225)	$(1,953)

a. Adjusted gross deferred tax assets expected to be realized following the balance sheet date			$1,846			$1,900			$(54)

b. Adjusted gross deferred tax assets allowed per limitation threshold			$2,850			$2,551			$299

Ratio percentage used to detemine recovery period and threshold limitation amount			1125%			1079%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation			$18,998			$17,008

11.	Frank Russell Company

On December 2, 2014, the Company sold its entire investment in Frank Russell Company (“Russell”) common and preferred stock to a third party. For the year ended December 31, 2015, the Company recorded an additional $54 million after-tax gain upon final settlement of amounts held in escrow related to the Russell sale. Of this amount, $50 million was reported as an unrealized capital gain in the statements of changes in surplus with the remainder reported as a realized capital gain in the statements of operations.

12.	Commitments and Contingencies

Commitments

In the normal course of its investment activities, the Company makes commitments to fund private equity investments, real estate, mortgage loans and other investments. These forward commitments aggregated to $7.7 billion and $6.4 billion at December 31, 2017 and 2016, respectively, and were extended at market rates and terms.

Contingencies

The Company is engaged in various legal actions in the normal course of its insurance and investment operations. The status of these legal actions is actively monitored by the Company. If the Company believes, based on available information, that an adverse outcome upon resolution of a given legal action is probable and the amount of that adverse outcome is reasonably estimable, a loss is recognized and a related liability reported. Legal actions are subject to inherent uncertainties, and future events could change the Company’s assessment of the probability or estimated amount of potential losses from pending or threatened legal actions. Based on available information, it is the opinion of the Company that the ultimate resolution of pending or threatened legal actions, both individually and in the aggregate, will not result in losses that would have a material effect on the Company’s financial position at December 31, 2017.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

Guarantees

In the normal course of business, the Company makes guarantees to third parties on behalf of wholly-owned subsidiaries (e.g., debt guarantees) and financial representatives (e.g., the guarantee of office lease payments), or directly to financial representatives (e.g., future minimum compensation payments). If the financial representatives are not able to meet their obligations or these minimum compensation thresholds are not otherwise met, the Company would be required to make payments to fulfill its guarantees. For certain of these guarantees, the Company has the right to pursue recovery of payments made under the agreements. The terms of these guarantees range from less than one year to twenty-two years at December 31, 2017.

Following is a summary of the guarantees provided by the Company that were outstanding at December 31, 2017 and 2016, including both the maximum potential exposure under the guarantees and the financial statement liability reported based on fair value of the guarantees.

	December 31, 2017		December 31, 2016
Nature of guarantee	Maximum potential amount of future payments	Financial statement liability	Maximum potential amount of future payments	Financial statement liability
	(in millions)		(in millions)

Guarantees of future minimum compensation - financial representatives	$70	$1	$123	$1

Guarantees of real estate obligations	368	4	335	3

Guarantees issued on behalf of wholly-owned subsidiaries	80	-	706	-

Total guarantees	$518	$5	$1,164	$4

No material payments have been required under these guarantees to date, and the Company believes the probability that it will be required to perform under these guarantees in the future is remote. Performance under these guarantees would require the Company to recognize additional operating expense or increase the amount of its equity investment in the affiliate or subsidiary on behalf of which the guarantee was made.

13.	Related Party Transactions

The Company has a capital support and guarantee of benefits agreement that requires it to maintain the capital and surplus (as defined) of NLTC at a minimum level based upon a formula applied to NLTC’s earned premium and policy benefit reserves, or 150% of its’ company action level of RBC as prescribed by the NAIC, whichever is lower. In addition, NM guarantees NLTC’s policyholders its’ ability to pay all policy benefits due and owing pursuant to contracts of insurance sold by NLTC during the term of the agreement. This agreement was amended during 2017 to extend the length of the agreement through December 31, 2022 and lower the aggregate capital contribution limit from $800 million to $200 million. NM contributed capital to NLTC of $15 million and $0 for the years ended December 31, 2017 and 2016, respectively. The Company has contributed a total of $130 million to NLTC through December 31, 2017.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

The Company reported a payable to NLTC of $44 million and $40 million at December 31, 2017 and 2016, respectively. These amounts are reported in other liabilities in the statements of financial position at each of December 31, 2017 and 2016. Intercompany balances are settled in cash, generally within thirty days of the respective reporting date.

14.	Surplus Notes

On September 26, 2017, the Company issued surplus notes (“2017 notes”) with a principal balance of $1.2 billion, bearing interest at 3.850% and having a maturity date of September 30, 2047. The 2017 notes were issued at an offering price of 99.787%. On March 26, 2010, the Company issued surplus notes (“2010 notes”), at par, with a principal balance of $1.75 billion, bearing interest at 6.063% and having a maturity date of March 30, 2040. Each note issuance was distributed pursuant to Rule 144A under the Securities Act of 1933, as amended.

Interest on the 2017 and 2010 notes is payable semi-annually on March 30 and September 30, subject to approval by the OCI. SAP requires recognition of interest expense on the notes upon OCI approval of semi-annual interest payments. No interest has been paid on the 2017 notes for the year ended December 31, 2017. The Company paid and recognized $106 million of interest expense on the 2010 notes for each of the years ended December 31, 2017 and 2016. A total of $797 million of interest has been paid on the 2010 notes from their issuance through December 31, 2017.

The note issuances are unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims of the Company and do not repay principal prior to maturity, with principal payment at maturity subject to the prior approval of the OCI. The notes are not redeemable at the option of any note holder but are redeemable, in whole or in part, at the option of the Company at any time, subject to the prior approval of the OCI, at a “make whole” redemption price equal to the greater of the principal amount of the notes to be redeemed or the sum of the present value of the remaining scheduled payments of principal and interest on the notes to be redeemed, excluding accrued interest as of the date on which the notes are to be redeemed, discounted on a semi-annual basis at a defined U.S. Treasury rate plus 0.20% (2017 notes) and 0.25% (2010 notes). The entire amount of the 2017 notes are redeemable, at par, in the event of certain defined tax events.

No affiliates of the Company hold any portion of the notes, which are generally held of record at the Depository Trust Company by bank custodians on behalf of investors. No single investor holds 10% or more of the 2017 notes. The largest holder of the 2010 notes is Nippon Life Insurance Company of Japan, which held $250 million in face amount of notes at each of December 31, 2017 and 2016.

15.	Fair Value of Financial Instruments

Certain of the Company’s assets and liabilities are considered “financial instruments” as defined by Statement of Statutory Principles No. 100, Fair Value Measurements (SSAP 100). The Company’s estimation of fair value for financial instruments uses a hierarchy that, where possible, makes use of quoted market prices from active and transparent markets for assets that are identical to those being valued, typically obtained from independent pricing services (“level 1”). In the absence of quoted market prices for identical assets, fair value is estimated by these pricing services using relevant and observable market-based inputs for substantially similar securities (“level 2”). Financial instruments for which no quoted market prices or observable inputs are available are generally valued using internally-developed pricing models or indicative (i.e., non-binding) quotes from independent securities brokers (“level 3”).

The Company actively monitors fair value estimates received from independent pricing services at each financial reporting date, including analysis of valuation changes for individual securities compared to overall market trends and validation on an exception basis with internally-developed pricing models. The Company also performs periodic reviews of the information sources, inputs and methods used by its independent pricing services, including an evaluation of their control processes. Where necessary, the Company will challenge third-party valuations or methods and require more observable inputs or different methodologies.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

For financial instruments included in the scope of SSAP 100, the statement value and fair value at December 31, 2017 and 2016 were as follows:

	December 31, 2017
			Quoted prices in	Significant	Significant
			active markets	observable	unobservable
	Statement	Fair	for identical assets	inputs	inputs
	Value	Value	(level 1)	(level 2)	(level 3)
	(in millions)

General account investment assets:

Bonds	$146,945	$151,975	$4,125	$134,545	$13,305

Mortgage loans	35,750	37,049	-	-	37,049

Policy loans	17,421	17,421	-	-	17,421

Common and preferred stocks	5,671	5,701	4,941	77	683

Derivative assets	434	367	-	367	-

Surplus note investments	108	142	-	142	-

Cash and short-term investments	2,469	2,469	239	2,230	-

Separate account assets	32,462	32,462	29,339	2,655	468

General account liabilities:

Investment-type insurance reserves	$5,312	$5,225	$-	$-	$5,225

Liabilities for securities lending	915	915	-	915	-

Derivative liabilities	238	371	-	371	-

Separate account liabilities	32,462	32,462	29,339	2,655	468

	December 31, 2016
			Quoted prices in	Significant	Significant
			active markets	observable	unobservable
	Statement	Fair	for identical assets	inputs	inputs
	Value	Value	(level 1)	(level 2)	(level 3)
	(in millions)

General account investment assets:

Bonds	$139,795	$142,758	$4,338	$132,249	$6,171

Mortgage loans	34,198	35,103	-	-	35,103

Policy loans	17,150	17,150	-	-	17,150

Common and preferred stocks	4,034	4,050	3,367	48	635

Derivative assets	781	715	-	715	-

Surplus note investments	160	203	-	203	-

Cash and short-term investments	2,300	2,300	502	1,798	-

Separate account assets	28,559	28,559	25,851	2,339	369

General account liabilities:

Investment-type insurance reserves	$5,357	$5,238	$-	$-	$5,238

Liabilities for securities lending	939	939	-	939	-

Derivative liabilities	14	60	-	60	-

Separate account liabilities	28,559	28,559	25,851	2,339	369

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

Bonds

Bonds classified as level 1 financial instruments are generally limited to U.S. Treasury securities. Most bonds, including U.S. and foreign public and private corporate bonds, municipal bonds and structured securities, are classified as level 2 financial instruments and are valued based on prices obtained from independent pricing services or internally-developed pricing models using observable inputs. Typical market-observable inputs include benchmark yields, reported trades, issuer spreads, bids, offers, benchmark securities, estimated cash flows and prepayment speeds. Level 3 bonds are typically privately-placed and relatively illiquid, with fair value based on non-binding broker quotes or internally-developed pricing models utilizing unobservable inputs. See Note 3 for more information regarding the Company’s investments in bonds.

Mortgage Loans

Mortgage loans consist solely of commercial mortgage loans underwritten and originated by the Company. Fair value of these loans is estimated using a discounted cash flow approach based on market interest rates for commercial mortgage debt with comparable credit risk and maturity. See Note 3 for more information regarding the Company’s investments in mortgage loans.

Policy Loans

See Note 2 for information regarding policy loans, for which the Company considers the unpaid principal balance to approximate fair value.

Common and Preferred Stock

Common and preferred stocks classified as level 1 financial instruments are limited to those actively traded on a U.S. or foreign stock exchange. Level 2 securities are stocks for which market quotes are available but are not considered to be actively traded. Common and preferred stocks classified as level 3 are generally privately-placed with fair value primarily based on a sponsor valuation or market comparables approach utilizing unobservable inputs. See Note 3 for more information regarding the Company’s investments in common and preferred stocks.

Derivative Instruments

The Company’s derivative investments are generally traded in over-the-counter markets with fair value estimated using industry-standard models with market-observable inputs such as swap yield curves, LIBOR basis curves, foreign currency spot rates, foreign currency basis curves, option volatilities and credit spreads. See Note 4 for more information regarding the Company’s derivative investments.

Surplus Note Investments

The Company invests in surplus note issuances of other mutual insurance companies. These bond-like instruments are classified as level 2 financial instruments and are valued based on prices obtained from independent pricing services or internally-developed pricing models using observable inputs. Typical market-observable inputs include benchmark yields, reported trades, issuer spreads, bids, offers, benchmark securities, estimated cash flows and prepayment speeds.

Cash and Short-term Investments

Cash and short-term investments include cash deposit balances, money market mutual funds, short-term commercial paper and other highly-liquid debt instruments, for which the Company considers net asset value or amortized cost to approximate fair value.

Separate Account Assets and Liabilities

See Note 2 and Note 7 for information regarding the Company’s separate accounts, for which fair value is primarily based on quoted market prices for the related common stocks, preferred stocks, bonds, derivative instruments and other investments. Separate account assets classified as level 3 financial instruments are primarily securities partnership investments that are valued based on the Company’s underlying equity in the partnerships, which the Company considers to approximate fair value.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

General Account Insurance Reserves

The Company’s general account insurance liabilities defined as financial instruments under SSAP 100 are limited to “investment-type” products such as fixed-rate annuity policies, supplementary contracts without life contingencies and amounts left on deposit. The fair value of investment-type insurance reserves is estimated based on future cash flows discounted at market interest rates for similar instruments with comparable maturities.

Securities Lending Liabilities

See Note 3 for information regarding securities lending activity, for which the Company considers the liability to return collateral to approximate the fair value of collateral originally received.

Assets and Liabilities Reported at Fair Value

The following tables summarize assets and liabilities measured and reported at fair value in the statements of financial position at December 31, 2017 and 2016.

	December 31, 2017
	Quoted prices in	Significant	Significant
	active markets	observable	unobservable
	for identical assets	inputs	inputs
	(level 1)	(level 2)	(level 3)	Total
	(in millions)
General account:
Common and preferred stocks	$4,941	$1	$478	$5,420
Bonds	12	-	5	17
Money market mutual funds	243	-	-	243
Derivative assets	-	95	-	95
Derivative liabilities	-	(16)	-	(16)

Total general account	$5,196	$80	$483	$5,759

Separate accounts:
Mutual fund investments	$27,288	$-	$-	$27,288
Other benefit plan assets/liabilities	55	22	3	80
Pension and postretirement assets:
Bonds	375	2,386	115	2,876
Common and preferred stock	1,591	-	35	1,626
Cash and short-term securities	20	233	-	253
Other assets/liabilities	10	14	315	339

Subtotal pension and postretirement assets	1,996	2,633	465	5,094

Total separate accounts	$29,339	$2,655	$468	$32,462

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

	December 31, 2016
	Quoted prices in	Significant	Significant
	active markets	observable	unobservable
	for identical assets	inputs	inputs
	(level 1)	(level 2)	(level 3)	Total
	(in millions)
General account:
Common and preferred stocks	$3,366	$1	$522	$3,889
Bonds	-	-	45	45
Derivative assets	-	137	-	137
Derivative liabilities	-	(9)	-	(9)

Total general account	$3,366	$129	$567	$4,062

Separate accounts:
Mutual fund investments	$23,951	$-	$-	$23,951
Other benefit plan assets/liabilities	47	24	3	74
Pension and postretirement assets:
Bonds	206	2,068	81	2,355
Common and preferred stock	1,581	1	27	1,609
Cash and short-term securities	61	233	-	294
Other assets/liabilities	5	13	258	276

Subtotal pension and postretirement assets	1,853	2,315	366	4,534

Total separate accounts	$25,851	$2,339	$369	$28,559

The Company may reclassify assets reported at fair value between levels of the fair value hierarchy if appropriate based on changes in the quality of valuation inputs available during a reporting period. There were no material asset transfers between level 1 and level 2 or between level 2 and level 3 during the years ended December 31, 2017 or 2016.

The following tables summarize the changes in fair value of level 3 financial instruments for the years ended December 31, 2017 and 2016.

				Separate account pension and postretirement
For the year ended December 31, 2017	General account common and preferred stock	General account bonds	Separate account other benefit plan assets	Bonds	Common and preferred stocks	Other assets/liabilities
	(in millions)

Fair value, beginning of period	$522	$45	$3	$81	$27	$258

Realized gains/(losses)	38	(8)	-	(2)	4	36

Unrealized gains/(losses)	55	7	-	3	1	27

Issuances	-	-	-	-	-	-

Purchases	7	-	1	61	11	92

Sales	(86)	(44)	(1)	(32)	(8)	(98)

Settlements	-	-	-	-	-	-

Net discount/premium	-	-	-	-	-	-

Transfers into level 3	-	5	-	4	-	-

Transfers out of level 3	(58)	-	-	-	-	-

Fair value, end of period	$478	$5	$3	$115	$35	$315

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

				Separate account pension and postretirement
For the year ended December 31, 2016	General account common and preferred stock	General account bonds	Separate account other benefit plan assets	Bonds	Common and preferred stocks	Other assets/liabilities
	(in millions)

Fair value, beginning of period	$432	$9	$2	$69	$20	$265

Realized gains/(losses)	39	(6)	1	(1)	1	36

Unrealized gains/(losses)	13	4	-	2	2	(16)

Issuances	-	-	-	-	-	-

Purchases	129	-	1	34	7	58

Sales	(83)	(12)	(1)	(23)	(3)	(85)

Settlements	-	-	-	-	-	-

Net discount/premium	-	-	-	-	-	-

Transfers into level 3	-	50	-	-	-	-

Transfers out of level 3	(8)	-	-	-	-	-

Fair value, end of period	$522	$45	$3	$81	$27	$258

The fair values of level 3 financial instruments are sensitive to changes in significant unobservable inputs. Level 3 bonds are valued using a combination of discounted cash flows and indicative quotes from independent securities brokers based on market comparable companies. The most significant unobservable input in the discounted cash flow analysis is the discount rate. This rate is estimated based upon a risk-free market interest rate (U.S. Treasury with comparable maturity) plus a credit spread adjustment based on the estimated credit rating of the issuer. In general, issuers with lower credit ratings have higher credit spreads. A decrease in the credit spread adjustment would increase the fair value of the investment as the future expected cash flows are discounted at a lower rate. The opposite impact would occur if credit spread adjustments increase.

Level 3 privately-placed common and preferred stocks are primarily valued using a private equity sponsor valuation or market comparables approach. Both approaches rely on the use of multiples that are based on industry-specific comparable companies. Multiples are derived from the relationship of an entity’s fair value to its book value or earnings before interest, taxes, depreciation and amortization (“EBITDA”). The use of EBITDA normalizes for company-specific differences in capital structure, taxation and fixed asset accounting. An increase in the multiple would result in an increase in the fair value of the investment. The opposite impact would occur if the multiple decreased.